As filed with the Securities and Exchange Commission on November 26, 2007
Securities Act File No. 333-146327
Investment Company Act File No. 811-22128

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☑
Pre-Effective Amendment No. 1	☑
Post-Effective Amendment No. ______	☐
and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☑
Amendment No. 1	☑
(Check appropriate box or boxes.)

FOCUSSHARES TRUST
(Exact Name of Registrant as Specified in Charter)

210 Summit Avenue
Suite C-11
Montvale, NJ 07645
(Address of Principal Executive Offices) (Zip Code)
Registrant’s Telephone Number, including Area Code: (201) 930-8500

Erik Liik
FocusShares, LLC
210 Summit Avenue
Suite C-11
Montvale, NJ 07645
(Name and Address of Agent for Service)
With a copy to:
Kathleen Moriarty, Esq.
Katten Muchin Rosenman LLP
575 Madison Avenue
New York, New York 10022

Approximate Date of Proposed Public Offering:

As soon as practicable after the effective date of the Registration Statement.

Title of Securities Being Registered: Shares of Beneficial Interest, no par value per share.

     The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

FocusShares Trust (“Trust”) includes separate investment portfolios called “Funds.” Certain of the Funds will track the indices identified in the Portfolio Holdings Information section of this Prospectus (“Initial Funds”). The Trust intends to offer additional equity Funds not yet described or identified by name or Index (“Future Funds”). The Trust currently has four investment portfolios. Each Fund seeks investment results that closely correspond to the price and yield performance, before fees and expenses, of a particular index (each an “Underlying Index” and collectively, the “Underlying Indexes”) that tracks U.S. traded equity stocks. This Prospectus relates to the following Funds:

FocusShares ISE Homebuilders Index Fund
FocusShares ISE SINdex Fund
FocusShares ISE-CCM Homeland Security Index Fund
FocusShares ISE-Revere Wal-Mart Supplier Index Fund

FocusShares, LLC (“Advisor”) is the investment adviser to each Fund. Northern Trust Investments, N.A. (“NTI”) is the sub-adviser (“Sub-Advisor”). The International Securities Exchange, Inc. (“ISE”), as the “Index Provider,” has developed the indexes (“Index”) underlying the Funds, each of which tracks a different group of domestic companies. The Index Provider does not sponsor, endorse or promote the Funds and bears no liability with respect to any such Funds or their securities. For more detailed information about the Funds, see the Statement of Additional Information for the Funds (“SAI”), which is incorporated by reference into this Prospectus. Additional information about each Fund’s investments will be available in each Fund’s annual and semi-annual reports to shareholders.

The Trust is a registered open-end management investment company. Each Fund is an “exchange traded fund” (“ETF”). This means that shares of the Funds will be listed on NYSE Arca, Inc. (“NYSE Arca”) and trade at market prices. Market prices for a Fund’s shares may be different from its net asset value per share (“NAV”). Each Fund will have its own CUSIP number and exchange trading symbol.

Each Fund issues and redeems its shares at NAV only in blocks of 50,000 shares, or whole multiples thereof (“Creation Units”). These transactions are usually in exchange for a basket of securities and an amount of cash. Generally, only institutions or large investors purchase or redeem Creation Units. Shares of each Fund are not redeemable securities, unless aggregated in Creation Units.

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

No person has been authorized to give any information or to make any representations other than those contained in this Prospectus in connection with the offer of a Fund’s shares, and, if given or made, the information or representations must not be relied upon as having been authorized by the Funds. Neither the delivery of this Prospectus nor any sale of shares shall under any circumstance imply that the information contained herein is correct as of any date after the date of this Prospectus. Disclosures in this Prospectus will be updated, from time to time, to reflect material changes.

Dealers effecting transactions in a Fund’s shares, whether or not participating in this distribution, may be generally required to deliver a Prospectus. This is in addition to any obligation of dealers to deliver the Prospectus when acting as underwriters.

Shares of the Funds:  Are Not FDIC Insured, May Lose Value And Are Not Bank Guaranteed.

This Prospectus is dated November   , 2007 and explains concisely the information you ought to know before investing in a Fund. We suggest that you keep it for future reference.

A Note to Retail Investors

Shares of beneficial interest issued by a Fund (“Shares”) can be purchased directly from the issuing Fund only in exchange for a basket of securities that is expected to be worth not less than $2,250,000. Therefore, most individual investors will not be able to purchase shares directly from a Fund. Instead, these investors will need to purchase shares in the secondary market through a brokerage account or with the assistance of a broker. Thus, some of the information contained in this Prospectus—such as information about purchasing and redeeming shares from a Fund and references to Transaction Fees imposed on purchases and redemptions—is not relevant to many individual investors. Shares purchased or sold through a brokerage account or with the assistance of a broker may be subject to brokerage commissions and charges.

Page

Determination of Net Asset Value	34

Buying and Selling Shares in Creation Units	35

Buying and Selling Individual Shares	35

Creation and Redemption of Creation Units	37

Distributions	40

Federal Income Taxes	40

Tax Treatment of a Fund	41

Tax Treatment of Fund Shareholders	42

License Agreement	44

Financial Highlights	45

FocusShares Trust Privacy Policy	46

General Information	47

Second Amended & Restated Declarartion of Trust
Second Amended & Restated Bylaws of the Trust
Investment Advisory Agreement
Sub-Advisory Agreement
Distribution Agreement
Form of Authorized Participation Agreement
Domestic Custodian Agreement
Mutual Fund Services Agreement
Agency Services Agreement
Sub-License Agreement - ISE-Revere Wal-Mart Suppliers Index
Sub-License Agreement - ISE SINdex & ISE Homebuilders Index
Sub-License Agreement - ISE - CCM Homeland Security Index
Expense Limitation Agreement
PFO / Treasurer Agreement
Compliance Services Agreement
Opinion & Consent of Katten Munchin Rosenman LLP
Opinion & Consent of Grant Thornton LLP
Letter of Investment Intent
Code of Ethics of the Registrant
Code of Ethics of the Advisor
Code of Ethics of Sub-Advisor
Code of Ethics of the Distributor
Powers of Attorney

FocusShares ISE Homebuilders Index Fund
(Ticker Symbol: SAW)

Principal Investment Objective and Strategies
Investment Objective. The Fund’s investment objective is to provide investment results that correspond, before fees and expenses, generally to the price and yield performance of the ISE Homebuilders Index, which is briefly described below.

Principal Investment Policy. The Fund will normally invest at least 90% of its total assets in stocks of companies primarily engaged in the business of residential construction and prefabricated house manufacturing. This 90% investment policy is non-fundamental and requires 60 days’ prior written notice to shareholders before it can be changed. The Fund is non-diversified and may invest in small- and mid-capitalization companies.

Indexing Investment Approach. The Fund is not managed according to traditional methods of “active” investment management, which involve the buying and selling of securities based upon economic, financial and market analysis and investment judgment. Instead, the Fund, utilizing a “passive” or indexing investment approach, attempts to approximate the investment performance of the ISE Homebuilders Index by investing in a portfolio of securities that generally replicates the ISE Homebuilders Index, which was created by the ISE on December 31, 2000.

The Advisor anticipates that, generally, the Fund will hold all of the securities which comprise the ISE Homebuilders Index in proportion to their weightings in the ISE Homebuilders Index. However, under various circumstances, it may not be possible or practicable to purchase all of those securities in these weightings. In these circumstances, the Fund may purchase a sample of securities in the ISE Homebuilders Index. There also may be instances in which the Advisor or Sub-Advisor may choose to overweight another security in the ISE Homebuilders Index, purchase securities not in the ISE Homebuilders Index that the Advisor or Sub-Advisor believes are appropriate to substitute for certain securities in the ISE Homebuilders Index, or utilize various combinations of other available investment techniques in seeking to replicate as closely as possible, before fees and expenses, the price and yield performance of the ISE Homebuilders Index. The Fund may sell securities that are represented in the ISE Homebuilders Index in anticipation of their removal from the ISE Homebuilders Index or purchase securities not represented in the ISE Homebuilders Index in anticipation of their addition to the ISE Homebuilders Index. The Advisor expects that, over time, the correlation between the Fund’s performance and that of the ISE Homebuilders Index, before fees and expenses, will be 95% or better. A figure of 100% would indicate perfect correlation.

The Fund will normally invest at least 90% of its total assets in securities that comprise the ISE Homebuilders Index. A lesser percentage may be so invested to the extent that the Advisor needs additional flexibility to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and other regulatory requirements.

Because of the passive investment management approach of the Fund, the portfolio turnover rate is expected to be under 30%, generally a lower turnover rate than for many other investment companies. Sales as a result of ISE Homebuilders Index changes could result in the realization of short- or long-term capital gains in the Fund, resulting in tax liability for shareholders subject to U.S. federal income tax. See “Federal Income Taxes.”

The Advisor or the Sub-Advisor may sell a security held by the Fund in the event the Underlying Index rebalances or the Fund needs cash, which may be caused by a need to increase cash reserves, make income distributions or pay third-party fees and expenses. The Underlying Index is rebalanced by ISE typically on a semi-annual basis, and the Fund will rebalance when the Underlying Index does. Fund shareholders can find a list of companies comprising the Fund’s Underlying Index on the Trust’s website at http://www.focusshares.com or on the ISE’s website http://www.ise.com under the heading “Options Exchange—Products Traded—Index Options—Components.”

The ISE Homebuilders Index. The ISE Homebuilders Index is a “float-adjusted” capitalization index which includes stocks of residential construction companies and prefabricated house manufacturers that meet specific criteria developed by ISE. As of August 14, 2007, the ISE Homebuilders Index was comprised of 23 component securities with market capitalizations greater than $25 million that have a daily average traded volume of at least $355,000 over the past three months. The total market capitalization of the ISE Homebuilders Index as of August 14, 2007 was in excess of $36.8 billion. The ISE Homebuilders Index may contain a smaller or greater number of component securities from time to time. The criteria for inclusion in the ISE Homebuilders Index are discussed in the Funds’ Statement of Additional Information (“SAI”).

Fundamental and Non-Fundamental Policies. The Fund’s investment objective and each of the other investment policies are non-fundamental policies that may be changed by the Board of Trustees without shareholder approval, except as noted in the Funds’ SAI under the heading “Fund Investment Policies.” However, shareholders would be notified prior to any material change in these policies.

Principal Risks of Investing in the Fund
The Fund, together with the other Funds of the Trust, is subject to the following risks that are described in more detail under the heading “Principal Risk Factors Common to All Funds”:

Investment Style Risk	Investment Approach Risk

Issuer-Specific Risk	Interest Rate Risk

Stock Market Risk	Lack of Governmental Insurance or Guarantee

Shares of the Fund May Trade at Prices Other Than NAV

In addition, the following principal risks are associated with the Fund in particular:

Risks of Investing in the Stocks comprising the ISE Homebuilders Index. Residential construction companies and prefabricated house manufacturers whose stocks are held by the FocusShares ISE Homebuilders Index Fund are subject to a variety of risks, and may be significantly affected by the national, regional and local real estate markets. The building industry is also sensitive to interest rate fluctuations which can cause changes in the availability of mortgage capital and directly affect the purchasing power of potential homebuyers. This industry can be significantly affected by changes in government spending, consumer confidence, demographic patterns and the level of new and existing home sales.

Market Risk. The prices of the securities in the Fund are subject to the risk associated with investing in the stock market, including sudden and unpredictable drops in value. An investment in the Fund may lose money.

Index Tracking or Non-Correlation Risk. The Fund’s return may not match the return of the ISE Homebuilders Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the ISE Homebuilders Index and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the ISE Homebuilders Index. The Fund may not be fully invested at times either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions and pay expenses. Cash reserves may be held in a number of financial instruments, such as funds that invest exclusively in money market instruments (“Acquired Funds”), as described below under the heading “Additional Investment Strategies”. The need to comply with the diversification and other requirements of the Code may also impact the Fund’s ability to replicate the performance of the ISE Homebuilders Index.

Replication Management Risk. Unlike many investment companies, the Fund is not actively “managed.” Therefore, unless a specific security is removed from the ISE Homebuilders Index, the Fund generally would not sell a security because the security’s issuer was in financial trouble. An investment in the Fund involves risks similar to those of investing in any fund of equity securities traded on exchanges, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in stock prices. You should anticipate that the value of the Shares will decline, more or less, in correspondence with any decline in value of the ISE Homebuilders Index.

Non-Diversified. The Fund is a separate investment portfolio of the Trust, which is an open-end investment company registered under the Investment Company Act of 1940 (the “1940 Act”). The Fund is classified as a “non-diversified” investment company under the 1940 Act. As a result, the Fund is subject to the risk that it will be more volatile than a diversified fund because the Fund may invest its assets in a smaller number of issuers or may invest larger proportions of the assets of the Fund in a single company within the industry that comprises the ISE Homebuilders Index. As of August 14, 2007, the ISE Homebuilders Index included 23 component securities. As a result, the gains and losses on a single security may have a greater impact on the Fund’s NAV and may make the Fund more volatile than diversified funds.

Concentration Risk. To the extent that the ISE Homebuilders Index concentrates in the securities of the home building industry and related groups of industries, including stocks issued by residential construction companies and prefabricated house manufacturers, the Fund may concentrate its investments to approximately the same extent as the ISE Homebuilders Index. Since the Fund concentrates or otherwise invests a large portion of its assets in a single industry, it may be more susceptible to any single economic, market, political or regulatory occurrence affecting the home building industry or related groups of industries. In such case, the Fund may be more volatile than funds based on broader or less volatile market segments.

Investing in Small- or Mid-Cap Companies. The Fund may invest in small- or mid-cap companies. If it does so, it may be subject to certain risks associated with small- or mid-cap companies. These companies are often subject to less analyst coverage and may be in early and less predictable periods of their corporate existences. In addition, these companies often have greater price volatility, lower trading volume and less liquidity than larger, more established companies. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources and less competitive strength than larger companies.

Absence of Prior Active Market. The Fund is a newly organized series of an investment company and thus has no operating history. While the Fund intends that its Shares be listed on NYSE Arca, there can be no assurance that active trading markets for the Shares will develop or be maintained. Foreside Fund Services, LLC, the distributor of the Shares (“Distributor”), does not maintain a secondary market in the Shares.

Trading Issues. Trading in Shares on the NYSE Arca may be halted due to market conditions or for reasons that, in the view of the NYSE Arca, make trading in Shares inadvisable. In addition, trading in Shares on the NYSE Arca is subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules. There can be no assurance that the requirements of the NYSE Arca necessary to maintain the listing of the Fund will continue to be met or will remain unchanged.

Performance
The Fund has not yet commenced operations and therefore does not have a performance history. Performance history information provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for 1, 5 and 10-year periods compare to those of a broad measure of market performance.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund.(a)

Shareholder Expenses
(fees paid directly from your investment)	None*
Standard Creation/Redemption Transaction Fee	$1,000
Maximum Creation/Redemption Transaction Fee(b)	$4,000

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

Management Fee	0.65%

Other Operating Expenses(c)	0.09%

Total Annual Fund Operating Expenses	0.74%

Less: Fee Waivers and/or Expenses Reimbursement(d)	0.39%

Net Operating Expenses(d)	0.35%

Expense Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.

The Fund sells and redeems Shares in Creation Units generally on an in-kind basis for the component securities of the ISE Homebuilders Index. Shares in less than whole Creation Units are not redeemable. An investor purchasing a Creation Unit on an in-kind basis would pay the following expenses on a $10,000 investment (payment with a deposit of securities included in the ISE Homebuilders Index), assuming all Shares are redeemed at the end of the periods shown, a 5% annual return and that the Fund’s operating expenses remain the same. Investors should note that the presentation below of a $10,000 investment is for illustration purposes only, as Shares will be issued by the Fund only in Creation Units of 50,000 Shares valued at approximately $2,250,000 as of the first creation date. Further, the return of 5% and estimated expenses are for illustration purposes only, and should not be considered indicators of expected Fund expenses or performance, which may be greater or less than the estimates. Based on these assumptions, your costs would be:

Year	Expenses

1	$36

3	$195

(a)	When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges.

(b)	If a Creation Unit is purchased or redeemed outside the usual process through the National Securities Clearing Corporation (“NSCC”) or for cash, a variable fee of up to four times the standard creation or redemption Transaction Fee will be charged.

(c)	Other Operating Expenses are based on estimated amounts for the current fiscal year and calculated as a percentage of Fund net assets.

(d)	The Advisor has contractually agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses (exclusive of brokerage costs, interest, taxes, dividends, litigation, indemnification and extraordinary expenses as determined under generally accepted accounting principles) and organizational costs of the Fund from exceeding 0.35% of average net assets per year until January 31, 2009. As a result, the Fund’s “Total Annual Fund Operating Expenses” (excluding brokerage costs, interest, taxes, dividends, litigation, indemnification and extraordinary expenses) will be limited to 0.35%, as indicated in the table. The Advisor’s expense limitation agreement is renewable annually, provided such renewal is approved by the Board of Trustees of the Trust.

*	See “Shareholder Information—Creation and Redemption of Creation Units” for a discussion of Creation and Redemption Transaction Fees.

Creation Transaction Fees and Redemption Transaction Fees
The Trust issues and redeems Shares at NAV only in blocks of 50,000 Shares or whole multiples thereof. As a practical matter, only certain persons or entities known as “Authorized Participants” may purchase or redeem these Creation Units. A standard creation “Transaction Fee” of $1,000 is charged to each purchaser of Creation Units. The creation Transaction Fee is the same regardless of the number of Creation Units purchased by an Authorized Participant on the same day. The value of a Creation Unit as of the first creation was approximately $2,250,000. An Authorized Participant who holds Creation Units and wishes to redeem at NAV would also pay a standard redemption Transaction Fee of $1,000 on the date of such redemption(s), regardless of the number of Creation Units redeemed that day. Authorized Participants who hold Creation Units will also pay the annual Fund operating expenses described in the table on the previous page. Assuming an investment in a Creation Unit of $2,250,000 and a 5% return each year, and assuming that the Fund’s operating expenses remain the same, the total costs would be $10,058 if the Creation Unit is redeemed after one year and $45,919 if the Creation Unit is redeemed after three years. Investors should note that this presentation is for illustration purposes only and actual costs may be higher. See “Shareholder Information—Creation and Redemption of Creation Units.”

FocusShares ISE SINdex Fund (Ticker Symbol: PUF)

Principal Investment Objective and Strategies
Investment Objective. The Fund’s investment objective is to provide investment results that correspond, before fees and expenses, generally to the price and yield performance of the ISE SINdex, which is briefly described below.

Principal Investment Policy. The Fund will normally invest at least 90% of its total assets in stocks of owners and operators of casinos and gaming facilities, producers of beer and malt liquors, distillers, vintners and producers of other alcoholic beverages and manufacturers of cigarettes and other tobacco products. This 90% investment policy is non-fundamental and requires 60 days’ prior written notice to shareholders before it can be changed. The Fund is non-diversified and may invest in small- and mid-capitalization companies.

Indexing Investment Approach. The Fund is not managed according to traditional methods of “active” investment management, which involve the buying and selling of securities based upon economic, financial and market analysis and investment judgment. Instead, the Fund, utilizing a “passive” or indexing investment approach, attempts to approximate the investment performance of the ISE SINdex by investing in a portfolio of securities that generally replicate the ISE SINdex, which was created by the ISE on December 31, 1998.

The Advisor anticipates that, generally, the Fund will hold all of the securities which comprise the ISE SINdex in proportion to their weightings in the ISE SINdex. However, under various circumstances, it may not be possible or practicable to purchase all of those securities in these weightings. In these circumstances, the Fund may purchase a sample of securities in the ISE SINdex. There also may be instances in which the Advisor or Sub-Advisor may choose to overweight another security in the ISE SINdex, purchase securities not in the ISE SINdex that the Advisor or Sub-Advisor believes are appropriate to substitute for certain securities in the ISE SINdex, or utilize various combinations of other available investment techniques in seeking to replicate as closely as possible, before fees and expenses, the price and yield performance of the ISE SINdex. The Fund may sell securities that are represented in the ISE SINdex in anticipation of their removal from the ISE SINdex or purchase securities not represented in the ISE SINdex in anticipation of their addition to the ISE SINdex. The Advisor expects that, over time, the correlation between the Fund’s performance and that of the ISE SINdex, before fees and expenses, will be 95% or better. A figure of 100% would indicate perfect correlation.

The Fund will normally invest at least 90% of its total assets in securities that comprise the ISE SINdex. A lesser percentage may be so invested to the extent that the Advisor needs additional flexibility to comply with the requirements of the Code and other regulatory requirements.

Because of the passive investment management approach of the Fund, the portfolio turnover rate is expected to be under 30%, generally a lower turnover rate than for many other investment companies. Sales as a result of ISE SINdex changes could result in the realization of short- or long-term capital gains in the Fund, resulting in tax liability for shareholders subject to U.S. federal income tax. See “Federal Income Taxes.”

The Advisor or the Sub-Advisor may sell a security held by the Fund in the event the Underlying Index rebalances or the Fund needs cash, which may be caused by a need to increase cash reserves, make income distributions or pay third-party fees and expenses. The Underlying Index is rebalanced by ISE typically on a semi-annual basis, and the Fund will rebalance when the Underlying Index does. Fund shareholders can find a list of companies comprising the Fund’s Underlying Index on the Trust’s website at http://www.focusshares.com or on the ISE’s website http://www.ise.com under the heading “Options Exchange—Products Traded—Index Options—Components.”

The ISE SINdex. The ISE SINdex is an equal weighted “float-adjusted” index which includes stocks of owners and operators of casinos and gaming facilities, producers of beer and malt liquors, distillers, vintners and producers of other alcoholic beverages and manufacturers of cigarettes and other tobacco products. As of August 20, 2007, the ISE SINdex was comprised of 30 component securities with market capitalizations greater than $537.8 million that have daily average traded volume of at least $9.0 million over the past three months. The total market capitalization of the ISE SINdex Index as of August 20, 2007 was in excess of $500.5 billion. The ISE SINdex has been designed to include a maximum of 30 securities and may contain less than 30 from time to time. The criteria for inclusion in the ISE SINdex are discussed in the Funds’ SAI.

Fundamental and Non-Fundamental Policies. The Fund’s investment objective and each of the other investment policies are non-fundamental policies that may be changed by the Board of Trustees without shareholder approval, except as noted in the Funds’ SAI under the heading “Fund Investment Policies.” However, shareholders would be notified prior to any material change in these policies.

Principal Risks of Investing in the Fund
The Fund, together with the other Funds of the Trust, is subject to the following risks that are described in more detail under the heading “Principal Risk Factors Common to All Funds”:

Investment Style Risk	Investment Approach Risk

Issuer-Specific Risk	Interest Rate Risk

Stock Market Risk	Lack of Governmental Insurance or Guarantee

Shares of the Fund May Trade at Prices Other Than NAV

In addition, the following principal risks are associated with the Fund in particular:

Risks of Investing in the Stocks comprising the ISE SINdex. Stocks of companies held in the FocusShares ISE SINdex Fund, such as companies in the tobacco, alcohol and gaming industries, may be subject to the risks related to frequent and extensive litigation as well as risks related to regulatory and legislative action, which may affect the profitability of companies in these industries.

Market Risk. The prices of the securities in the Fund are subject to the risk associated with investing in the stock market, including sudden and unpredictable drops in value. An investment in the Fund may lose money.

Index Tracking for Non-Correlation Risk. The Fund’s return may not match the return of the ISE SINdex for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the ISE SINdex and incurs costs in buying and selling securities; especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the ISE SINdex. The Fund may not be fully invested at times either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions and pay expenses. Cash reserves may be held in a number of financial instruments, such as funds that invest exclusively in money market instruments (“Acquired Funds”), as described below under the heading “Additional Investment Strategies”. The need to comply with the diversification and other requirements of the Code may also impact the Fund’s ability to replicate the performance of the ISE SINdex.

Replication Management Risk. Unlike many investment companies, the Fund is not actively “managed.” Therefore, unless a specific security is removed from the ISE SINdex, the Fund generally would not sell a security because the security’s issuer was in financial trouble. An investment in the Fund involves risks similar to those of investing in any fund of equity securities traded on exchanges, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in stock prices. You should anticipate that the value of the Shares will decline, more or less, in correspondence with any decline in value of the ISE SINdex.

Non-Diversified. The Fund is a separate investment portfolio of the Trust, which is an open-end investment company registered under the 1940 Act. The Fund is classified as a “non-diversified” investment company under the 1940 Act. As a result, the Fund is subject to the risk that it will be more volatile than a diversified fund because the Fund may invest its assets in a smaller number of issuers or may invest larger proportions of the assets of the Fund in a single company. As of August 20, 2007, the ISE SINdex included 30 securities. As a result, the gains and losses on a single security may have a greater impact on the Fund’s NAV and may make the Fund more volatile than diversified funds.

Concentration Risk. To the extent that the ISE SINdex concentrates in the securities of the liquor, tobacco and hotel/gaming industries, including stocks of owners and operators of casinos and gaming facilities, producers of beer and malt liquors, distillers, vintners and producers of other alcoholic beverages and manufacturers of cigarettes and other tobacco products, the Fund may concentrate its investments to approximately the same extent as the ISE SINdex. Since the Fund concentrates or otherwise invests a large portion of its assets in a defined group of industries, it may be more susceptible to any single economic, market, political or regulatory occurrence affecting those industries. In such case, the Fund may be more volatile than funds based on broader or less volatile market segments.

Investing in Small- or Mid-Cap Companies. The Fund may invest in small- or mid-cap companies. If it does so, it may be subject to certain risks associated with small- or mid-cap companies. These companies are often subject to less analyst coverage and may be in early and less predictable periods of their corporate existences. In addition, these companies often have greater price volatility, lower trading volume and less liquidity than larger, more established companies. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources and less competitive strength than larger companies.

Absence of Prior Active Market. The Fund is a newly organized series of an investment company and thus has no operating history. While the Fund intends that its Shares be listed on NYSE Arca, there can be no assurance that active trading markets for the Shares will develop or be maintained. The Distributor does not maintain a secondary market in the Shares.

Trading Issues. Trading in Shares on NYSE Arca may be halted due to market conditions or for reasons that, in the view of NYSE Arca, make trading in Shares inadvisable. In addition, trading in Shares on NYSE Arca is subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules. There can be no assurance that the requirements of NYSE Arca necessary to maintain the listing of the Fund will continue to be met or will remain unchanged.

Performance
The Fund has not yet commenced operations and therefore does not have a performance history. Performance history information provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for 1, 5 and 10-year periods compare to those of a broad measure of market performance.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund.(a)

Shareholder Expenses
(fees paid directly from your investment)	None*
Standard Creation/Redemption Transaction Fee	$1,000
Maximum Creation/Redemption Transaction Fee(b)	$4,000

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

Management Fee	0.65%

Other Operating Expenses(c)	0.09%

Total Annual Fund Operating Expenses	0.74%

Less: Fee Waivers and/or Expense Reimbursement(d)	0.14%

Net Operating Expenses(d)	0.60%

Expense Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.

The Fund sells and redeems Shares in Creation Units generally on an in-kind basis for the component securities of the ISE SINdex. Shares in less than Creation Units are not redeemable. An investor purchasing a Creation Unit on an in-kind basis would pay the following expenses on a $10,000 investment (payment with a deposit of securities included in the ISE SINdex), assuming all Shares are redeemed at the end of the periods shown, a 5% annual return and that the Fund’s operating expenses remain the same. Investors should note that the presentation below of a $10,000 investment is for illustration purposes only, as Shares will be issued by the Fund only in Creation Units of 50,000 Shares valued at approximately $2,250,000 as of the first creation date. Further, the return of 5% and estimated expenses are for illustration purposes only, and should not be considered indicators of expected Fund expenses or performance, which may be greater or less than the estimates. Based on these assumptions, your costs would be:

Year	Expenses

1	$61

3	$220

(a)	When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges.

(b)	If a Creation Unit is purchased or redeemed outside the usual process through the National Securities Clearing Corporation (“NSCC”) or for cash, a variable fee of up to four times the standard creation or redemption Transaction Fee will be charged.

(c)	Other Operating Expenses are based on estimated amounts for the current fiscal year and calculated as a percentage of Fund net assets.

(d)	The Advisor has contractually agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses (exclusive of brokerage costs, interest, taxes, dividends, litigation, indemnification and extraordinary expenses as determined under generally accepted accounting principles) and organizational costs of the Fund from exceeding 0.60% of average net assets per year until January 31, 2009. As a result, the Fund’s “Total Annual Fund Operating Expenses” (excluding brokerage costs, interest, taxes, dividends, litigation, indemnification and extraordinary expenses) will be limited to 0.60%, as indicated in the table. The Advisor’s expense limitation agreement is renewable annually, provided such renewal is approved by the Board of Trustees of the Trust.

*	See “Shareholder Information—Creation and Redemption of Creation Units” for a discussion of Creation and Redemption Transaction Fees.

Creation Transaction Fees and Redemption Transaction Fees
The Trust issues and redeems Shares at NAV only in blocks of 50,000 Shares or whole multiples thereof. As a practical matter, only certain persons or entities known as “Authorized Participants” may purchase or redeem these Creation Units. A standard creation “Transaction Fee” of $1,000 is charged to each purchaser of Creation Units. The creation Transaction Fee is the same regardless of the number of Creation Units purchased by an Authorized Participant on the same day. The value of a Creation Unit as of the first creation was approximately $2,250,000. An Authorized Participant who holds Creation Units and wishes to redeem at NAV would also pay a standard redemption Transaction Fee of $1,000 on the date of such redemption(s), regardless of the number of Creation Units redeemed that day. Authorized Participants who hold Creation Units will also pay the annual Fund operating expenses described in the table on the previous page. Assuming an investment in a Creation Unit of $2,250,000 and a 5% return each year, and assuming that the Fund’s operating expenses remain the same, the total costs would be $15,797 if the Creation Unit is redeemed after one year and $51,572 if the Creation Unit is redeemed after three years. Investors should note that this presentation is for illustration purposes only and actual costs may be higher. See “Shareholder Information—Creation and Redemption of Creation Units.”

FocusShares ISE-CCM Homeland Security Index Fund (Ticker Symbol: MYP )

Principal Investment Objective and Strategies
Investment Objective. The Fund’s investment objective is to is to provide investment results that correspond, before fees and expenses, generally to the price and yield performance of the ISE-CCM Homeland Security Index, which is briefly described below.

Principal Investment Policy. The Fund will normally invest at least 90% of its total assets in stocks of companies primarily engaged in the business of contractual work with the Department of Homeland Security or law enforcement agencies, or providing products or services for the following efforts: intelligence and warning; border and transportation security; domestic counterterrorism; protection of critical infrastructure; defense against catastrophic threats; and emergency preparedness and response. This 90% investment policy is non-fundamental and requires 60 days’ prior written notice to shareholders before it can be changed. The Fund is non-diversified and may invest in small- and mid-capitalization companies.

Indexing Investment Approach. The Fund is not managed according to traditional methods of “active” investment management, which involve the buying and selling of securities based upon economic, financial and market analysis and investment judgment. Instead, the Fund, utilizing a “passive” or indexing investment approach, attempts to approximate the investment performance of the ISE-CCM Homeland Security Index by investing in a portfolio of securities that generally replicates the ISE-CCM Homeland Security Index, which was created by the ISE on December 31, 1999.

The Advisor anticipates that, generally, the Fund will hold all of the securities which comprise the ISE-CCM Homeland Security Index in proportion to their weightings in the ISE-CCM Homeland Security Index. However, under various circumstances, it may not be possible or practicable to purchase all of those securities in these weightings. In these circumstances, the Fund may purchase a sample of securities in the ISE Homebuilders Index. There also may be instances in which the Advisor or Sub-Advisor may choose to overweight another security in the ISE Homebuilders Index, purchase securities not in the ISE-CCM Homeland Security Index that the Advisor or Sub-Advisor believes are appropriate to substitute for certain securities in the ISE-CCM Homeland Security Index, or utilize various combinations of other available investment techniques in seeking to replicate as closely as possible, before fees and expenses, the price and yield performance of the ISE-CCM Homeland Security Index. The Fund may sell securities that are represented in the ISE-CCM Homeland Security Index in anticipation of their removal from the ISE-CCM Homeland Security Index or purchase securities not represented in the ISE-CCM Homeland Security Index in anticipation of their addition to the ISE-CCM Homeland Security Index. The Advisor expects that, over time, the correlation between the

Fund’s performance and that of the ISE-CCM Homeland Security Index, before fees and expenses, will be 95% or better. A figure of 100% would indicate perfect correlation.

The Fund will normally invest at least 90% of its total assets in securities that comprise the ISE-CCM Homeland Security Index. A lesser percentage may be so invested to the extent that the Advisor needs additional flexibility to comply with the requirements of the Code, and other regulatory requirements.

Because of the passive investment management approach of the Fund, the portfolio turnover rate is expected to be under 30%, generally a lower turnover rate than for many other investment companies. Sales as a result of ISE-CCM Homeland Security Index changes could result in the realization of short- or long-term capital gains in the Fund, resulting in tax liability for shareholders subject to U.S. federal income tax. See “Federal Income Taxes.”

The Advisor or the Sub-Advisor may sell a security held by the Fund in the event the Underlying Index rebalances or the Fund needs cash, which may be caused by a need to increase cash reserves, make income distributions or pay third-party fees and expenses. The Underlying Index is rebalanced by ISE typically on a semi-annual basis, and the Fund will rebalance when the Underlying Index does. Fund shareholders can find a list of companies comprising the Fund’s Underlying Index on the Trust’s website at http://www.focusshares.com or on the ISE’s website http://www.ise.com under the heading “Options Exchange—Products Traded—Index Options—Components.”

The ISE-CCM Homeland Security Index. The ISE-CCM Homeland Security Index is a “float-adjusted” capitalization index which includes the stocks of companies engaged in contractual work with the U.S. Department of Homeland Security or law enforcement agencies, or providing products or services for the following efforts: intelligence and warning; border and transportation security; domestic counterterrorism; protection of critical infrastructure; defense against catastrophic threats; and emergency preparedness and response. As of August 14, 2007, the ISE-CCM Homeland Security Index was comprised of 30 component securities with market capitalizations greater than $99.3 million that have daily average traded volume of at least $299,000 over the past three months. The total market capitalization of the ISE-CCM Homeland Security Index as of August 14, 2007 was in excess of $81.6 billion. The ISE-CCM Homeland Security Index was jointly developed by ISE and Cronus Capital Markets, Inc. Cronus Capital Markets, Inc., an independent and privately owned capital market research and consulting firm (“CCM”), provides specific research and support for the Index. The ISE-CCM Homeland Security Index has been designed to include 30 stocks at all times. The criteria for inclusion in the ISE-CCM Homeland Security Index are discussed in the Funds’ SAI.

Fundamental and Non-Fundamental Policies. The Fund’s investment objective and each of the other investment policies are non-fundamental policies that may be changed by the Board of Trustees without shareholder approval, except as noted in the Statement of Additional Information under the heading “Fund Investment Policies.” However, shareholders would be notified prior to any material change in these policies.

Principal Risks of Investing in the Fund
The Fund, together with the other Funds of the Trust, is subject to the following risks that are described in more detail under the heading “Principal Risk Factors Common to All Funds”:

Investment Style Risk	Investment Approach Risk

Issuer-Specific Risk	Interest Rate Risk

Stock Market Risk	Lack of Governmental Insurance or Guarantee

Shares of the Fund May Trade at Prices Other Than NAV

In addition, the following principal risks are associated with the Fund in particular:

Risks of Investing in the Stocks comprising the ISE-CCM Homeland Security Index. The companies whose stocks are held by the FocusShares ISE-CCM Homeland Security Index Fund, such as companies in the defense and weapons industries, may be adversely affected by changes in economic and political conditions, as well as legislative initiatives, all of which may negatively affect the profitability of companies in those industries.

Market Risk. The prices of the securities in the Fund are subject to the risk associated with investing in the stock market, including sudden and unpredictable drops in value. An investment in the Fund may lose money.

Index Tracking or Non-Correlation Risk. The Fund’s return may not match the return of the ISE-CCM Homeland Security Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the ISE-CCM Homeland Security Index and incurs costs in buying and selling securities; especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the ISE-CCM Homeland Security Index. The Fund may not be fully invested at times either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions and pay expenses. Cash reserves may be held in a number of financial instruments, such as funds that invest exclusively in money market instruments (“Acquired Funds”), as described below under the heading “Additional Investment Strategies”. The need to comply with the diversification and other requirements of the Code may also impact the Fund’s ability to replicate the performance of the ISE-CCM Homeland Security Index.

Replication Management Risk. Unlike many investment companies, the Fund is not actively “managed.” Therefore, unless a specific security is removed from the

ISE-CCM Homeland Security Index, the Fund generally would not sell a security because the security’s issuer was in financial trouble. An investment in the Fund involves risks similar to those of investing in any fund of equity securities traded on exchanges, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in stock prices. You should anticipate that the value of the Shares will decline, more or less, in correspondence with any decline in value of the ISE-CCM Homeland Security Index.

Non-Diversified. The Fund is a separate investment portfolio of the Trust, which is an open-end investment company registered under the 1940 Act. The Fund is classified as a “non-diversified” investment company under the 1940 Act. As a result, the Fund is subject to the risk that it will be more volatile than a diversified fund because the Fund may invest its assets in a smaller number of issuers or may invest larger proportions of the assets of the Fund in a single company within the industries that comprise the ISE-CCM Homeland Security Index. As of August 14, 2007, the ISE-CCM Homeland Security Index included 30 securities.

As a result, the gains and losses on a single security may have a greater impact on the Fund’s NAV and may make the Fund more volatile than diversified funds.

Concentration Risk. The ISE-CCM Homeland Security Index may concentrate in the securities of industries engaged in contractual work with the Department of Homeland Security or law enforcement agencies, or providing products or services for the following efforts: intelligence and warning; border and transportation security; domestic counterterrorism; protection of critical infrastructure; defense against catastrophic threats; and emergency preparedness and response. To the extent that the ISE-CCM Homeland Security Index is concentrated in any particular industry, the Fund may concentrate its investments to approximately the same extent. Since the Fund may concentrate or otherwise invest a large portion of its assets in an industry, it may be more susceptible to any single economic, market, political or regulatory occurrence affecting that industry. In such case, the Fund may be more volatile than funds based on broader or less volatile market segments. Presently, the ISE-CCM Homeland Security Index does not exhibit concentration in any particular industry or group of industries, although this may change in the future.

Investing in Small- or Mid-Cap Companies. The Fund may invest in small- or mid-cap companies. If it does so, it may be subject to certain risks associated with small- or mid-cap companies. These companies are often subject to less analyst coverage and may be in early and less predictable periods of their corporate existences. In addition, these companies often have greater price volatility, lower trading volume and less liquidity than larger, more established companies. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources and less competitive strength than larger companies.

Absence of Prior Active Market. The Fund is a newly organized series of an investment company and thus has no operating history. While the Fund intends that its Shares be listed on NYSE Arca, there can be no assurance that active trading markets for the Shares will develop or be maintained. The Distributor does not maintain a secondary market in the Shares.

Trading Issues. Trading in Shares on NYSE Arca may be halted due to market conditions or for reasons that, in the view of NYSE, make trading in Shares inadvisable. In addition, trading in Shares on NYSE Arca is subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules. There can be no assurance that the requirements of NYSE Arca necessary to maintain the listing of the Fund will continue to be met or will remain unchanged.

Performance
The Fund has not yet commenced operations and therefore does not have a performance history. Performance history information provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for 1, 5 and 10-year periods compare to those of a broad measure of market performance.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund.(a)

Shareholder Expenses
(fees paid directly from your investment)	None*

Standard Creation/Redemption Transaction Fee	$1,000

Maximum Creation/Redemption Transaction Fee(b)	$4,000

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)

Management Fee	0.65%

Other Operating Expenses(c)	0.09%

Total Annual Fund Operating Expenses	0.74%

Less: Fee Waivers and/or Expense Reimbursement(d)	0.14%

Net Operating Expenses(d)	0.60%

Expense Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.

The Fund sells and redeems Shares in Creation Units generally on an in-kind basis for the component securities of the ISE-CCM Homeland Security Index. Shares in less than Creation Units are not redeemable. An investor purchasing a Creation Unit on an in-kind basis would pay the following expenses on a $10,000 investment (payment with a deposit of securities included in the ISE-CCM Homeland Security Index), assuming all Shares are redeemed at the end of the periods shown, a 5% annual return and that the Fund’s operating expenses remain the same. Investors should note that the presentation below of a $10,000 investment is for illustration purposes only, as Shares will be issued by the Fund only in Creation Units of 50,000 Shares valued at approximately $2,250,000 as of the first creation date. Further, the return of 5% and estimated expenses are for illustration purposes only, and should not be considered indicators of expected Fund expenses or performance, which may be greater or less than the estimates. Based on these assumptions, your costs would be:

Year	Expenses

1	$61

3	$220

(a)	When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges.

(b)	If a Creation Unit is purchased or redeemed outside the usual process through the National Securities Clearing Corporation (“NSCC”) or for cash, a variable fee of up to four times the standard creation or redemption Transaction Fee will be charged.

(c)	Other Operating Expenses are based on estimated amounts for the current fiscal year and calculated as a percentage of Fund net assets.

(d)	The Advisor has contractually agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses (exclusive of brokerage costs, interest, taxes, dividends, litigation, indemnification and extraordinary expenses as determined under generally accepted accounting principles) and organizational costs of the Fund from exceeding 0.60% of average net assets per year until January 31, 2009. As a result, the Fund’s “Total Annual Fund Operating Expenses” (excluding brokerage costs, interest, taxes, dividends, litigation, indemnification and extraordinary expenses) will be limited to 0.60%, as indicated in the table. The Advisor’s expense limitation agreement is renewable annually, provided such renewal is approved by the Board of Trustees of the Trust.

*	See “Shareholder Information—Creation and Redemption of Creation Units” for a discussion of Creation and Redemption Transaction Fees.

Creation Transaction Fees and Redemption Transaction Fees
The Trust issues and redeems Shares at NAV only in blocks of 50,000 Shares or whole multiples thereof. As a practical matter, only certain persons or entities known as “Authorized Participants” may purchase or redeem these Creation Units. A standard creation “Transaction Fee” of $1,000 is charged to each purchaser of Creation Units. The creation Transaction Fee is the same regardless of the number of Creation Units purchased by an Authorized Participant on the same day. The value of a Creation Unit as of the first creation was approximately $2,250,000. An Authorized Participant who holds Creation Units and wishes to redeem at NAV would also pay a standard redemption Transaction Fee of $1,000 on the date of such redemption(s), regardless of the number of Creation Units redeemed that day. Authorized Participants who hold Creation Units will also pay the annual Fund operating expenses described in the table on the previous page. Assuming an investment in a Creation Unit of $2,250,000 and a 5% return each year, and assuming that the Fund’s operating expenses remain the same, the total costs would be $15,797 if the Creation Unit is redeemed after one year and $51,572 if the Creation Unit is redeemed after three years. Investors should note that this presentation is for illustration purposes only and actual costs may be higher. See “Shareholder Information—Creation and Redemption of Creation Units.”

FocusShares ISE-Revere Wal-Mart Supplier Index Fund (Ticker Symbol: WSI)

Principal Investment Objective and Strategies
Investment Objective. The Fund’s investment objective is to provide investment results that correspond, before fees and expenses, generally to the price and yield performance of the ISE-Revere Wal-Mart Supplier Index, which is briefly described below.

Principal Investment Policy. The Fund will normally invest at least 90% of its total assets in stocks of companies that derive a substantial portion of revenue from Wal-Mart Stores, Inc. This 90% investment policy is non-fundamental and requires 60 days’ prior written notice to shareholders before it can be changed. The Fund is non-diversified and may invest in small- and mid-capitalization companies.

Indexing Investment Approach. The Fund is not managed according to traditional methods of “active” investment management, which involve the buying and selling of securities based upon economic, financial and market analysis and investment judgment. Instead, the Fund, utilizing a “passive” or indexing investment approach, attempts to approximate the investment performance of the ISE-Revere Wal-Mart Supplier Index by investing in a portfolio of securities that generally replicate the ISE-Revere Wal-Mart Supplier Index, which was created by the ISE on July 1, 2002.

The Advisor anticipates that, generally, the Fund will hold all of the securities which comprise the ISE-Revere Wal-Mart Supplier Index in proportion to their weightings in the ISE-Revere Wal-Mart Supplier Index. However, under various circumstances, it may not be possible or practicable to purchase all of those securities in these weightings. In these circumstances, the Fund may purchase a sample of securities in the ISE-Revere Wal-Mart Supplier Index. There also may be instances in which the Advisor or Sub-Advisor may choose to overweight another security in the ISE-Revere Wal-Mart Supplier Index, purchase securities not in the ISE-Revere Wal-Mart Supplier Index that the Advisor or Sub-Advisor believes are appropriate to substitute for certain securities in the ISE-Revere Wal-Mart Supplier Index, or utilize various combinations of other available investment techniques in seeking to replicate as closely as possible, before fees and expenses, the price and yield performance of the ISE-Revere Wal-Mart Supplier Index. The Fund may sell securities that are represented in the ISE-Revere Wal-Mart Supplier Index in anticipation of their removal from the ISE-Revere Wal-Mart Supplier Index or purchase securities not represented in the ISE-Revere Wal-Mart Supplier Index in anticipation of their addition to the ISE-Revere Wal-Mart Supplier Index. The Advisor expects that, over time, the correlation between the Fund’s performance and that of the ISE-Revere Wal-Mart Supplier Index, before fees and expenses, will be 95% or better. A figure of 100% would indicate perfect correlation.

The Fund will normally invest at least 90% of its total assets in securities that comprise the ISE-Revere Wal-Mart Supplier Index. A lesser percentage may be so invested to the extent that the Advisor needs additional flexibility to comply with the requirements of the Code, and other regulatory requirements.

Because of the passive investment management approach of the Fund, the portfolio turnover rate is expected to be under 30%, generally a lower turnover rate than for many other investment companies. Sales as a result of ISE-Revere Wal-Mart Supplier Index changes could result in the realization of short- or long-term capital gains in the Fund, resulting in tax liability for shareholders subject to U.S. federal income tax. See “Federal Income Taxes.”

The Advisor or the Sub-Advisor may sell a security held by the Fund in the event the Underlying Index rebalances or the Fund needs cash, which may be caused by a need to increase cash reserves, make income distributions or pay third-party fees and expenses. The Underlying Index is rebalanced by ISE typically on a semi-annual basis, and the Fund will rebalance when the Underlying Index does. Fund shareholders can find a list of companies comprising the Fund’s Underlying Index on the Trust’s website at http://www.focusshares.com or on the ISE’s website http://www.ise.com under the heading “Options Exchange—Products Traded—Index Options—Components.”

The ISE-Revere Wal-Mart Supplier Index. The ISE-Revere Wal-Mart Supplier Index is a “float-adjusted” capitalization index that tracks the performance of companies that derive a substantial portion of revenue from Wal-Mart Stores, Inc. The ISE-Revere Wal-Mart Supplier Index is designed to exploit a unique situation where the world’s largest retailer has spawned a sub-industry of dependent companies, including many that are common household names. The goal of the ISE-Revere Wal-Mart Supplier Index is to be the benchmark of that sub-industry. As of August 14, 2007, the ISE-Revere Wal-Mart Supplier Index was comprised of 30 component securities with market capitalizations greater than $69.8 million that have daily average traded volume of at least $803,000 over the past three months. The total market capitalization was in excess of $103.6 billion. The ISE-Revere Wal-Mart Supplier Index has been designed to include a maximum of 30 securities and may contain less than 30 from time to time. The criteria for inclusion in the ISE-Revere Wal-Mart Supplier Index are discussed in the Funds’ SAI.

Fundamental and Non-Fundamental Policies. The Fund’s investment objective and each of the other investment policies are non-fundamental policies that may be changed by the Board of Trustees without shareholder approval, except as noted in the Statement of Additional Information under the heading “Fund Investment Policies.” However, shareholders would be notified prior to any material change in these policies.

Principal Risks of Investing in the Fund
The Fund, together with the other Funds of the Trust, is subject to the following risks that are described in more detail under the heading “Principal Risk Factors Common to All Funds”:

Investment Style Risk	Investment Approach Risk

Issuer-Specific Risk	Interest Rate Risk

Stock Market Risk	Lack of Governmental Insurance or Guarantee

Shares of the Fund May Trade at Prices Other Than NAV

In addition, the following principal risks are associated with the Fund in particular:

Risks of Investing in Stocks Comprising the ISE-Revere Wal-Mart Supplier Index. The companies whose stocks are held by the FocusShares ISE-Revere Wal-Mart Supplier Index Fund may be significantly affected by the performance of the overall economy, interest rates, competition, consumer confidence and the underlying performance of Wal-Mart Stores, Inc. The profitability of these companies may depend heavily upon disposable household income and consumer spending. Changes in demographics and consumer tastes may also affect the demand for, and success of, consumer discretionary products.

Market Risk. The prices of the securities in the Fund are subject to the risk associated with investing in the stock market, including sudden and unpredictable drops in value. An investment in the Fund may lose money.

Index Tracking or Non-Correlation Risk. The Fund’s return may not match the return of the ISE-Revere Wal-Mart Supplier Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the ISE-Revere Wal-Mart Supplier Index and incurs costs in buying and selling securities; especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the ISE-Revere Wal-Mart Supplier Index. The Fund may not be fully invested at times either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions and pay expenses. Cash reserves may be held in a number of financial instruments, such as funds that invest exclusively in money market instruments (“Acquired Funds”), as described below under the heading “Additional Investment Strategies”. The need to comply with the diversification and other requirements of the Code may also impact the Fund’s ability to replicate the performance of the ISE-Revere Wal-Mart Supplier Index.

Replication Management Risk. Unlike many investment companies, the Fund is not actively “managed.” Therefore, unless a specific security is removed from the ISE-Revere Wal-Mart Supplier Index, the Fund generally would not sell a security because the security’s issuer was in financial trouble. An investment in the Fund involves risks similar to those of investing in any fund of equity securities traded on exchanges, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in stock prices. You should anticipate that the value of the Shares will decline, more or less, in correspondence with any decline in value of the ISE-Revere Wal-Mart Supplier Index.

Non-Diversified. The Fund is a separate investment portfolio of the Trust, which is an open-end investment company registered under the 1940 Act. The Fund is classified as a “non-diversified” investment company under the 1940 Act. As a result, the Fund is subject to the risk that it will be more volatile than a diversified fund because the Fund may invest its assets in a smaller number of issuers or may invest larger proportions of the assets of the Fund in a single company within the industries that comprise the ISE-Revere Wal-Mart Supplier Index. As of August 14, 2007, the ISE-Revere Wal-Mart Supplier Index included 30 securities. As a result, the gains and losses on a single security may have a greater impact on the Fund’s NAV and may make the Fund more volatile than diversified funds.

Concentration Risk. The ISE-Revere Wal-Mart Supplier Index concentrates in the securities of companies in the retail manufacturing and wholesale supply of retail goods industries to the extent that it includes only those companies that derive a substantial portion of revenue from supplying Wal-Mart Stores, Inc. To the extent that the ISE-Revere Wal-Mart Supplier Index is concentrated in any particular industry, the Fund may concentrate its investments to approximately the same extent. Since the Fund concentrates or otherwise invests a large portion of its assets in a single industry or group of industries, it may be more susceptible to any single economic, market, political or regulatory occurrence affecting that industry or group of industries. In such case, the Fund may be more volatile than funds based on broader or less volatile market segments.

Investing in Small- or Mid-Cap Companies. The Fund may invest in small- or mid-cap companies. If it does so, it may be subject to certain risks associated with small- or mid-cap companies. These companies are often subject to less analyst coverage and may be in early and less predictable periods of their corporate existences. In addition, these companies often have greater price volatility, lower trading volume and less liquidity than larger, more established companies. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources and less competitive strength than larger companies.

Absence of Prior Active Market. The Fund is a newly organized series of an investment company and thus has no operating history. While the Fund intends that its Shares be listed on NYSE Arca, there can be no assurance that active trading markets for the Shares will develop or be maintained. The Distributor does not maintain a secondary market in the Shares.

Trading Issues. Trading in Shares on the NYSE Arca may be halted due to market conditions or for reasons that, in the view of the NYSE, make trading in Shares inadvisable. In addition, trading in Shares on the NYSE Arca is subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules. There can be no assurance that the requirements of the NYSE Arca necessary to maintain the listing of the Fund will continue to be met or will remain unchanged.

Performance
The Fund has not yet commenced operations and therefore does not have a performance history. Performance history information will provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how its returns for 1, 5 and 10-year periods compare to a broad-based measure of market performance.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund.(a)

Shareholder Expenses
(fees paid directly from your investment)	None*

Standard Creation/Redemption Transaction Fee	$1,000

Maximum Creation/Redemption Transaction Fee(b)	$4,000

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)

Management Fee	0.65%

Other Operating Expenses(c)	0.09%

Total Annual Fund Operating Expenses	0.74%

Less: Fee Waivers and/or Expense Reimbursement(d)	0.14%

Net Operating Expenses(d)	0.60%

Expense Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.

The Fund sells and redeems Shares in Creation Units principally on an in-kind basis for the component securities of the ISE-Revere Wal-Mart Supplier Index. Shares in less than Creation Units are not redeemable. An investor purchasing a Creation Unit on an in-kind basis would pay the following expenses on a $10,000 investment (payment with a deposit of securities included in the ISE-Revere Wal-Mart Supplier Index), assuming all Shares are redeemed at the end of the periods shown, a 5% annual return and that the Fund’s operating expenses remain the same. Investors should note that the presentation below of a $10,000 investment is for illustration purposes only, as Shares will be issued by the Fund only in Creation Units of 50,000 Shares valued at approximately $2,250,000 of the first creation date. Further, the return of 5% and estimated expenses are for illustration purposes only, and should not be considered indicators of expected Fund expenses or performance, which may be greater or less than the estimates. Based on these assumptions, your costs would be:

Year	Expenses

1	$61

3	$220

(a)	When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges.

(b)	If a Creation Unit is purchased or redeemed outside the usual process through the National Securities Clearing Corporation (“NSCC”) or for cash, a variable fee of up to four times the standard creation or redemption Transaction Fee will be charged.

(c)	Other Operating Expenses are based on estimated amounts for the current fiscal year and calculated as a percentage of Fund net assets.

(d)	The Advisor has contractually agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses (exclusive of brokerage costs, interest, taxes, dividends, litigation, indemnification and extraordinary expenses as determined under generally accepted accounting principles) and organizational costs of the Fund from exceeding 0.60% of average net assets per year until January 31, 2009. As a result, the Fund’s “Total Annual Fund Operating Expenses” (excluding brokerage costs, interest, taxes, dividends, litigation, indemnification and extraordinary expenses) will be limited to 0.60%, as indicated in the table. The Advisor’s expense limitation agreement is renewable annually, provided such renewal is approved by the Board of Trustees of the Trust.

*	See “Shareholder Information—Creation and Redemption of Creation Units” for a discussion of Creation and Redemption Transaction Fees.

Creation Transaction Fees and Redemption Transaction Fees
The Trust issues and redeems Shares at NAV only in blocks of 50,000 Shares or whole multiples thereof. As a practical matter, only Authorized Participants may purchase or redeem these Creation Units. A standard creation Transaction Fee of $1,000 is charged to each purchaser of Creation Units. The creation Transaction Fee is the same regardless of the number of Creation Units purchased by an Authorized Participant on the same day. The value of a Creation Unit as of the first creation was approximately $2,250,000. An Authorized Participant who holds Creation Units and wishes to redeem at NAV would also pay a standard redemption Transaction Fee of $1,000 on the date of such redemption(s), regardless of the number of Creation Units redeemed that day. Authorized Participants who hold Creation Units will also pay the annual Fund operating expenses described in the table on the previous page. Assuming an investment in a Creation Unit of $2,250,000 and a 5% return each year, and assuming that the Fund’s operating expenses remain the same, the total costs would be $15,797 if the Creation Unit is redeemed after one year and $51,572 if the Creation Unit is redeemed after three years. Investors should note that this presentation is for illustration purposes only and actual costs may be higher. See “Shareholder Information—Creation and Redemption of Creation Units.”

Additional Investment Strategies

Each Fund will normally invest at least 90% of its total assets in component securities that comprise its respective Underlying Index. As a non-principal investment strategy, each Fund may invest its remaining assets in money market instruments, including repurchase agreements or Acquired Funds which invest exclusively in money market instruments (subject to applicable limitations under the 1940 Act, or exemptions therefrom), convertible securities, structured notes (notes on which the amount of principal repayment and interest payments are based on the movement of one or more specified factors, such as the movement of a particular stock or stock index) and options and futures contracts. Options and futures contracts, convertible securities and structured notes may be used by each Fund in seeking performance that corresponds to its respective Underlying Index, and in managing cash flows. The Funds will not invest in money market instruments as part of a temporary defensive strategy to protect against potential stock market declines.

As an additional non-principal strategy, the Funds may lend their portfolio securities to brokers, dealers and other financial institutions desiring to borrow securities to complete transactions and for other purposes. In connection with such loans, the Funds receive liquid collateral equal to at least 102% of the value of the portfolio securities being loaned. This collateral is marked-to-market on a daily basis. Although a Fund will receive collateral in connection with all loans of its securities holdings, the Fund would be exposed to a risk of loss should a borrower default on its obligation to return the borrowed securities (e.g., the loaned securities may have appreciated beyond the value of the collateral held by the Fund). In addition, the Fund will bear the risk of loss of any cash collateral that it invests.

Principal Risk Factors Common to All Funds

In addition to the risks associated with a particular Fund that are discussed under the description of that Fund in the FocusShares Trust Funds sections above, all Funds are also subject to the principal risks described below. Some or all of these risks may adversely affect a Fund’s NAV, trading price, yield, total return and/or its ability to meet its objectives.

Investment Style Risk
The returns from the types of securities in which a Fund invests may under-perform returns from the various general securities markets or different asset classes. This may cause a Fund to under-perform other investment vehicles that invest in different asset classes. Different types of securities (for example, large-, mid- and small-capitalization stocks) tend to go through cycles of doing better—or worse—than the general securities markets. In the past, these periods have lasted for as long as several years.

Investment Approach Risk
Each Fund invests in the securities included in, or representative of, its Underlying Index regardless of their investment merit. The Funds do not attempt to outperform their Underlying Indexes or take defensive positions in declining markets. As a result, each Fund’s performance may be adversely affected by a general decline in the U.S. market segments relating to its Underlying Index.

Issuer-Specific Risk
Changes in the financial condition of an issuer of the stock or counterparty to a financial instrument, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can affect a security’s or instrument’s value. The value of securities of smaller, less well-known issuers can be more volatile than that of larger issuers. Issuer-specific events can have a negative impact on the value of a Fund.

Interest Rate Risk
Each of the Underlying Indexes, and therefore the Funds, may be more heavily weighted than other types of investments in market sectors or certain industries that are sensitive to interest rate fluctuations (such as the financial sector and the building industry). The Funds therefore may be more sensitive to fluctuations in interest rates than other types of investments. In particular, increases in prevailing interest rates could have a negative impact on the performance of the Funds.

Stock Market Risk
The trading price of equity securities, including the prices of each Fund’s Shares, will fluctuate in response to a variety of factors. These factors include events impacting a single issuer, as well as political, market and economic developments that affect specific market segments and the market as a whole. Each Fund’s NAV and market price, like stock prices generally, will fluctuate within a wide range in response to these factors. As a result, an investor could lose money over short or even long periods.

Although it is expected that the Shares of the Funds will be listed for trading on NYSE Arca, it is possible that an active trading market may not be maintained.

Lack of Governmental Insurance or Guarantee
An investment in a Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency.

Shares of the Funds May Trade at Prices Other Than NAV
It is expected that the Shares of a Fund will be listed for trading on NYSE Arca and will be bought and sold in the secondary market at market prices. Although it is expected that generally the market price of the Shares of each Fund will approximate the respective Fund’s NAV, there may be times when the market price and the NAV vary significantly. Thus, you may pay more than NAV when you buy Shares of a Fund in the secondary market, and you may receive less than NAV when you sell those Shares in the secondary market.

The market price of Fund Shares during the trading day, like the price of any exchange-traded security, includes a “bid/ask” spread charged by the exchange specialist, market makers or other participants that trade the Fund Shares. In times of severe market disruption, the bid/ask spread can increase significantly. At those times, Fund Shares are most likely to be traded at a discount to NAV, and the discount is likely to be greatest when the price of Shares is falling fastest, which may be the time that you most want to sell your Shares. The Advisor believes that, under normal market conditions, large market price discounts or premiums to NAV will not be sustained because of arbitrage opportunities.

Portfolio Holdings

A description of each Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Funds’ SAI.

Management

Board of Trustees
The Board of Trustees of the Trust (“Board”) has responsibility for the general oversight of the management of the Funds, including general supervision of the Advisor and other service providers, but is not involved in the day-to-day management of the Trust. A list of the Trustees and the Trust officers, and their present positions and principal occupations is provided in the Funds’ SAI.

Investment Adviser
Under the terms of an Investment Advisory Agreement between the Trust and FocusShares, LLC with respect to each of the Funds (the “Investment Advisory Agreement”), FocusShares, LLC serves as the Advisor to the Funds and, subject to the supervision of the Board of Trustees, will be responsible for the day-to-day investment management of the Funds. The Advisor’s principal business address is 210 Summit Avenue, Suite C-11, Montvale, NJ 07645.

The Advisor registered with the SEC as a registered investment adviser effective November 1, 2007. The Advisor does not manage any other investment companies and has limited experience as an investment adviser. The Advisor arranged for the provision of sub-advisory, distribution, transfer agency, custody, fund administration and all other services necessary for the Funds to operate. The portfolio managers that will manage the Funds as employees of the Sub-Advisor have several years of industry experience, which is discussed in further detail in the “Portfolio Managers” section below.

The basis for the Board’s approval of the Investment Advisory Agreement and the sub-advisory agreement with the Sub-Advisor will be available in the Trust’s Annual Report to Shareholders for the fiscal year ended September 30, 2008.

Advisory Fees. The Advisor expects to receive fees from each Fund, based on a percentage of the Fund’s average daily net assets, as shown in the following table:

Name of Fund	Management Fee

FocusShares ISE Homebuilders Index Fund	0.65%

FocusShares ISE SINdex Fund	0.65%

FocusShares ISE-CCM Homeland Security Index Fund	0.65%

FocusShares ISE-Revere Wal-Mart Supplier Index Fund	0.65%

Other Expenses. Under the Investment Advisory Agreement, the Advisor has agreed to pay all expenses of the Trust, except for: (i) brokerage expenses and other expenses (such as stamp taxes) connected with the execution of portfolio transactions or in connection with creation and redemption transactions; (ii) interest and tax expenses; (iii) dividend or distribution expenses; (iv) legal fees or expenses in connection with any arbitration, litigation or pending or threatened arbitration or litigation, including any settlements in connection therewith; (v) compensation and expenses of each Independent Trustee; (vi) compensation and expenses of counsel to the Independent Trustees; (vii) compensation and expenses of, or fees and expenses relating to the provision of the services of, the Trust’s chief compliance officer and the Trust’s principal financial officer; (viii) distribution fees and expenses, if any, paid by the Trust under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act; (ix) extraordinary expenses, as determined under generally accepted accounting principles; and (viii) the advisory fee payable to the Advisor.

Expense Limitation Agreement. The Advisor has agreed, pursuant to an Expense Limitation Agreement with the Trust (the “Expense Limitation Agreement”), to waive or reduce its fees and to assume other expenses of the Funds, if necessary, to prevent the total annual operating expenses (exclusive of brokerage costs, interest, taxes, dividends, litigation, indemnification, and extraordinary expenses as determined under generally accepted accounting principles) and organizational costs of each Fund from exceeding the following annual rates (expressed as percentages of each Fund’s average daily net assets) for the period ending January 31, 2009:

Name of Fund	Expense Limitation Rate

FocusShares ISE Homebuilders Index Fund	0.35%

FocusShares ISE SINdex Fund	0.60%

FocusShares ISE-CCM Homeland Security Index Fund	0.60%

FocusShares ISE-Revere Wal-Mart Supplier Index Fund	0.60%

The Advisor currently expects that the Expense Limitation Agreement will continue from year-to-year provided such continuance is approved by the Board. The Trust may terminate the Expense Limitation Agreement at any time. The Advisor may also terminate the Expense Limitation Agreement at the end of the then-current term upon prior written notice to the Trust as set forth in the Expense Limitation Agreement.

Sub-Adviser
NTI, pursuant to the terms of a Sub-Advisory Agreement between NTI and the Advisor (the “Sub-Advisory Agreement”), acts as Sub-Advisor to manage the assets of each Fund according to its investment objective. The Sub-Advisor is responsible for managing the investment operations and composition of each Fund in accordance with its investment objective and strategies as stated in this Prospectus and the SAI, as from time to time in effect. The Sub-Advisor’s address is 65 East 55th Street, 24th Floor, New York, NY 10022.

Portfolio Manager
The Portfolio Manager currently responsible for the day-to-day management of each Fund’s portfolio is Brent D. Reeder, a Vice President of the Sub-Advisor since 1993. During the past five years, Mr. Reeder has managed quantitative equity portfolios. The SAI contains additional information about the Portfolio Manager’s compensation, other accounts managed by Mr. Reeder and his ownership of securities held in any of the Funds.

The Administrator, Custodian, and Transfer, Index Receipt and Dividend Disbursing Agent
J.P. Morgan Investor Services Co. (“JPMISCo”) serves as administrator of the Trust and each of the Funds. JPMISCo is located at 73 Tremont Street, Boston, MA 02108. Pursuant to the Mutual Fund Services Agreement with the Trust, JPMISCo provides administrative, regulatory, tax, financial reporting and fund accounting services for the maintenance and operation of the Trust and each Fund. In addition, JPMISCo makes office space, equipment, personnel and facilities available to provide such services.

JPMorgan Chase Bank, N.A. (“JPMCB”) serves as custodian, transfer agent, index receipt agent and dividend disbursing agent of the Trust and each of the Funds. JPMCB’s address is One Chase Manhattan Plaza, New York, NY 10005. Under the Custody Agreement with the Trust, JPMCB maintains cash, securities and other assets of the Trust and each Fund in separate accounts, keeps all required books and records and provides other necessary services. JPMCB is required, upon the order of the Trust, to deliver securities held by JPMCB and to make payments for securities purchased by each Fund. Pursuant to the Agency Services Agreement with the Trust, JPMCB acts as transfer agent and index receipt agent for each Fund’s authorized and issued shares of beneficial interest and as dividend disbursing agent of the Trust.

Distributor
Foreside Fund Services, LLC is the principal underwriter and distributor of each Fund’s Shares. The Distributor will not distribute Shares in less than whole Creation Units, and it does not maintain a secondary market in the Shares. As noted in the section entitled “Shareholder Information—Buying and Selling Exchange-Traded Shares,” individual Shares are traded only in the secondary market and are not redeemable. The Distributor is a broker-dealer registered under the 1934 Act and a member of the Financial Industry Regulatory Authority (“FINRA”) (the successor organization to the National Association of Securities Dealers, Inc.).

Securities Lending Agent
Each Fund may lend Portfolio Securities to certain creditworthy borrowers under certain conditions described in the SAI, and will receive collateral for each loaned security which is marked to market each trading day. Engaging in loans of its Portfolio Securities enables a Fund to receive a portion of the income generated by the lending of such securities and then investing in the collateral until the loan is terminated. Such loans may be terminated at any time by the Funds. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral should the borrower fail to return the securities loaned or become insolvent. JPMCB, an affiliate of the Administrator, acts as Securities Lending Agent for each Fund subject to the supervision of the Advisor. For this service, JPMCB receives a fee to cover the custodial, administrative and related costs of securities lending.

Other Service Providers
Foreside Compliance Services, LLC (“FCS”), an affiliate of the Distributor, provides an Anti-Money Laundering Officer and Chief Compliance Officer as well as certain additional compliance support functions to the Funds. Foreside Management Services, LLC (“FMS”), an affiliate of the Distributor, provides a Principal Financial

Officer to the Funds. The Distributor, FCS and FMS are not affiliated with the Advisor or with JP Morgan Chase & Co. or its affiliates.

Shareholder Information

Additional shareholder information is available for free by calling the Distributor toll-free at (866) 453-5199 or by visiting the Funds’ website: http://www.focusshares.com.

Share Trading Prices
As with other types of securities, the trading prices of Shares of any Fund in the secondary market can be affected by market forces such as supply and demand, economic conditions and other factors. The price you pay or receive when you buy or sell your Shares in the secondary market may be more or less than the NAV of such Shares.

The approximate value of Shares of each Fund is disseminated every fifteen seconds throughout the trading day by the national securities exchange on which the Fund is listed or by other information providers. This approximate value should not be viewed as a “real-time” update of the NAV, because the approximate value may not be calculated in the same manner as the NAV, which is computed once per day. The approximate value generally is determined by using current market quotations and/or price quotations obtained from broker-dealers that may trade in the portfolio securities held by the Funds. The Funds are not involved in, or responsible for, the calculation or dissemination of the approximate value and make no warranty as to its accuracy.

Determination of Net Asset Value
The NAV of each Fund’s Shares is calculated each day the national securities exchanges are open for trading as of the close of regular trading on the New York Stock Exchange (“NYSE”), generally 4:00 p.m. New York time (“NAV Calculation Time”). NAV per Share is calculated by dividing a Fund’s net assets by the number of Fund Shares outstanding. NAV per Share will not be calculated on the days on which the NYSE is closed for trading.

Stocks held by each Fund are valued at their market value when reliable market quotations are readily available. Certain short-term debt instruments which may be used to manage a Fund’s cash are valued on the basis of amortized cost. Acquired Funds held by the Funds will be based upon their net asset values, calculated once daily as of the NAV Calculation Time.

When reliable market quotations are not readily available or do not otherwise accurately reflect the fair value of a security held by one or more Funds, such security will be valued by another method that the Advisor believes will better reflect fair value in accordance with the Trust’s valuation policies and procedures approved by the Board. A security’s fair value price is the price a security’s owner might reasonably expect to receive upon its sale. When fair-value pricing is employed, the prices of securities used by a Fund to calculate its NAV may differ from quoted or published prices for the same securities.

Each Fund may use fair value pricing in a variety of circumstances, including but not limited to, situations when the value of a security in a Fund’s portfolio has been materially affected by events occurring after the close of the market on which the security is principally traded (such as a corporate action or other news that may materially affect the price of a security) or trading in a security has been suspended or halted. Fair-value pricing also may be used for securities if, for example, (1) trading in a security is halted and does not resume before the Fund’s NAV Calculation Time or if a security does not trade in the course of a day, or (2) market quotations are not readily available for a security and the Fund holds enough of the security that its price could materially affect the Fund’s NAV. Acquired Funds may also use fair value pricing under the circumstances, and with the possible effects, disclosed in the prospectuses for such funds.

Transactions in Fund Shares will be priced at NAV only if you purchase or redeem Shares directly from a Fund in Creation Units. Individual Fund Shares are purchased or sold on a national securities exchange at market prices, which may be higher or lower than NAV.

Buying and Selling Shares in Creation Units
Shares of the Funds may be acquired or redeemed directly from a Fund by or through an Authorized Participant only in Creation Units or whole multiples thereof, as discussed below in the “Creations and Redemptions” section of this Prospectus. Once created, Shares of the Funds are expected to trade in the secondary market in amounts less than a Creation Unit.

Buying and Selling Individual Shares
Shares of the Funds trade under the trading symbols listed for each Fund in the section describing such Fund. It is anticipated that the individual Shares of each of the Funds will be listed on NYSE Arca. Most investors will buy and sell individual Shares of the Funds in the secondary market through brokers. Individual Shares of the Funds trade on national securities exchanges and elsewhere during the trading day and can be bought and sold throughout the trading day like other shares of publicly-traded securities. If you buy or sell Shares in the secondary market, you will incur customary brokerage commissions and charges and may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction. It is anticipated that the individual Shares of the Funds will trade in the secondary market at prices that may differ to varying degrees from the closing NAVs of the Shares. Given, however, that Shares can be created and redeemed daily in whole Creation Units, the Advisor believes that large discounts and premiums to NAV should not be sustained for very long.

The Shares can be held only in book-entry form; stock certificates will not be issued. The Depository Trust Corporation (“DTC”) serves as securities depository for the Shares. DTC, or its nominee, is the record or registered owner of all outstanding Shares. Beneficial ownership of Shares will be shown on the records of DTC or its participants (described below). Beneficial owners of Shares are not entitled to have Shares registered in their names, will not receive or be entitled to receive physical delivery of certificates in definitive form and are not considered the registered holder thereof. Accordingly, to exercise any rights of a holder of Shares, each beneficial owner must rely on the procedures of: (i) DTC; (ii) “DTC Participants,” i.e., securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC; and (iii) “Indirect Participants,” i.e., brokers, dealers, banks and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly, through which such beneficial owner holds its interests. The Trust understands that under existing industry practice, in the event the Trust requests any action of holders of Shares, or a beneficial owner desires to take any action that DTC, as the record owner of all outstanding Shares, is entitled to take, DTC would authorize the DTC Participants to take such action and that the DTC Participants would authorize the Indirect Participants and beneficial owners acting through such DTC Participants to take such action and would otherwise act upon the instructions of beneficial owners owning through them. As described above, the Trust recognizes DTC or its nominee as the owner of all Shares for all purposes. For more information, see the section entitled “Book Entry Only System” in the Funds’ SAI.

Market Timing and Related Matters. The Funds impose no restrictions on the frequency of purchases and redemptions of Shares in Creation Units. In determining not to approve a written, established policy limiting purchases and redemptions, the Board evaluated the nature of each of the Funds (i.e., a fund whose shares are expected to trade intra-day on the secondary market). In particular, the Board considered that, unlike traditional mutual funds, the Funds directly issue and redeem their Shares in Creation Units at the NAV per Share generally in exchange for a basket of securities intended to replicate each Fund’s Underlying Index, plus a small amount of cash, and individual Shares may be purchased and sold in the secondary market at prevailing market prices.

Given this structure, the Board determined that it is unlikely that (a) market timing would be attempted by a Fund’s shareholders or (b) any attempts to market time the Funds by shareholders would result in negative impact to the Funds or their shareholders. However, creations and redemptions of Creation Units consisting of a significant amount of cash, although expected to be rare, could create the potential for market timing with its negative impact to the Funds and their shareholders.

Creation and Redemption of Creation Units
The Trust issues and redeems Shares at NAV only in whole Creation Units, each of which consists of 50,000 Shares. The Funds generally issue and redeem Creation Units only in-kind in exchange for a portfolio of equity securities designated by the Advisor, along with a relatively small cash payment. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Funds. See “Shareholder Information—Buying and Selling Exchange-Traded Shares” and “—Procedures for Creation of Creation Units.”

Fund Deposits. The consideration for creation of Creation Units of the Funds generally consists of the in-kind deposit of a portfolio of equity securities designated by the Advisor, generally constituting a replication of each Fund’s Underlying Index (“Deposit Securities”) and an amount of cash computed as described below (the “Cash Component” and, together with the Deposit Securities, the “Fund Deposit”). The list of the names and numbers of shares of the Deposit Securities is made available by the Administrator through the facilities of the National Securities Clearing Corporation (“NSCC”) immediately prior to the opening of business each day of the NYSE. The Cash Component represents the difference between the NAV of a Creation Unit and the market value of the Deposit Securities and may include a “Dividend Equivalent Payment” as described in the Funds’ SAI.

Procedures for Creation of Creation Units. To be eligible to place orders with the Distributor to create Creation Units of the Funds, an entity or person must be an Authorized Participant. An Authorized Participant must be either (1) a “Participating Party,” i.e., a broker-dealer or other participant in the Clearing Process through the Continuous Net Settlement System of the NSCC; or (2) a DTC Participant; and, in either case, must have executed an agreement with the Trust and with the Distributor with respect to creations and redemptions of Creation Units outside the Clearing Process (“Participant Agreement”). All Creation Units of the Funds, however created, will be entered on the records of the Depository in the name of Cede & Co. for the account of a DTC Participant.

At any given time, there may be only a limited number of broker-dealers and others who have become Authorized Participants. Therefore, those investors placing orders to create Creation Units of the Funds through an Authorized Participant using the Clearing Process should afford sufficient time to permit proper submission of the order to the Distributor prior to the Closing Time on the date on which a creation (or redemption order, as discussed below) is placed (“Transmittal Date”).

Orders for Creation Units that are effected outside the Clearing Process are likely to require transmittal by an Authorized Participant earlier on the Transmittal Date than orders effected by an Authorized Participant using the Clearing Process. Those persons placing orders outside the Clearing Process should ascertain the deadlines applicable to DTC and the Federal Reserve Bank wire system by contacting the operations department of the broker or depository institution effectuating such transfer of Deposit Securities and Cash Component. Investors should refer to

“Creation and Redemption of Creation Units” in the Funds’ SAI for details regarding the procedures for placement of orders using, and outside, the Clearing Process.

Acceptance of Creation Order. The Trust reserves the absolute right to reject a creation order transmitted to it by the Distributor if, for any reason: (a) the order is not in proper form; (b) the creator or creators, upon obtaining the Shares ordered, would own 80% or more of the currently outstanding Shares of a Fund; (c) the Deposit Securities delivered are not as specified by the Administrator, as described above; (d) acceptance of the Deposit Securities would have certain adverse tax consequences to a Fund; (e) the acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (f) the acceptance of the Fund Deposit would otherwise, in the discretion of the Trust or the Advisor, have an adverse effect on the Trust or the rights of beneficial owners; or (g) in the event that circumstances outside the control of the Trust, the Distributor and the Advisor make it for all practical purposes impossible to process creation orders. Examples of such circumstances include acts of God or public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Advisor, the Sub-Advisor, the Distributor, DTC, NSCC or any other participant in the creation process, and similar extraordinary events. The Trust shall notify a prospective creator of its rejection of the order of such person. The Trust and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall either of them incur any liability for the failure to give any such notification. The Trust shall notify a prospective creator of its rejection of the order of such person.

All questions as to the number of Shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust’s determination shall be final and binding.

Creation Transaction Fee. A fixed creation Transaction Fee of $1,000, which is paid to the Funds (“Creation Transaction Fee”), is applicable to each transaction regardless of the number of Creation Units purchased in the transaction. An additional charge of up to four times the Creation Transaction Fee may be imposed with respect to transactions effected outside of the Clearing Process (through a DTC Participant) or to the extent that cash is used in lieu of securities to purchase Creation Units. See “Creation and Redemption of Creation Units” in the SAI. The price for each Creation Unit will equal the daily NAV per Share times the number of Shares in a Creation Unit plus the fees described above and, if applicable, any transfer taxes. Shares of the Funds may be issued in advance of receipt of all Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Funds cash at least equal to 115% of the market value of the missing Deposit Securities. See “Creation and Redemption of Creation Units” in the Funds’ SAI.

Redemption of Creation Units. Shares may be redeemed only in whole Creation Units at their NAV next determined after receipt of a redemption request in proper form by the Distributor, only on a day on which the NYSE is open for trading and only by or through a Participating Party or DTC Participant who has executed a Participant Agreement. The Trust will not redeem Shares in amounts less than whole Creation Units. Beneficial owners also may sell Shares in the secondary market, but must accumulate enough Shares to constitute a Creation Unit in order to have such Shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of Shares to constitute a redeemable Creation Unit. The Administrator, through NSCC, makes available immediately prior to the opening of business on the NYSE (currently 9:30 a.m. Eastern time) on each day that the NYSE is open for business, the securities held by a Fund (“Fund Securities”) that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day. Fund Securities received on redemption may not be identical to Deposit Securities which are applicable to purchasers of Creation Units. Unless cash redemptions are available or specified for the Funds, the redemption proceeds for a Creation Unit generally consist of Fund Securities, plus cash in an amount equal to the difference between the NAV of the Shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities, less the redemption Transaction Fee described below. The “Redemption Transaction Fee” of $1,000 is deducted from such redemption proceeds. Should the Fund Securities have a value greater than the NAV of Shares being redeemed, a compensating cash payment to the Trust equal to the differential, plus the applicable Redemption Transaction Fee and, if applicable, any transfer taxes will be required to be arranged for by or on behalf of the redeeming shareholder. The basic redemption Transaction Fees are the same no matter how many Creation Units are being redeemed pursuant to any one redemption request. The Funds may adjust these Redemption Transaction Fees from time to time based upon actual experience. An additional charge up to four times the Redemption Transaction Fee may be charged with respect to redemptions outside of the Clearing Process. An additional variable charge for cash redemptions or partial cash redemptions (when cash redemptions are available) may also be imposed. Investors who use the services of an Authorized Participant or a broker or other such intermediary may be charged a fee for such services. Investors should refer to “Creation and Redemption of Creation Units” in the Funds’ SAI for details regarding the procedures for the placement of redemption orders using, and outside, the Clearing Process. Redemptions of Shares for Fund Securities will be subject to compliance with applicable U.S. federal and state securities laws, and the Funds (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Funds could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. The right of redemption may be suspended or the date of payment postponed (1) for any period during which NYSE Arca is closed (other than customary weekend and holiday closings); (2) for any period during which trading on NYSE Arca is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of the Shares of the Funds or determination of its NAV is not reasonably practicable; or (4) in such other circumstance as is permitted by the SEC.

Investors interested in creating and/or redeeming Creation Units should refer to the more detailed information “Creation and Redemption of Creation Units” in the Funds’ SAI.

Distributions
Net Investment Income and Capital Gains. As a Fund shareholder, you are entitled to your share of the Fund’s distributions of net investment income and net realized capital gains on its investments. The Funds pay out substantially all of their net earnings to their shareholders as “distributions.”

The Funds typically earn income dividends from stocks and interest from debt securities. These amounts, net of expenses, are typically passed along to Fund shareholders as dividends from net investment income. The Funds realize capital gains or losses whenever they sell securities. Net capital gains are distributed to shareholders as “capital gain distributions.”

Net investment income and net capital gains are typically distributed to shareholders at least annually. Dividends may be declared and paid more frequently to improve index tracking or to comply with the distribution requirements of the Code. In addition, the Funds may determine to distribute at least annually amounts representing the full dividend yield net of expenses on the underlying investment securities, as if the Funds owned the underlying investment securities for the entire dividend period in which case some portion of each distribution may result in a return of capital. You will be notified regarding the portion of the distribution which represents a return of capital.

Distributions in cash may be reinvested automatically in additional Shares of your Fund only if the broker through which you purchased Shares makes such option available.

Federal Income Taxes

The following is a summary of the material U.S. federal income tax considerations applicable to an investment in Fund Shares. The summary is based on the laws in effect on the date of this Prospectus and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect. In addition, this summary assumes that a Fund shareholder holds Fund Shares as capital assets within the meaning of the Code and does not hold Fund Shares in connection with a trade or business. This summary does not address all potential U.S. federal income tax considerations possibly applicable to an investment in Fund Shares, to Fund shareholders holding Fund Shares through a partnership (or other pass-through entity) or to Fund shareholders subject to special tax rules. Prospective Fund shareholders are urged to consult their own tax advisers with respect to the specific federal, state, local and foreign tax consequences of investing in Fund shares.

Tax Treatment of a Fund
Each Fund intends to qualify and elect to be treated as a separate “regulated investment company” under the Code. To qualify and maintain its tax status as a regulated investment company, each Fund must meet annually certain income and asset diversification requirements and must distribute annually at least 90% of its “investment company taxable income” (which includes dividends, interest and net short—term capital gains).

As a regulated investment company, a Fund generally will not have to pay corporate-level federal income taxes on any ordinary income or capital gains that it distributes to its shareholders. If a Fund fails to qualify as a regulated investment company for any year, the Fund will be subject to regular corporate-level income tax in that year on all of its taxable income, regardless of whether the Fund makes any distributions to its shareholders. In addition, distributions will be taxable to a Fund’s shareholders generally as ordinary dividends to the extent of the Fund’s current and accumulated earnings and profits.

A Fund may be required to recognize taxable income in advance of receiving the related cash payment. For example, if a Fund invests in original issue discount obligations (such as zero coupon debt instruments or debt instruments with payment-in-kind interest), the Fund will be required to include in income each year a portion of the original issue discount that accrues over the term of the obligation, even if the related cash payment is not received by the Fund until a later year. As a result, the Fund may be required to make an annual income distribution greater than the total cash actually received during the year. Such distribution may be made from the cash assets of the Fund or by selling portfolio securities. The Fund may realize gains or losses from such sales, in which event its shareholders may receive a larger capital gain distribution than they would in the absence of such transactions.

A Fund will be subject to a 4% excise tax on certain undistributed income if the Fund does not distribute to its shareholders in each calendar year at least 98% of its ordinary income for the calendar year plus 98% of its capital gain net income for the twelve months ended October 31 of such year. Each Fund intends to make distributions necessary to avoid the 4% excise tax.

Tax Treatment of Fund Shareholders
Fund Distributions. In general, Fund distributions are subject to federal income tax when paid, regardless of whether they consist of cash or property or are re-invested in Fund Shares. However, any Fund distribution declared in October, November or December of any calendar year and payable to shareholders of record on a specified date during such month will be deemed to have been received by each Fund shareholder on December 31 of such calendar year, provided such dividend is actually paid during January of the following calendar year.

Distributions of a Fund’s net investment income (except, as discussed below, qualifying dividend income) and net short-term capital gains are taxable as ordinary income to the extent of the Fund’s current or accumulated earnings and profits. Distributions of a Fund’s net long-term capital gains in excess of net short-term capital losses are taxable as long-term capital gain to the extent of the Fund’s current or accumulated earnings and profits, regardless of a Fund shareholder’s holding period in the Fund’s Shares. Distributions of qualifying dividend income are taxable as long-term capital gain to the extent of the Fund’s current or accumulated earnings and profits, provided that the Fund shareholder meets certain holding period and other requirements with respect to the distributing Fund’s Shares and the distributing Fund meets certain holding period and other requirements with respect to its dividend-paying stocks.

Each Fund intends to distribute its long-term capital gains at least annually. However, by providing written notice to its shareholders no later than 60 days after its year-end, a Fund may elect to retain some or all of its long-term capital gains and designate the retained amount as a “deemed distribution.” In that event, the Fund pays income tax on the retained long-term capital gain, and each Fund shareholder recognizes a proportionate share of the Fund’s undistributed long-term capital gain. In addition, each Fund shareholder can claim a refundable tax credit for the shareholder’s proportionate share of the Fund’s income taxes paid on the undistributed long-term capital gain and increase the tax basis of the Fund Shares by an amount equal to 65% of the Fund shareholder’s proportionate share of the Fund’s undistributed long-term capital gains.

Long-term capital gains of non-corporate Fund shareholders (i.e., individuals, trusts and estates) are taxed at a maximum rate of 15% for taxable years beginning on or before December 31, 2010. In addition, for those taxable years, Fund distributions of qualifying dividend income to non-corporate Fund shareholders qualify for taxation at long-term capital gain rates. Under current law, the taxation of qualifying dividend income at long-term capital gain rates will no longer apply for taxable years beginning after December 31, 2010.

Investors considering buying Fund Shares just prior to a distribution should be aware that, although the price of the Fund Shares purchased at such time may reflect the forthcoming distribution, such distribution nevertheless may be taxable (as opposed to a non-taxable return of capital).

Sales of Fund Shares. Any capital gain or loss realized upon a sale of Fund Shares is treated generally as a long-term gain or loss if the Fund Shares have been held for more than one year. Any capital gain or loss realized upon a sale of Fund Shares held for one year or less is generally treated as a short-term gain or loss, except that any capital loss on the sale of Fund Shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to the Fund Shares.

Creation Unit Issues and Redemptions. On an issue of Fund Shares as part of a Creation Unit, an Authorized Participant recognizes capital gain or loss equal to the difference between (i) the fair market value (at issue) of the issued Fund Shares (plus any cash received by the authorized participant as part of the issue) and (ii) the Authorized Participant’s aggregate basis in the exchanged securities (plus any cash paid by the authorized participant as part of the issue). On a redemption of Fund Shares as part of a Creation Unit, an authorized participant recognizes capital gain or loss equal to the difference between (i) the fair market value (at redemption) of the securities received (plus any cash received by the authorized participant as part of the redemption) and (ii) the authorized participant’s basis in the redeemed Fund Shares (plus any cash paid by the authorized participant as part of the redemption). However, the Internal Revenue Service (the “IRS”) may assert, under the “wash sale” rules or on the basis that there has been no significant change in the authorized participant’s economic position, that any loss on an issue or redemption of Creation Units cannot be deducted currently.

In general, any capital gain or loss recognized upon the issue or redemption of Fund shares (as components of a Creation Unit) is treated either as long-term capital gain or loss, if the deposited securities (in the case of an issue) or the Fund shares (in the case of a redemption) have been held for more than one year, or otherwise as short-term capital gain or loss. However, any capital loss on a redemption of Fund Shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such Fund Shares.

Back-Up Withholding. A Fund may be required to report certain information on a Fund shareholder to the IRS and withhold federal income tax (“backup withholding”) at a 28% rate from all taxable distributions and redemption proceeds payable to the Fund shareholder if the Fund shareholder fails to provide the Fund with a correct taxpayer identification number (or, in the case of a U.S. individual, a social security number) or a completed exemption certificate (e.g., an IRS Form W-8BEN in the case of a foreign Fund shareholder) or if the IRS notifies the Fund that the Fund shareholder is otherwise subject to backup withholding. Backup withholding is not an additional tax and any amount withheld may be credited against a Fund shareholder’s federal income tax liability.

Special Issues for Foreign Shareholders. If a Fund shareholder is not a U.S. citizen or resident or if a Fund shareholder is a foreign entity, the Fund’s ordinary income dividends (including distributions of net short-term capital gains and other amounts that would not be subject to U.S. withholding tax if paid directly to foreign Fund shareholders) will be subject, in general, to withholding tax at a rate of 30% (or at a lower rate established under an applicable tax treaty). However, for Fund tax years beginning on or before December 31, 2007, interest-related dividends and short-term capital gain dividends generally will not be subject to withholding tax; provided that the foreign Fund shareholder furnishes the Fund with a completed IRS Form W-8BEN (or acceptable substitute documentation) establishing the Fund shareholder’s status as foreign and that the Fund does not have actual knowledge or reason to know that the foreign Fund shareholder would be subject to withholding tax if the foreign Fund shareholder were to receive the related amounts directly rather than as dividends from the Fund.

To claim a credit or refund for any Fund-level taxes on any undistributed long-term capital gains (as discussed above) or any taxes collected through back-up withholding, a foreign Fund shareholder must obtain a U.S. taxpayer identification number and file a federal income tax return even if the foreign Fund shareholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. income tax return.

License Agreement
The Advisor has entered into a licensing agreement with ISE to use each of the Indexes described above. Each Fund is entitled to use its respective Underlying Index, without charge, pursuant to a sub-licensing arrangement with the Advisor.

Shares of the FocusShares Trust are not sponsored, endorsed, sold or promoted by the International Securities Exchange, LLC (ISE). ISE makes no representation or warranty, express or implied, to the owners of the shares of the FocusShares Trust or any member of the public regarding the advisability of trading in the product(s). ISE’s only relationship to FocusShares, LLC (“Licensee”) is the licensing of certain trademarks and trade names of ISE and of the ISE Homebuilders Index, ISE SINdex, ISE-CCM Homeland Security Index and ISE-Revere Wal-Mart Supplier Index, which are determined, composed and calculated by ISE without regard to licensee or the FocusShares Trust. ISE has no obligation to take the needs of licensee or the owners of the shares of the FocusShares Trust into consideration in determining, composing or calculating the ISE Homebuilders Index, ISE SINdex, ISE-CCM Homeland Security Index and ISE-Revere Wal-Mart Supplier Index. ISE is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the shares of the FocusShares Trust to be listed or in the determination or calculation of the equation by which the shares of the FocusShares

Trust are to be converted into cash. ISE has no obligation or liability in connection with the administration, marketing or trading of the shares of the FocusShares Trust.

ISE does not guarantee the accuracy and/or the completeness of the ISE Homebuilders Index, ISE SINdex, ISE-CCM Homeland Security Index and ISE-Revere Wal-Mart Supplier Index or any data included therein and ISE shall have no liability for any errors, omissions, or interruptions therein. ISE makes no warranty, express or implied, as to results to be obtained by licensee, owners of the shares of the FocusShares Trust, or any other person or entity from the use of the ISE Homebuilders Index, ISE SINdex, ISE-CCM Homeland Security Index and ISE-Revere Wal-Mart Supplier Index or any data included therein. ISE makes no express or implied warranties, and expressly disclaims all warranties, of merchantability or fitness for a particular purpose or use with respect to the ISE Homebuilders Index, ISE SINdex, ISE-CCM Homeland Security Index and ISE-Revere Wal-Mart Supplier Index or any data included therein, without limiting any of the foregoing, in no event shall ise have any liability for any lost profits or indirect, punitive, special or consequential damages (including lost profits), even if notified of the possibility of such damages. There are no third party beneficiaries of any agreements or arrangements between ISE and licensee.

Financial Highlights
The Funds have not yet commenced operations as of the date of this Prospectus and therefore do not have a financial history.

FocusShares Trust Privacy Policy

The following notice does not constitute part of the Prospectus, nor is it incorporated into the Prospectus.

FocusShares Trust is committed to respecting the privacy of personal information you entrust to us in the course of doing business with us.

The Trust may collect nonpublic personal information from various sources. The Trust uses such information provided by you or your representative to process transactions, to respond to inquiries from you, to deliver reports, products, and services, and to fulfill legal and regulatory requirements.

We do not disclose any nonpublic personal information about our customers to anyone unless permitted by law or approved by the customer. We may share this information within the Trust’s family of companies in the course of providing services and products to best meet your investing needs. We may share information with certain third parties who are not affiliated with the Trust to perform marketing services, to process or service a transaction at your request or as permitted by law. For example, sharing information with companies that maintain or service customer accounts for the Trust is essential. We may also share information with companies that perform administrative or marketing services for the Trust, including research firms. When we enter into such a relationship, we restrict the companies’ use of our customers’ information and prohibit them from sharing it or using it for any purposes other than those for which they were hired.

We maintain physical, electronic, and procedural safeguards to protect your personal information. Within the Trust, we restrict access to personal information to those employees who require access to that information in order to provide products or services to our customers such as handling inquiries. Our employment policies restrict the use of customer information and require that it be held in strict confidence.

We will adhere to the policies and practices described in this notice for both current and former customers of the Trust.

General Information

The Trust was organized as a Delaware statutory trust on July 10, 2007. Its Declaration of Trust currently permits the Trust to issue an unlimited number of Shares of beneficial interest. If shareholders are required to vote on any matters, each Share outstanding would be entitled to one vote. Annual meetings of shareholders will not be held except as required by the 1940 Act and other applicable law. See the Funds’ SAI for more information concerning the Trust’s form of organization. Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies, including Shares of the Funds.

Katten Muchin Rosenman LLP serves as counsel to the Trust, including the Funds.

Grant Thornton LLP serves as the Funds’ independent registered public accounting firm.

This Prospectus does not contain all the information included in the Registration Statement filed with the SEC with respect to the Funds’ Shares. The SAI contains additional information about the Funds. Additional information about the Funds’ investments is available in the Funds’ annual and semi-annual reports to shareholders. In the Funds’ annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during its last fiscal year.

Call Foreside Fund Services, LLC (“Distributor”) toll-free at (866) 453-5199 to request, free of charge, the annual or semi-annual reports, the SAI, or other information about the Funds or to make shareholder inquiries. You may also obtain, free of charge, the SAI or the Funds’ annual or semi-annual reports, when available, by visiting the Trust’s website at: http://www.focusshares.com. Information about the Funds (including its SAI) can also be reviewed and copied at SEC’s Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling (202) 551-8090. Reports and other information about the Trust and its Funds are available on the EDGAR Database on the SEC’s internet site at http://www.sec.gov. In addition, copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, DC 20549-0102.

The SAI for these Funds, which has been filed with the SEC, provides more information about the Funds. The SAI for these Funds is incorporated herein by reference and is legally part of this Prospectus. It may be obtained without charge by writing to the Funds’ Distributor at:

Foreside Fund Services, LLC
Two Portland Square, First Floor
Portland, ME 04101

or by contacting the Distributor at its website at http://www.foresides.com or by calling the Distributor toll-free at the following number: (866) 453-5199.

The Trust’s registration number under the 1940 Act: 811-22128

FOCUSSHARES TRUST
STATEMENT OF ADDITIONAL INFORMATION
Dated November ___, 2007
          This Statement of Additional Information (“SAI”) is not a Prospectus. It should be read in conjunction with the Prospectus dated November ___, 2007 (the “Prospectus”) for the FOCUSSHARES TRUST (the “Trust”), relating to FocusShares ISE Homebuilders Index Fund, FocusShares ISE SINdex Fund, FocusShares ISE-CCM Homeland Security Index Fund and FocusShares ISE-Revere Wal-Mart Supplier Index Fund (each a “Fund” and, together, the “Funds”), as it may be revised from time to time. A copy of the Prospectus for the Trust, relating to the Funds, may be obtained without charge by writing to the Trust or Foreside Fund Services, LLC, as the Funds’ distributor (the “Distributor”), by calling the Distributor toll-free at (866) 453-5199, or by visiting the Distributor’s website at http://www.foresides.com. The Trust’s address is FocusShares Trust, 210 Summit Avenue Suite C-11, Montvale, NJ 07645. The Distributor’s address is Two Portland Square, First Floor, Portland, ME 04101. Capitalized terms used herein that are not defined have the same meaning as in the Prospectus, unless otherwise noted.

(i)

          The information contained herein regarding the ISE Homebuilders Index, ISE SINdex, ISE-CCM Homeland Security Index, and ISE-Revere Wal-Mart Supplier Index (each, an “Index”) and the Index Provider was provided by the Index Provider, while the information contained herein regarding the securities markets and The Depository Trust Company (“DTC”) was obtained from publicly available sources.
          SHARES OF THE FOCUSSHARES TRUST ARE NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY THE INTERNATIONAL SECURITIES EXCHANGE, LLC (“ISE”). ISE MAKES NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF THE SHARES OF THE FOCUSSHARES TRUST OR ANY MEMBER OF THE PUBLIC REGARDING THE ADVISABILITY OF TRADING IN THE PRODUCT(S). ISE’S ONLY RELATIONSHIP TO FOCUSSHARES, LLC. (“LICENSEE”) IS THE LICENSING OF CERTAIN TRADEMARKS AND TRADE NAMES OF ISE AND OF THE ISE HOMEBUILDERS INDEX, ISE SINDEX, ISE-CCM HOMELAND SECURITY INDEX AND ISE-REVERE WAL-MART SUPPLIER INDEX WHICH ARE DETERMINED, COMPOSED AND CALCULATED BY ISE WITHOUT REGARD TO LICENSEE OR THE FOCUSSHARES TRUST. ISE HAS NO OBLIGATION TO TAKE THE NEEDS OF LICENSEE OR THE OWNERS OF THE SHARES OF THE FOCUSSHARES TRUST INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE ISE HOMEBUILDERS INDEX, ISE SINDEX, ISE-CCM HOMELAND SECURITY INDEX AND ISE-REVERE WAL-MART SUPPLIER INDEX. ISE IS NOT RESPONSIBLE FOR AND HAS NOT PARTICIPATED IN THE DETERMINATION OF THE TIMING OF, PRICES AT, OR QUANTITIES OF THE SHARES OF THE FOCUSSHARES TRUST TO BE LISTED OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY WHICH THE SHARES OF THE FOCUSSHARES TRUST ARE TO BE CONVERTED INTO CASH. ISE HAS NO OBLIGATION OR LIABILITY IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR TRADING OF THE SHARES OF THE FOCUSSHARES TRUST.
          ISE DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE ISE HOMEBUILDERS INDEX, ISE SINDEX, ISE-CCM HOMELAND SECURITY INDEX AND ISE-REVERE WAL-MART SUPPLIER INDEX OR ANY DATA INCLUDED THEREIN AND ISE SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. ISE MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE SHARES OF THE FOCUSSHARES TRUST, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE ISE HOMEBUILDERS INDEX, ISE SINDEX, ISE-CCM HOMELAND SECURITY INDEX AND ISE-REVERE WAL-MART SUPPLIER INDEX OR ANY DATA INCLUDED THEREIN. ISE MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE ISE HOMEBUILDERS INDEX, ISE SINDEX, ISE-CCM HOMELAND SECURITY INDEX AND ISE-REVERE WAL-MART SUPPLIER INDEX OR ANY DATA INCLUDED THEREIN, WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL ISE HAVE ANY LIABILITY FOR ANY LOST PROFITS OR INDIRECT, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN ISE AND LICENSEE.

(ii)

GENERAL DESCRIPTION OF THE TRUST
          FocusShares Trust (“Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), currently consisting of four (4) investment portfolios: FocusShares ISE Homebuilders Index Fund, FocusShares ISE SINdex Fund, FocusShares ISE-CCM Homeland Security Index Fund and FocusShares ISE-Revere Wal-Mart Supplier Index Fund (“Funds”) listed on the cover page of the Prospectus. FocusShares, LLC (“Advisor”) is the investment adviser to each Fund. Each of the Funds is a non-diversified investment company that invests in common stocks consisting of some or all of the component securities of each Fund’s respective Index. The Trust was organized as a Delaware statutory trust on July 10, 2007 as MyShares Trust. On November 16, 2007, the Trust and the Funds’ names were changed to FocusShares. The shares of each Fund are referred to herein as “Shares.”
          The Funds offer and issue Shares at their net asset value (“NAV”) only in aggregations of a specified number of Shares (each, a “Creation Unit”), usually in exchange for a basket of Deposit Securities (together with the deposit of a specified cash payment). Each Fund intends that its Shares be listed on the NYSE Arca, Inc. (“NYSE Arca”). It is anticipated that the Shares of each Fund will trade in the secondary market at market prices. Those prices may differ from the Shares’ NAV. Similarly, Shares are also redeemable by the Funds only in Creation Units, and generally in exchange for specified securities held by each Fund and a specified cash payment. A Creation Unit consists of 50,000 Shares of each Fund.
          The Trust reserves the right to offer a “cash” option for creations and redemptions of Shares (subject to applicable legal requirements). In each instance of such cash creations or redemptions, the Trust may impose Transaction Fees based on transaction expenses in the particular exchange that will be higher than the Transaction Fees associated with in-kind purchases or redemptions. In all cases, such fees will be limited in accordance with the requirements of the Securities and Exchange Commission (“SEC”) applicable to management investment companies offering redeemable securities.
METHODOLOGY USED BY THE INDEX PROVIDER
          The Index Provider uses a proprietary rules-based methodology (“Index Methodology”) to construct and maintain the benchmark index underlying each Fund (each, an “Underlying Index”). The Index Methodology for the ISE Homebuilders Index, ISE SINdex, ISE-CCM Homeland Security Index and ISE-Revere Wal-Mart Supplier Index is briefly described below. More complete information relating to the Index Methodology for each Underlying Index described below, including a list of the component securities of such index, can be found on the Index Provider’s website at: http://www.ise.com.
ISE HOMEBUILDERS INDEX
Index Description
          The ISE Homebuilders Index is a modified market capitalization-weighted index that is adjusted for free-float shares. The Index includes stocks of residential construction companies and prefabricated house manufacturers that meet specific criteria developed by the Index Provider.
Eligibility Criteria and Other Requirements for Index Components
          All of the following requirements must be met in order for a company to be eligible for inclusion in the ISE Homebuilders Index:
A.	Common stock listed on the New York Stock Exchange (“NYSE”), American Stock Exchange (“AMEX”), or Nasdaq Stock Exchange (“NASDAQ”). Initial public offerings must be listed for at least 6 months.

B.	Public float of at least 25% of the stock.

C.	Operating company and not a closed-end fund, exchange-traded fund (ETF), holding company, investment vehicle, or royalty trust.

1

          The following market capitalization, liquidity, and weighting concentration requirements must also be satisfied:
1.	Each component stock has a market capitalization of at least $75 million, except that, for each of the lowest weighted component securities in the Index that in the aggregate account for no more than 10% of the weight of the index, the market capitalization is at least $50 million.

2.	Trading volume of each component stock has been at least one million shares for each of the last six months, except that, for each of the lowest weighted component securities in the Index that in the aggregate account for no more than 10% of the weight of the Index, trading volume has been at least 500,000 shares for each of the last six months.

3.	No single component stock represents more than 30% of the weight of the Index, and the five highest weighted component securities in the Index do not in the aggregate account for more than 60% of the weight of the Index. This particular requirement must be met continuously throughout the year. ISE applies weight-adjustment factors to address component over-weighting.

4.	The lesser of the five highest weighted component securities in the Index or the highest weighted component securities in the Index that in the aggregate represent at least 30% of the total number of component securities in the Index each have had an average monthly trading volume of at least 2,000,000 shares over the past six months.
Float Adjustment
          The ISE Homebuilders Index is float-adjusted to reflect the actual number of shares available to investors. Float adjustments are made using S&P’s methodology.
          The float-adjusted number of shares for each stock component is determined by assigning each stock an availability factor. That factor represents the percentage of shares deemed available (i.e., tradable) on the open market, and is developed by excluding certain types of holdings. Shares may be excluded for three reasons: corporate cross-holdings, private control block holdings, or government holdings.
Dividend Treatment
          The ISE Homebuilders Index does not take normal dividend payments into account. Special dividends require an Index Divisor adjustment to prevent such distributions from distorting the Index.
Maintenance of the Index
Divisor Changes
          Changes to the ISE Homebuilders Index composition due to corporate actions or component eligibility changes may require Index Divisor adjustments. Adjustments are made for the following occurrences: component replacements, certain share issuances and share repurchases, spin-offs, special cash dividends and rights offerings.
          Divisor changes are usually made on the date the corporate action becomes effective. For example, ISE uses the ex-dividend date rather than the payment date to determine when making divisor adjustments.
Share Changes
          Unscheduled share changes due to corporate actions may be processed the same day they are announced, depending on the time the details are received by Standard & Poor’s. In such cases, the Index Divisor changes may become effective that same day, and immediately announced on ISE’s publicly available website. Stock splits and reverse splits do not require Index Divisor adjustments because the corresponding change to the stock price equally offsets the number of shares outstanding, therefore not affecting the component’s market capitalization.

2

Scheduled Component Changes
          Each component stock’s eligibility and ranking is reviewed at scheduled times throughout the year. The ISE Homebuilders Index has a semi-annual review in June and December each year. Component stock changes are made after the close on the third Friday of June and December, and become effective at the opening on the next trading day. Changes are announced on ISE’s publicly available website at least five trading days prior to the effective date.
Unscheduled Component Changes
          Component stock changes may occur between scheduled review and rebalancing events if a specific corporate event makes an existing component ineligible. The following events may require a component stock’s replacement: merger or acquisition, spin-off, bankruptcy or delisting.
          ISE attempts to maintain a Component Replacement Pool (“CRP”) for the ISE Homebuilders Index at all times for contingency purposes. The CRP contains potential replacement companies that meet the eligibility requirements, where possible, and are ranked by market value. Components removed from the Index are replaced with those from the CRP in descending order by market value. Whenever possible, interim component changes are announced on ISE’s publicly available website five trading days prior to component changes becoming effective.
Unscheduled Component Weight Adjustments
          Unscheduled component weight adjustments may occur between review periods for the ISE Homebuilders Index if the five highest weighted component stocks in the Index account for more than 60% of the total Index weight. In such a case, the market capitalization of those components will be adjusted such that the combined weight accounts for no more than 50%. Even though the concentration limit is 60%, the top five are adjusted to 50% to avoid future unscheduled rebalancing events.
Index calculation and dissemination
          The ISE Homebuilders Index is calculated by Standard & Poor’s and is calculated using the last traded price for each company in the Index from the relevant exchanges and markets.
          If trading in a component stock is suspended prior to the market opening, the stock’s adjusted closing price from the previous day will be used in the Index calculation until trading commences. If trading in a stock is suspended while the relevant market is open, the last traded price for that stock will be used for all subsequent Index calculations until trading resumes.
ISE SINdex
Index Description
          The ISE SINdex is an equal-weighted index that is adjusted for free-float shares. The Index includes stocks of owners and operators of casinos and gaming facilities, producers of beer and malt liquors, distillers, vintners and producers of other alcoholic beverages and manufacturers of cigarettes and other tobacco products.
Eligibility Criteria and Other Requirements for Index Components
          All of the following requirements must be met in order for a company to be eligible for inclusion in the ISE SINdex:
A.	Common stock listed on the NYSE, AMEX, or NASDAQ. Initial public offerings must be listed for at least 6 months.

B.	Public float of at least 25% of the stock.

C.	Operating company and not a closed-end fund, exchange-traded fund (ETF), holding company, investment vehicle, or royalty trust.
          The following market capitalization, liquidity, and weighting concentration requirements must also be satisfied:

3

1.	Each component stock has a market capitalization of at least $75 million, except that, for each of the lowest weighted component securities in the index that in the aggregate account for no more than 10% of the weight of the index, the market capitalization is at least $50 million.

2.	Trading volume of each component stock has been at least one million shares for each of the last six months, except that, for each of the lowest weighted component securities in the Index that in the aggregate account for no more than 10% of the weight of the Index, trading volume has been at least 500,000 shares for each of the last six months.

3.	No single component stock represents more than 30% of the weight of the Index, and the five highest weighted component securities in the Index do not in the aggregate account for more than 65% of the weight of the Index. This particular requirement must be met continuously throughout the year. ISE applies weight-adjustment factors to address component over-weighting.
          The ISE SINdex is float-adjusted to reflect the actual number of shares available to investors. Float adjustments are made using S&P’s methodology.
Float Adjustment
          The float-adjusted number of shares for each component stock is determined by assigning each stock an availability factor. That factor represents the percentage of shares deemed available (i.e., tradable) on the open market, and is developed by excluding certain types of holdings. Shares may be excluded for three reasons: corporate cross-holdings, private control block holdings, or government holdings.
          The ISE SINdex does not take normal dividend payments into account. Special dividends require an index divisor adjustment to prevent such distributions from distorting the Index.
Maintenance of the Index
Divisor changes
          Changes to the ISE SINdex composition due to corporate actions or component eligibility changes may require Index Divisor adjustments. Adjustments are made for the following occurrences: component replacements, certain share issuances and share repurchases, spin-offs, special cash dividends and rights offerings.
          Divisor changes are usually made on the date the corporate action becomes effective. For example, ISE uses the ex-dividend date rather than the payment date to determine when making divisor adjustments.
Share Changes
          Unscheduled share changes due to corporate actions may be processed the same day they are announced, depending on the time the details are received by Standard & Poor’s. In such cases, the Index Divisor changes may become effective that same day, and immediately announced on ISE’s publicly available website. Stock splits and reverse splits do not require Index Divisor adjustments because the corresponding change to the stock price equally offsets the number of shares outstanding, therefore not affecting the component’s market capitalization.
Scheduled Component Changes
          The ISE SINdex is rebalanced quarterly in March, June, September and December of each year. Component stock changes are made after the close on the third Friday of these months, and become effective at the opening on the next trading day. Changes are announced on ISE’s publicly available website at least five trading days prior to the effective date.
Unscheduled Component Changes
          Component stock changes may occur between scheduled review and rebalancing events if a specific corporate event makes an existing component ineligible. The following events may require a component stock’s replacement: merger or acquisition, spin-off, bankruptcy or delisting.

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          ISE attempts to maintain a CRP for the ISE SINdex at all times for contingency purposes. The CRP contains potential replacement companies that meet the eligibility requirements, where possible, and are ranked by market value. Components removed from the Index are replaced with those from the CRP in descending order by market value. Whenever possible, interim component changes are announced on ISE’s publicly available website five trading days prior to component changes becoming effective.
Index calculation and dissemination
          The ISE SINdex is calculated by Standard & Poor’s and is calculated using the last traded price for each company in the Index from the relevant exchanges and markets.
          If trading in a component stock is suspended prior to the market opening, the stock’s adjusted closing price from the previous day will be used in the Index calculation until trading commences. If trading in a stock is suspended while the relevant market is open, the last traded price for that stock will be used for all subsequent Index calculations until trading resumes.
ISE-CCM HOMELAND SECURITY INDEX
Index Description
          The ISE-CCM Homeland Security Index is a sampled, fixed number constituent, modified market capitalization-weighted index that is adjusted for free-float shares. It includes the stocks of companies engaged in contractual work with the Department of Homeland Security or law enforcement agencies, or providing products or services for the following efforts: intelligence and warning; border and transportation security; domestic counterterrorism; protection of critical infrastructure; defense against catastrophic threats; and, emergency preparedness and response. The ISE-CCM Homeland Security Index was jointly developed by ISE and Cronus Capital Markets, Inc. Cronus Capital Markets, Inc., an independent and privately owned capital market research and consulting firm (“CCM”), provides specific research and support for the Index.
Eligibility Criteria for Index Components
Component Eligibility Requirements
          All of the following requirements must be met in order for a company to be eligible for inclusion in the ISE-CCM Homeland Security Index :
1.	The component security must be U.S.-based. ISE and CCM use several factors in determining a company’s nationality, including, but not limited to: registration location, accounting principles used for financial reporting, and location of headquarters.

2.	The component security must be a “reported security” as defined in Rule 11Aa3-1 under the Exchange Act, and its common stock listed on the NYSE, AMEX or NASDAQ.

3.	The component security’s business must fall into at least one of the six Homeland Security Missions.

4.	The component security must be listed on a major stock exchange for past 120 days.

5.	Public float of at least 50% of the stock.

6.	Must be an operating company and not a closed-end fund, exchange-traded fund (ETF), holding company, investment vehicle, or royalty trust (REIT).

7.	Component securities that receive Department of Homeland Security contracts are given greater consideration than those without contracts. Department of Homeland Security contracts, as criteria, however, are not mandatory.
          The following market capitalization, liquidity, and weighting concentration requirements must also be satisfied:

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1.	Each component security has a market capitalization of at least $100 million.

2.	Trading volume of each component security has been at least one million shares for each of the last six months, except that, for each of the lowest weighted component securities in the Index that in the aggregate account for no more than 10% of the weight of the Index, trading volume has been at least 500,000 shares for each of the last six months.

3.	The lesser of the five highest weighted component securities in the Index or the highest weighted component securities in the index that in the aggregate represent at least 30% of the total number of component securities in the Index each have had an average monthly trading volume of at least 2,000,000 shares over the past six months.

4.	No single component stock represents more than 24% of the weight of the Index.

5.	The five highest weighted component securities in the Index do not in the aggregate account for more than 50% of the weight of the index. This particular requirement will be satisfied at least on the first day of January and July of each year. ISE and CCM apply weight-adjustment factors to address component over-weighting.
          ISE and CCM will, in most cases, use the quantitative ranking and screening system of the Index Methodology. However, subjective screening based on fundamental analysis or other factors may be used, if in the opinion of ISE and CCM, certain component stocks should be excluded from the Index. For example, this may be done to prevent overweighting in a particular Homeland Security Index.
Float-Adjustment
          The float-adjusted number of shares for each component stock is determined by assigning each stock an availability factor. That factor represents the percentage of shares deemed available (i.e., tradable) on the open market, and is developed by excluding certain types of holdings. Shares may be excluded for three reasons: corporate cross-holdings, private control block holdings, or government holdings.
Dividend Treatment
          The ISE-CCM Homeland Security Index does not take normal dividend payments into account. Special dividends require an index divisor adjustment to prevent such distributions from distorting the ISE-CCM Homeland Security Index.
Maintenance of the Index
Divisor Changes
          Changes to the ISE-CCM Homeland Security Index composition due to corporate actions or component eligibility changes may require Index Divisor adjustments. Adjustments are made for the following occurrences: component replacements, certain share issuances and share repurchases, spin-offs, special cash dividends and rights offerings.
          Divisor changes are usually made on the date the corporate action becomes effective. For example, ISE and CCM use the ex-dividend date rather than the payment date to determine when making divisor adjustments.

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Share Changes
          Unscheduled share changes due to corporate actions may be processed the same day they are announced, depending on the time the details are received by Standard & Poor’s. In such cases, the Index Divisor changes may become effective that same day, and immediately announced on ISE’s publicly available website. Stock splits and reverse stock splits do not require Index Divisor adjustments because the corresponding change in the stock price equally offsets the number of shares outstanding, therefore not affecting the component stock’s market capitalization.
Scheduled Component Changes
          Each component’s stock’s eligibility and ranking is reviewed in June and December. Component stock changes are made after the close on the third Friday of June and December, and become effective at the opening on the next trading day. Changes are announced on ISE’s publicly available website at least five trading days prior to the effective date.
Unscheduled Component Changes
          Component stock changes may occur between review periods if a specific corporate event makes an existing component ineligible. The following events may require a component stock replacement: merger or acquisition, spin-off, bankruptcy or delisting.
          ISE and CCM attempt to maintain a CRP for the ISE-CCM Homeland Security Index at all times for contingency purposes. The CRP contains potential replacement companies that meet the eligibility requirements and are ranked by float adjusted market capitalization. Components removed from the Index are replaced with those from the CRP in descending order by float adjusted market capitalization.
          Whenever possible, interim component changes are announced on ISE’s publicly available website five trading days prior to component changes becoming effective.
Unscheduled Component Weight Adjustments
          Unscheduled component weight adjustments may occur between review periods if any component accounts for more than 24% of the Index weight. The market capitalization of any component representing more than 24% of the Index weight will be adjusted such that its new weight is no more than 20%. Whenever possible, unscheduled component weight adjustments are announced on ISE’s publicly available website five trading days prior to the adjustments becoming effective.
Index Calculation and Dissemination
Price Calculation
          The ISE-CCM Homeland Security Index is calculated by Standard & Poor’s using the last traded price for each component security in the Index from the relevant exchanges and markets.
          If trading in an Index component stock is suspended prior to the market opening, the stock’s adjusted closing price from the previous day will be used in the Index calculation until trading commences. If trading in a stock is suspended while the relevant market is open, the last traded price for that stock will be used for all subsequent Index calculations until trading resumes.

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ISE-REVERE WAL-MART SUPPLIER INDEX
Index Description
          The ISE-Revere Wal-Mart Supplier Index is a modified market capitalization-weighted index that is adjusted for free-float shares. The Index includes only those companies that derive a substantial portion of revenue from supplying Wal-Mart Stores, Inc. The Index is designed to exploit a unique situation where the world’s largest retailer has spawned a sub-industry of dependent companies, including many that are common household names. The goal of the ISE-Revere Wal-Mart Supplier Index is to provide a benchmark for investors interested in tracking the sub-industry.
Eligibility Criteria for Index Components
Component Eligibility Requirements
          All of the following requirements must be met in order for a company to be eligible for inclusion in the ISE-Revere Wal-Mart Supplier Index:
A.	The component security must be a “reported security” as defined in Rule 11Aa3-1 under the Exchange Act, and the company’s common stock listed on the NYSE, AMEX or NASDAQ.

B.	Must be an operating company and not a closed-end fund, exchange-traded fund (ETF), holding company, investment vehicle, or royalty trust (REIT).
          The following market capitalization, liquidity, and weighting concentration requirements must also be satisfied:
1.	Each component stock has a market capitalization of at least $100 million.

2.	Trading volume of each component stock has been at least one million shares for each of the last six months, except that, for each of the lowest weighted component securities in the Index that in the aggregate account for no more than 10% of the weight of the Index, trading volume has been at least 500,000 shares for each of the last six months.

3.	The lesser of the five highest weighted component securities in the Index or the highest weighted component securities in the Index that in the aggregate represent at least 30% of the total number of component securities in the Index each have had an average monthly trading volume of at least 2,000,000 shares over the past six months.

4.	No single component stock represents more than 24% of the weight of the Index, and the five highest weighted component securities in the Index do not in the aggregate account for more than 50% of the weight of the Index. This particular requirement will be satisfied at least on the first day of January and July of each year.
          ISE and Revere Data, LLC (“Revere”) will, in most cases, use the quantitative ranking and screening system of the Index Methodology. However, subjective screening based on fundamental analysis or other factors may be used, if in the opinion of ISE and Revere, certain component stocks should be excluded from the Index.
Float Adjustment
          Components of the ISE-Revere Wal-Mart Supplier Index are float-adjusted to reflect the number of shares available to investors according to S&P’s proprietary methodology.
          The float-adjusted number of shares for each stock is determined by assigning each stock an availability factor. That factor represents the percentage of shares deemed available (i.e., tradable) on the open market, and is developed by excluding certain types of holdings. Shares may be excluded for three reasons: corporate cross-holdings, private control block holdings, or government holdings.

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Dividend Treatment
          The ISE-Revere Wal-Mart Supplier Index does not take normal dividend payments into account. Special dividends require an Index Divisor adjustment to prevent such distributions from distorting the Index.
Maintenance of the Index
Divisor Changes
          Changes to the ISE-Revere Wal-Mart Supplier Index composition due to corporate actions or component eligibility changes may require Index Divisor adjustments. Adjustments are made for the following occurrences: component stock replacements, certain share issuances and share repurchases, spin-offs, special cash dividends and rights offerings.
          Divisor changes are usually made on the date the corporate action becomes effective. For example, ISE and Revere use the ex-dividend date rather than the payment date to determine when making divisor adjustments.
Share Changes
          Unscheduled share changes due to corporate actions may be processed the same day they are announced, depending on the time the details are received by Standard & Poor’s. In such cases, the Index Divisor changes may become effective that same day, and immediately announced on ISE’s publicly available website Stock splits and reverse splits do not require Index Divisor adjustments because the corresponding change to the stock price equally offsets the number of shares outstanding, therefore not affecting the component stock’s market capitalization.
Scheduled Component Changes
          Each component stock’s eligibility and ranking is reviewed in January and July. Component changes are made after the close on the third Friday of January and July, and become effective at the opening on the next trading day. Changes are announced on ISE’s publicly available website at least five trading days prior to the effective date.
Unscheduled Component Changes
          Component stock changes may occur between review periods if a specific corporate event makes an existing component ineligible. The following events may require a component stock replacement: merger or acquisition, spin-off, bankruptcy or delisting.
          ISE and Revere attempt to maintain a CRP for the ISE-Revere Wal-Mart Supplier Index at all times for contingency purposes. The CRP contains potential replacement companies that meet the eligibility requirements and are ranked by float adjusted market capitalization. Components removed from the Index are replaced with those from the CRP in descending order by float adjusted market capitalization.
          Whenever possible, interim component changes are announced on ISE’s publicly available website five trading days prior to component changes becoming effective.
Unscheduled Component Weight Adjustments
          Unscheduled component weight adjustments may occur between review periods if any component accounts for more than 24% of the ISE-Revere Wal-Mart Supplier Index weight. The market capitalization of any component representing more than 24% of the Index weight will be adjusted such that its new weight is no more than 20%. Whenever possible, unscheduled component weight adjustments are announced on ISE’s publicly available website five trading days prior to the adjustments becoming effective.
Index Calculation and Dissemination
          The ISE-Revere Wal-Mart Supplier Index is calculated by Standard & Poor’s using the last traded price for each component security in the Index from the relevant exchanges and markets.
          If trading in a stock is suspended prior to the market opening, the stock’s adjusted closing price from the previous day will be used in the Index calculation until trading commences. If trading in a stock is suspended while

9

the relevant market is open, the last traded price for that stock will be used for all subsequent Index calculations until trading resumes.
INVESTMENT STRATEGIES AND RISKS
          A discussion of the risks associated with an investment in each Fund is contained in the Funds’ Prospectus under the headings “Principal Risks of Investing in the Fund” and “Principal Risk Factors Common To All Funds”. The discussion below supplements, and should be read in conjunction with, such sections of the Funds’ Prospectus.
General
          Investment in each Fund should be made with an understanding that the value of the portfolio of securities held by such Fund (“Portfolio Securities”) may fluctuate in accordance with changes in the financial condition of the issuers of the Portfolio Securities, the value of common stocks generally and other factors.
          An investment in each Fund should also be made with an understanding of the risks inherent in an investment in equity securities, including the risk that the financial condition of issuers may become impaired or that the general condition of the stock market may deteriorate (either of which may cause a decrease in the value of the Fund’s Portfolio Securities and thus in the value of Shares). Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. These investor perceptions are based on various and unpredictable factors including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic and banking crises.
          Holders of common stocks incur more risk than holders of preferred stocks and debt obligations because common stockholders, as owners of the issuer, have generally inferior rights to receive payments from the issuer in comparison with the rights of creditors of, or holders of debt obligations or preferred stocks issued by, the issuer. Further, unlike debt securities which typically have a stated principal amount payable at maturity (whose value, however, will be subject to market fluctuations prior thereto), or preferred stocks which typically have a liquidation preference and which may have stated optional or mandatory redemption provisions, common stocks have neither a fixed principal amount nor a maturity. Common stock values are subject to market fluctuations as long as the common stock remains outstanding.
          Although most of the component securities in a Fund’s Underlying Index are listed on a national securities exchange, the principal trading market for some may be in the over-the-counter market. The existence of a liquid trading market for certain securities may depend on whether dealers will make a market in such securities. There can be no assurance that a market will be made or maintained or that any such market will be or remain liquid. The price at which a Fund’s Portfolio Securities may be sold and the value of such Fund’s Shares will be adversely affected if trading markets for the Fund’s Portfolio Securities are limited or absent or if bid/ask spreads are wide.
          None of the Funds are actively managed by traditional methods, and therefore the adverse financial condition of any one issuer will not result in the elimination of its securities from the Portfolio Securities held by the Fund unless the securities of such issuer are removed from its respective Underlying Index.
          An investment in each Fund should also be made with an understanding that a Fund will not be able to replicate exactly the performance of its Underlying Index because the total return generated by its Portfolio Securities will be reduced by transaction costs incurred in adjusting the actual balance of such securities and other Fund expenses, whereas such transaction costs and expenses are not included in the calculation of its Underlying Index. It is also possible that for short periods of time, a Fund may not fully replicate the performance of its Underlying Index due to the temporary unavailability of certain Underlying Index securities in the secondary market or due to other extraordinary circumstances. Such events are unlikely to continue for an extended period of time because a Fund is required to correct such imbalances by means of adjusting the composition of its Portfolio Securities. It is also possible that the composition of the Fund may not exactly replicate the composition of its Underlying Index if the Fund has to adjust its Portfolio Securities in order to continue to qualify as a “regulated investment company” under the Internal Revenue Code of 1986, as amended (the “Code”).
          Shares are subject to the risk of an investment in a portfolio of equity securities in an economic sector in which each Index is highly concentrated. In addition, because it is the policy of each Fund to generally invest in the securities that comprise its Underlying Index, the Portfolio Securities of such Fund also will be concentrated in that industry.

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Lending Portfolio Securities.
          Each Fund, for the purpose of achieving income, may lend its Portfolio Securities to certain creditworthy borrowers, who must provide collateral (consisting of U.S. Government securities, other approved securities and cash) which must be maintained in an amount at least equal to the current market value of the securities loaned. Loans of Portfolio Securities may not exceed 33% of any Fund’s total assets. A Fund may terminate a loan at any time and obtain the return of its securities loaned. Each Fund receives the value of any interest or cash or non-cash distributions paid on its loaned Portfolio Securities and will pay reasonable administrative and custodial fees in connection with the loan of such Portfolio Securities. JPMorgan Chase Bank, N.A. acts as Securities Lending Agent for each Fund subject to the supervision of the Advisor in accordance with procedures adopted by the Board of Trustees.
          Each Fund will comply with the conditions for lending established by the SEC. Although each Fund will receive collateral in connection with all loans of Portfolio Securities, and such collateral will be marked to market, each Fund will be exposed to the risk of loss should a borrower default on its obligation to return the borrowed securities (e.g., the loaned securities may have appreciated beyond the value of the collateral held by the Fund). In addition, each Fund bears the risk of loss of any cash collateral that it invests in money market instruments.
          Securities lending involves exposure to certain risks, including operational risk (the risk of losses resulting from problems in the settlement and accounting process), “gap” risk (the risk of a mismatch between the return on cash collateral reinvestments and the fees each Fund has agreed to pay a borrower), and credit, legal, counterparty and market risks. In the event a borrower does not return a Fund’s Portfolio Securities as agreed, the Fund may experience losses if the proceeds received from liquidating the collateral does not at least equal the value of the loaned Portfolio Security at the time the collateral is liquidated plus the transaction costs incurred in purchasing replacement securities.
Repurchase Agreements
          The Funds may invest in repurchase agreements with commercial banks, brokers or dealers to generate income from its excess cash balances and to invest securities lending cash collateral. A repurchase agreement is an agreement under which a Fund acquires a money market instrument (generally a security issued by the U.S. Government or an agency thereof, a banker’s acceptance or a certificate of deposit) from a seller, subject to resale to the seller at an agreed upon price and date (normally, the next business day). A repurchase agreement may be considered a loan collateralized by securities. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by a Fund and is unrelated to the interest rate on the underlying instrument.
          In these repurchase agreement transactions, the securities acquired by a Fund (including accrued interest earned thereon) must have a total value at least equal to the value of the repurchase agreement and are held by the Trust’s custodian bank until repurchased. In addition, the Trust’s Board of Trustees (“Board” or “Trustees”) monitors each Fund’s repurchase agreement transactions generally and has established guidelines and standards for review of the creditworthiness of any bank, broker or dealer counterparty to a repurchase agreement with the Fund. No more than an aggregate of 15% of each Fund’s net assets will be invested in repurchase agreements having maturities longer than seven days and securities subject to legal or contractual restrictions on resale, or for which there are no readily available market quotations.
          The use of repurchase agreements involves certain risks. For example, if the other party to the agreement defaults on its obligation to repurchase the underlying security at a time when the value of the security has declined, the Funds may incur a loss upon disposition of the security. If the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a court may determine that the underlying security is collateral for a loan by a Fund not within the control of the Fund and, therefore, the Fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement. While the Trust’s management acknowledges these risks, it is expected that they can be controlled through careful monitoring procedures.
Futures Contracts and Options
          The Funds may utilize futures contracts and options. Futures contracts generally provide for the future sale by one party and purchase by another party of a specified instrument, index or commodity at a specified future time and at a specified price. Stock index futures contracts are settled daily with a payment by one party to the other of a cash amount based on the difference between the level of the stock index specified in the contract from one day to the next. Futures contracts are standardized as to maturity date and underlying instrument and are traded on futures

11

exchanges. The Funds may use futures contracts, and options on futures contracts based on other indexes or combinations of indexes that the Advisor believes to be representative of each Fund’s respective Index.
          Although futures contracts (other than cash settled futures contracts including most stock index futures contracts) by their terms call for actual delivery or acceptance of the underlying instrument or commodity, in most cases the contracts are closed out before the maturity date without the making or taking of delivery. Closing out an open futures position is done by taking an opposite position (“buying” a contract which has previously been “sold,” or “selling” a contract previously “purchased”) in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract position is opened or closed.
          Futures traders are required to make a good faith margin deposit in cash or government securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying instrument or commodity or payment of the cash settlement amount) if it is not terminated prior to the specified delivery date. Brokers may establish deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold on margin deposits which may range upward from less than 5% of the value of the contract being traded.
          After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional “variation” margin will be required.
          Conversely, a change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Funds expect to earn interest income on their margin deposits.
          The Funds may use futures contracts and options thereon, together with positions in cash and money market instruments, to simulate full investment in each Fund’s respective Underlying Index. Although options on each underlying Index recently have become available, liquid futures contracts are not currently available for the Underlying Index of each Fund. Under such circumstances, the Advisor may seek to utilize other instruments that it believes to be correlated to each Fund’s respective Index components or a subset of the components.
Restrictions on the Use of Futures and Options
          Except as otherwise specified in the Funds’ Prospectus or this SAI, there are no limitations on the extent to which the Funds may engage in transactions involving futures and options thereon. The Funds will take steps to prevent their futures positions from “leveraging” its securities holdings. When it has a long futures position, it will maintain with its custodian bank, cash or liquid securities having a value equal to the notional value of the contract (less any margin deposited in connection with the position). When it has a short futures position, as part of a complex stock replication strategy the Funds will maintain with their custodian bank assets substantially identical to those underlying the contract or cash and liquid securities (or a combination of the foregoing) having a value equal to the net obligation of each Fund under the contract (less the value of any margin deposits in connection with the position).
Futures and Options Transactions
          Positions in futures contracts and options may be closed out only on an exchange which provides a secondary market therefor. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract or option at any specific time. Thus, it may not be possible to close a futures or options position. In the event of adverse price movements, the Funds would continue to be required to make daily cash payments to maintain its required margin. In such situations, if a Fund has insufficient cash, it may have to sell its Portfolio Securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the Funds may be required to make delivery of the instruments underlying futures contracts they have sold.
          The Funds will seek to minimize the risk that it will be unable to close out a futures or options contract by only entering into futures and options for which there appears to be a liquid secondary market.
          The risk of loss in trading futures contracts or uncovered call options in some strategies (e.g., selling uncovered stock index futures contracts) is potentially unlimited. The Funds do not plan to use futures and options contracts in this way. The risk of a futures position may still be large as traditionally measured due to the low margin deposits required. In many cases, a relatively small price movement in a futures contract may result in

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immediate and substantial loss or gain to the investor relative to the size of a required margin deposit. The Funds, however, intend to utilize futures and options contracts in a manner designed to limit its risk exposure to that which is comparable to what it would have incurred through direct investment in stocks.
          Utilization of futures transactions by the Funds involves the risk of imperfect or even negative correlation to each Fund’s respective Underlying Index if the index underlying the futures contracts differs from the Fund’s Underlying Index. There is also the risk of loss by the Funds of margin deposits in the event of bankruptcy of a broker with whom a Fund has an open position in the futures contract or option.
          Certain financial futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of future positions and subjecting some futures traders to substantial losses.
Borrowing Money
          Each fund may, as a non-principal investment strategy, borrow money from a bank up to a limit of one-third of the market value of its assets, but only for temporary or emergency purposes. To the extent that a Fund borrows money, it may be leveraged, and, at such times, the Fund may appreciate or depreciate in value more rapidly than its Underlying Index.
Continuous Offering
          The method by which Creation Units are created and traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by the Trust on an ongoing basis, at any point a “distribution,” as such term is used in the Securities Act, may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery and liability provisions of the Securities Act.
            For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent Shares, and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.
          Broker-dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary trading transactions), and thus dealing with Shares that are part of an “unsold allotment” within the meaning of Section 4(3)(C) of the Securities Act, would be unable to take advantage of the prospectus-delivery exemption provided by Section 4(3) of the Securities Act. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker-dealer firms should note that dealers who are not underwriters but are participating in a distribution (as contrasted with ordinary secondary market transactions) and thus dealing with the Shares that are part of an over-allotment within the meaning of Section 4(3)(A) of the Securities Act would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act. Firms that incur a prospectus delivery obligation with respect to Shares are reminded that, under Rule 153 of the Securities Act, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on NYSE Arca is satisfied by the fact that the prospectus is available at NYSE Arca upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.

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EXCHANGE LISTING AND TRADING
          A discussion of exchange listing and trading matters associated with an investment in each of the Funds is contained under the headings “Principal Risks of Investing in the Fund” and “Principal Risk Factors Common To All Funds”. The discussion below supplements, and should be read in conjunction with, such sections of the Funds’ Prospectus.
          Each Fund anticipates that its individual Shares will be traded in the secondary market at prices that may differ to some degree from its NAV. There can be no assurance that the requirements of NYSE Arca necessary to maintain the listing of Shares of the Funds will continue to be met.
          NYSE Arca may, but is not required to, remove the Shares of the Funds from listing if: (1) following the initial twelve-month period beginning upon the commencement of trading of the Funds, there are fewer than 50 beneficial holders of the Shares for 30 or more consecutive trading days, (2) the value of each Fund’s Underlying Index or portfolio of securities on which a Fund is based is no longer calculated or available or (3) such other event shall occur or condition exists that, in the opinion of NYSE Arca, makes further dealings on NYSE Arca inadvisable. In addition, NYSE Arca will remove the Shares from listing and trading upon termination of the Trust.
          As in the case of other stocks traded on NYSE Arca, brokers’ commissions on transactions will be based on negotiated commission rates at customary levels.
          In order to provide investors with a basis to gauge whether the market price of the Shares on NYSE Arca are approximately consistent with the current value of the assets of the Fund on a per Share basis, an updated “Indicative Per Share Portfolio Value” is disseminated intra-day through the facilities of the Consolidated Tape Association’s Network B. Indicative Per Share Portfolio Values are disseminated every 15 seconds during regular NYSE trading hours based on the most recently reported prices of Fund Securities. To the extent that a Fund may hold one or more securities primarily listed on a non-US exchange, as the respective international local markets close, the Indicative Per Share Portfolio Value will continue to be updated for foreign exchange rates for the remainder of the U.S. trading day at the prescribed 15 second interval. The Funds are not involved in or responsible for the calculation or dissemination of the Indicative Per Share Portfolio Value and make no warranty as to the accuracy of the Indicative Per Share Portfolio Value.
          The Indicative Per Share Portfolio Value has an equity securities value component and a net other assets value component, each of which are summed and divided by the total estimated Fund Shares outstanding, including Shares expected to be issued by each Fund on that day, to arrive at an Indicative Per Share Portfolio Value.
          The equity securities value component of the Indicative Per Share Portfolio Value represents the estimated value of the Portfolio Securities of a Fund on a given day. While the equity securities value component estimates the current market value of the Fund’s Portfolio Securities, it does not necessarily reflect the precise composition or market value of the current Portfolio Securities held by the Trust for the Fund at a particular point in time. Therefore, the Indicative Per Share Portfolio Value disseminated during NYSE trading hours should be viewed only as an estimate of a Fund’s NAV per Share, which is calculated at the close of the regular trading session on the NYSE (ordinarily 4:00 p.m. Eastern time) on each day Business Day.
          In addition to the equity securities value component described in the preceding paragraph, the Indicative Per Share Portfolio Value for each Fund includes a net other assets value component consisting of estimates of all other assets and liabilities of the Fund including, among others, current day estimates of dividend income and expense accruals.
FUND INVESTMENT POLICIES
          The Trust has adopted the following investment restrictions as fundamental policies with respect to each Fund. These restrictions cannot be changed without the approval of the holders of a majority of the Fund’s outstanding voting securities. For purposes of the 1940 Act, a majority of the outstanding voting securities of a Fund means the vote, at an annual or a special meeting of the security holders of the Trust, of the lesser of (1) 67% or more of the voting securities of the Fund present at such meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the Fund. Under these restrictions:

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1.	Each Fund may not make loans, except that the Fund may (i) lend portfolio securities, (ii) enter into repurchase agreements and (iii) purchase all or a portion of an issue of debt securities, bank loan or participation interests, bank certificates of deposit, bankers’ acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities;

2.	Each Fund may not borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulation from time to time;

3.	Each Fund may not issue senior securities, except as permitted under the 1940 Act, and as interpreted or modified by regulation from time to time;

4.	Each Fund may not purchase a security (other than obligations of the U.S. Government, its agencies or instrumentalities) if, as a result, 25% or more of its total assets would be invested in a single issuer;

5.	Each Fund may not purchase or sell real estate, except that the Fund may (i) invest in securities of issuers that invest in real estate or interests therein; (ii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein; and (iii) hold and sell real estate acquired by the Fund as a result of the ownership of securities;

6.	Each Fund may not engage in the business of underwriting securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act of 1933, as amended (the “Securities Act”), in the disposition of restricted securities or in connection with its investments in other investment companies;

7.	Each Fund may not purchase or sell commodities, unless acquired as a result of owning securities or other instruments, but it may purchase, sell or enter into financial options and futures, forward and spot contracts, and other financial contracts or derivative instruments and may invest in securities or other instruments backed by commodities; or

8.	Each Fund may not purchase any security if, as a result of that purchase, 25% or more of its total assets would be invested in securities of issuers having their principal business activities in the same industry, except that each Fund may invest 25% or more of the value of its total assets in securities of issuers in any one industry or group of industries if the Fund’s Underlying Index concentrates in an industry or group of industries. This limit does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities.
          In addition to the investment restrictions adopted as fundamental policies as set forth above, each Fund observes the following restrictions, which may be changed by the Board without a shareholder vote. Each Fund will not:
1.	Invest in securities which are “illiquid” securities, including repurchase agreements maturing in more than seven days and options traded over-the-counter, if the result is that more than 15% of a Fund’s net assets would be invested in such securities.

2.	Mortgage, pledge or otherwise encumber its assets, except to secure borrowing effected in accordance with the fundamental restriction on borrowing set forth below.

3.	Make short sales of securities.

4.	Purchase any security on margin, except for such short-term loans as are necessary for clearance of securities transactions. The deposit or payment by a Fund or initial or variation margin in connection with futures contracts or related options thereon is not considered the purchase of a security on margin.

5.	Participate in a joint or joint-and-several basis in any trading account in securities, although transactions for the Funds and any other account under common or affiliated management may be combined or allocated between the Fund and such account.

6.	Purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act, although the Fund may not acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

15

          If a percentage limitation is adhered to at the time of investment or contract, a later increase or decrease in percentage resulting from any change in value or total or net assets will not result in a violation of such restriction, except that the percentage limitations with respect to the borrowing of money and illiquid securities will be continuously complied with.
          As long as the aforementioned investment restrictions are complied with, each Fund may invest its remaining assets in money market instruments or funds which reinvest exclusively in money market instruments, in stocks that are in the relevant market but not its Underlying Index, and/or in combinations of certain stock index futures contracts, options on such futures contracts, stock options, stock index options and options on the Shares, each with a view towards providing each Fund with exposure to the stocks in its respective Underlying Index. These investments may be made to invest uncommitted cash balances or, in limited circumstances, to assist in meeting shareholder redemptions of Creation Units. Each Fund also will not invest in money market instruments as part of a temporary defensive strategy to protect against potential stock market declines.

16

BOARD OF TRUSTEES OF THE TRUST
Trustees and Officers of the Trust
          The Board has responsibility for the overall management and operations of the Trust, including general supervision of the duties performed by the Advisor and other service providers. The Board currently consists of three (3) Trustees, two (2) of whom are not “interested persons” (as defined in the 1940 Act) of the Trust (each, an “Independent Trustee”) and one of whom is an Interested Trustee as shown below.
          The Trustees and officers of the Trust, their addresses, positions with the Funds, years of birth and principal occupations during the past five years are set forth below

				Number of
	Position(s)	Term of Office		Portfolios in	Other
Name, Address(1)	Held with	and Length of	Principal Occupation(s) During Past	Fund Complex	Directorships
and Year of Birth	Funds	Time Served(2)	Five Years	Overseen(3)	Held by Trustee
Independent Trustees
Robert M. Steele, 1958	Trustee and Chairman	Since 9/07	Executive Vice President/Business Development, Megahold Technology, LLC (Construction) (4/07 to present); Manager/Partner, ROLA, LLC (pet products)(6/05 to present); Director, Security Benefit Group, (insurance/investments) (9/05 to present); President, Skip Viragh Charities (503c-1) (9/05 to 6/06); Executive Vice President, Rydex Investments (1/03 to 4/04); Manager/Partner, Dream Company LLC (Children’s fitness) (3/05 to present)	4	None

Gregory Maroukian, 1959	Trustee	Since 9/07	President and Founder, Precision Escalator, Inc. (elevator and escalator manufacturing)	4	None

Interested Trustee(4)
Michael J. Voskian, 1963	Trustee, President and Principal Executive Officer	Since 7/07	Chief Operating Officer, FocusShares, LLC (3/07 to present); Periodontist, Michael J. Voskian, DMD (9/00 to present); President, Voskian Capital Management (9/00 to present)	4	None

Other Officers
Simon D. Collier, 1961	Chief Financial Officer, Treasurer and Principal Financial Officer	Since 9/07	President, Foreside Financial Group (4/05 to present); President, Foreside Services, Inc. (a staffing services firm) (12/06 to present); President, Foreside Compliance Services, LLC (10/05 to present); President, Foreside Management Services, LLC (12/06 to present); Chief Operating Officer and Managing Director, Global Fund Services, Citigroup (2003-2005); Managing Director, Global Securities Services for Investors, Citibank, N.A. (1999-2003).	N/A	N/A

Erik Liik, 1958	Secretary	Since 9/07	President and Chief Executive Officer, FocusShares, LLC (3/07 to present); Managing Director, American Stock Exchange (1/01 to 7/06)	N/A	N/A

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Number of
	Position(s)	Term of Office		Portfolios in	Other
Name, Address(1)	Held with	and Length of	Principal Occupation(s) During Past	Fund Complex	Directorships
and Year of Birth	Funds	Time Served(2)	Five Years	Overseen(3)	Held by Trustee
David M. Whitaker, 1971	Chief Compliance Officer	Since 9/07	Counsel, Foreside Financial Group, (9/07 to present); Managing Member, Beacon Fund Services, LLC (a financial services consulting firm) (4/07 to present); Vice President and Product Manager, Citigroup Fund Services, LLC (4/04 to 4/07); Counsel, PFPC, Inc.(a fund services company) (1999 – 2004)	N/A	N/A

[1]	The address for each Trustee and officer is 210 Summit Avenue, Suite C-11, Montvale, N.J. 07645.

[2]	Each Trustee serves until resignation, death, retirement or removal. Officers are elected yearly by the Trustees.

[3]	The Fund Complex consists of the FocusShares ISE Homebuilders Index Fund, FocusShares ISE SINdex Fund, FocusShares ISE-CCM Homeland Security Index Fund and FocusShares ISE-Revere Wal-Mart Supplier Index Fund.

[4]	Mr. Voskian is an “interested trustee” of the Trust (as that term is defined in the 1940 Act) because of his affiliations with the Advisor.
          The Board of the Trust is scheduled to meet four times during the fiscal year ending September 30, 2008.
          The Board has an Audit Committee, consisting of two Independent Trustees. Messrs. Steele and Maroukian currently serve as members of the Audit Committee and Mr. Steele has been designated as an “audit committee financial expert” as defined under Item 407 of Regulation S-K of the Exchange Act. Mr. Steele is the Chairman of the Audit Committee. The Audit Committee has the responsibility, among other things, to: (i) oversee the accounting and financial reporting processes of the Trust and its internal control over financial reporting and, as the Audit Committee deems appropriate, to inquire into the internal control over financial reporting of certain third-party service providers, (ii) oversee the quality and integrity of the Trust’s financial statements and the independent audit thereof, (iii) oversee or, as appropriate, assist the Board’s oversight of the Trust’s compliance with legal and regulatory requirements that relate to the Trust’s accounting and financial reporting, internal control over financial reporting and independent audit; (iv) approve prior to appointment the engagement of the Trust’s independent registered public accounting firm and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Trust’s independent registered public accounting firm; and (v) act as a liaison between the Trust’s independent registered public accounting firm and the full Board. The Audit Committee is scheduled to meet two times during the fiscal year ended September 30, 2008.
          For each Trustee, the dollar range of equity securities beneficially owned by the Trustee in each Fund and in all registered investment companies overseen by the Trustee is shown below.

	Dollar Range of Equity	Aggregate Dollar Range of Equity Securities in all
	Securities in FocusShares	Registered Investment Companies Overseen By
	Trust (As of September 30,	Trustee in Family of Investment Companies (As of
Name Of Trustee	2007)	September 30, 2007)
Robert Steele	None	None
Gregory Maroukian	None	None
Michael Voskian	$10,001-50,000	$10,001-50,000
          As to each Independent Trustee and his immediate family members, no person owned beneficially or of record securities in an investment adviser or principal underwriter of the Funds, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the investment manager or principal underwriter of the Funds.
Remuneration of Trustees
          The Trust pays each Independent Trustee an annual retainer of $10,000, a per meeting fee of $500 for scheduled quarterly meetings of the Board and each special meeting of the Board and a per meeting fee of $250.00 for telephonic meetings. The Trust pays the Chairman of the Board an additional annual retainer of $10,000 and each Trustee who acts as chairman of a committee an additional annual retainer of $1,000. The Trust also reimburses each Trustee for travel and other out-of-pocket expenses incurred in attending such meetings. No pension or retirement benefits are accrued as part of Trustee compensation.
          The table below shows the estimated compensation that is contemplated to be paid to the Trustees by the Trust for the fiscal year ending September 30, 2008. Annual Trustee fees may be reviewed periodically and changed by the Trust’s Board.

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Compensation Table

Total
Compensation
			Pension or	Estimated	From the Trust
	Aggregate	Deferred	Retirement	Annual	and the Fund
	Compensation	Compensation	Benefits Accrued	Benefits	Complex(1)
	From the	From the	as Part of the	Upon	Paid to
Name of Trustee	Trust	Trust	Trust’s Expenses	Retirement	Trustee
Robert Steele	$22,250	N/A	N/A	N/A	$22,250
Gregory Maroukian	$11,250	N/A	N/A	N/A	$11,250
Michael Voskian	None	N/A	N/A	N/A	None
PORTFOLIO HOLDINGS DISCLOSURE
          The Trust has adopted a policy regarding disclosure of information about the Trust’s portfolio holdings. The Board of Trustees of the Trust must approve all material amendments to this policy. Each Fund’s portfolio holdings are publicly disseminated each day the Fund is open for business through financial reporting and news services, including publicly accessible Internet web sites. In addition, a basket composition file, which includes the security names and share quantities to deliver in exchange for Shares, together with estimates and actual cash components is publicly disseminated daily prior to the opening of the NYSE via the National Securities Clearing Corporation (“NSCC”), a clearing agency that is registered with the SEC. The basket represents one Creation Unit of each Fund. The Trust, Advisor, Custodian and Distributor will not disseminate non-public information concerning the Trust.
QUARTERLY PORTFOLIO SCHEDULE
          The Trust is required to disclose, after its first and third fiscal quarters, the complete schedule of the Funds’ portfolio holdings with the SEC on Form N-Q. Form N-Q for the Funds will be available on the SEC’s website at http://www.sec.gov. The Funds’ Form N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling (202) 551-8090. The Funds’ Form N-Q will be available through the Funds’ website, at http://www.focusshares.com or by writing to FocusShares Trust, 210 Summit Avenue Suite C-11, Montvale, NJ 07645.
CODE OF ETHICS
          The Trust, the Advisor, and the Distributor have each adopted a code of ethics under Rule 17j-1 of the 1940 Act that sets forth officers, trustees’ and advisory personnel’s fiduciary responsibilities regarding the Funds, establishes procedures for personal investing, and restricts certain transactions. Persons subject to either the Trust’s, Advisor’s, or Distributor’s code of ethics, including investment personnel, may invest in securities for their own investment accounts, including, subject to certain conditions, securities that may be purchased or held by the Funds.
PROXY VOTING POLICIES AND PROCEDURES
          The Funds’ proxy voting record will be available upon request and on the SEC’s website at http://www.sec.gov. Proxies for each Fund’s Portfolio Securities are voted in accordance with the Advisor’s proxy voting policies and procedures, which are set forth in Appendix A to this SAI.
          The Trust is required to disclose annually each Fund’s complete proxy voting record on Form N-PX covering the period July 1 through June 30 and file it with the SEC no later than August 31. Form N-PX for the Funds will be available through the Fund’s website, at http://www.focusshares.com, or by writing to FocusShares Trust, 210 Summit Avenue Suite C-11, Montvale, NJ 07645. The Fund’s Form N-PX will also be available on the SEC’s website at http://www.sec.gov.

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MANAGEMENT
          The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Management.”
The Investment Adviser
          FocusShares, LLC (“Advisor”), a Delaware limited liability company, acts as investment adviser to the Trust and, subject to the supervision of the Board, is responsible for the overall management of the Trust and the day-to-day investment management of the Funds. The Advisor is a newly-formed entity and is located at 210 Summit Avenue, Suite C-11, Montvale, New Jersey 07645. Erik Liik, the Trust’s Secretary, is the Chief Executive Officer and President of the Advisor. Michael Voskian, the Trust’s President and a Trustee, is the Advisor’s Chief Operating Officer. Messrs. Liik and Voskian, as principal officers and owners, control the Advisor.
          The Advisor serves as investment adviser to the Funds and has overall responsibility for the general management and administration of the Trust, pursuant to the Investment Advisory Agreement between the Trust and the Advisor (the “Investment Advisory Agreement”). Under the Investment Advisory Agreement, the Advisor, subject to the supervision of the Board, provides an investment program for each Fund and is responsible for the retention of sub-advisers to manage the investment of the Fund’s assets in conformity with the stated investment policies of each Fund if the Advisor does not provide these services directly. The Advisor or a sub-adviser is responsible for placing purchase and sale orders and providing continuous supervision of the investment portfolio of each of the Funds. The Advisor also arranges for the provision of distribution, transfer agency, custody, administration and all other services necessary for the Funds to operate.
          Trust Expenses. Under the Investment Advisory Agreement, the Advisor has agreed to pay all expenses of the Trust, except for: (i) brokerage expenses and other expenses (such as stamp taxes) connected with the execution of portfolio transactions or in connection with creation and redemption transactions; (ii) interest and tax expenses; (iii) dividend or distribution expenses; (iv) legal fees or expenses in connection with any arbitration, litigation or pending or threatened arbitration or litigation, including any settlements in connection therewith; (v) compensation and expenses of each Independent Trustee; (vi) compensation and expenses of counsel to the Independent Trustees; (vii) compensation and expenses of, or fees and expenses relating to the provision of the services of, the Trust’s chief compliance officer and the Trust’s principal financial officer; (viii) distribution fees and expenses, if any, paid by the Trust under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act; (ix) extraordinary expenses, as determined under generally accepted accounting principles; and (viii) the advisory fee payable to the Advisor.
          Term. The Investment Advisory Agreement with respect to the Funds continues in effect for two years from its effective date, and thereafter is subject to annual approval by (i) the Board or (ii) the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of each Fund, provided that in either event such continuance also is approved by a vote of a majority of the Trustees of the Trust who are not interested persons (as defined in the 1940 Act) of the Fund, by a vote cast in person at a meeting called for the purpose of voting on such approval. If the shareholders of any Fund fail to approve the Investment Advisory Agreement, the Advisor may continue to serve in the manner and to the extent permitted by the 1940 Act and rules and regulations thereunder.
          The Investment Advisory Agreement with respect to each Fund is terminable without any penalty, by vote of the Board or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of each Fund, or by the Advisor, in each case on not less than 30 days nor more than 60 days prior written notice to the other party; provided, that a shorter notice period shall be permitted for the Fund in the event its shares are no longer listed on a national securities exchange. The Investment Advisory Agreement will terminate automatically and immediately in the event of its “assignment” (as defined in the 1940 Act).
          Compensation. As compensation for its services under the Investment Advisory Agreement, the Advisor is paid a monthly fee based on a percentage of each Fund’s average daily net assets at the annual rate of 0.65%. From time to time, the Advisor may waive all or a portion of its fees.
          Expense Limitation Agreement. In addition, the Advisor has agreed, pursuant to an Expense Limitation Agreement with the Trust (the “Expense Limitation Agreement”), to waive or reduce its fees and to assume other expenses of the Funds, if necessary, to prevent the total annual operating expenses (exclusive of brokerage costs, interest, taxes, dividends, litigation, indemnification, and extraordinary expenses as determined under generally accepted accounting principles) and organizational costs of each Fund from exceeding the following annual rates (expressed as percentages of each Fund’s average daily net assets) for the period ending January 31, 2009:

20

Name of Fund	Expense Limitation Rate
FocusShares ISE Homebuilders Index Fund	0.35%
FocusShares ISE SINdex Fund	0.60%
FocusShares ISE-CCM Homeland Security Index Fund	0.60%
FocusShares ISE-Revere Wal-Mart Supplier Index Fund	0.60%
          The Advisor currently expects that the Expense Limitation Agreement will continue from year-to-year provided such continuance is approved by the Board. The Trust may terminate the Expense Limitation Agreement at any time. The Advisor may also terminate the Expense Limitation Agreement at the end of the then-current term upon prior written notice to the Trust as set forth in the Expense Limitation Agreement.
          Legal Investigations and Proceedings. There are no legal investigations or proceedings against or involving the Trust, any of its Funds or the Advisor.
The Sub-Advisor.
          Pursuant to its Investment Advisory Agreement with the Trust, FocusShares, LLC is the investment adviser of the Trust and each of the Funds. Subject at all times to the supervision and approval of the Board, the Advisor is responsible for the overall management of the Trust and for retaining a sub-adviser to manage the assets of each Fund according to its investment objective. As part of those responsibilities and duties, the Advisor or the sub-adviser determines what investments should be purchased and sold, and places orders for all such purchases and sales, on behalf of the Funds. The Advisor will compensate any sub-adviser out of the advisory fees paid to the Advisor pursuant to the Investment Advisory Agreement.
          Northern Trust Investments, N.A. (“NTI”), pursuant to the terms of a Sub-Advisory Agreement between the Advisor and NTI with respect to each of the Funds (the “Sub-Advisory Agreement”), acts as sub-adviser (“Sub-Advisor”) to each of the Funds. NTI is an investment adviser registered under the Investment Advisers Act of 1940. It primarily manages assets for defined contribution and benefit plans, investment companies and other institutional investors. NTI is a wholly-owned subsidiary of The Northern Trust Company (“TNTC”).
          TNTC is an Illinois state chartered banking organization and is a member of the Federal Reserve System. Formed in 1889, TNTC’s principal administers and manages managing assets for individuals, personal trust, defined contribution and benefits plan and other corporate clients. TNTC is the principal subsidiary of Northern Trust Corporation, a bank holding company.
          Northern Trust Corporation, through its subsidiaries, has for more than 100 years managed the assets of individuals, charitable organizations, foundations and large corporate investors. As of June 30, 2007, NTI and its affiliates had assets under custody of $4.0 trillion and assets under investment management of $767 billion.
          The Sub-Advisor is responsible for managing the investment operations and the composition of each Fund, including the purchase, retention and disposition of the investments, securities and cash contained in the Fund, in accordance with the Fund’s investment objective and strategies as stated in the Trust’s Prospectuses and SAI, as from time to time in effect. In connection with these responsibilities and duties, the Sub-Advisor is responsible for providing supervision of each Fund’s investments and conducting a continuous program of investment evaluation and, if appropriate, sales and reinvestment of the Fund’s assets. The Sub-Advisor also is responsible for furnishing the Advisor or the Trust with statistical information in respect of the investments that the Funds may hold or contemplate purchasing, as the Advisor or the Trust may reasonably request. The Sub-Advisor, on its own initiative apprises the Trust of important developments materially affecting the Funds and furnishes the Trust from time to time such information as it may believe appropriate for this purpose. The Sub-Advisor also has responsibility for implementing all purchases and sales of investments for the Funds it advises in a manner consistent with its policies.
The Administrator, Custodian, and Transfer, Index Receipt and Dividend Disbursing Agent
          J.P. Morgan Investor Services Co. (“JPMISCo”) serves as administrator of the Trust and each of the Funds. JPMISCo is located at 73 Tremont Street, Boston, MA 02108. Pursuant to the Mutual Fund Services Agreement with the Trust, JPMISCo provides administrative, regulatory, tax, financial reporting and fund accounting services for the maintenance and operation of the Trust and each Fund. In addition, JPMISCo makes office space, equipment, personnel and facilities available to provide such services.

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          JPMorgan Chase Bank, N.A. (“JPMCB”) serves as custodian, transfer agent, index receipt agent and dividend disbursing agent of the Trust and each of the Funds. JPMCB’s address is One Chase Manhattan Plaza, New York, NY 10005. Under the Custody Agreement with the Trust, JPMCB maintains cash, securities and other assets of the Trust and each Fund in separate accounts, keeps all required books and records and provides other necessary services. JPMCB is required, upon the order of the Trust, to deliver securities held by JPMCB and to make payments for securities purchased by each Fund. Pursuant to the Agency Services Agreement with the Trust, JPMCB acts as transfer agent and index receipt agent for each Fund’s authorized and issued shares of beneficial interest and as dividend disbursing agent of the Trust.
          As compensation for the foregoing services, JPMISCo and JPMCB each receive certain out-of-pocket costs, transaction fees and asset-based fees which are paid monthly by the Advisor, pursuant to the Investment Advisory Agreement.
The Securities Lending Agent
          JPMCB, an affiliate of the Administrator, serves as Securities Lending Agent for the Trust and each of its Funds under the supervision of the Advisor. Under the Securities Lending Agreement with the Trust, JPMCB, acting as agent for the Funds, may lend Portfolio Securities to certain creditworthy borrowers under certain conditions described above under the heading “Investment Strategies And Risks-Lending Portfolio Securities”.  Each Fund receives the value of any interest or cash or non-cash distributions paid on its loaned Portfolio Securities and will pay reasonable administrative and custodial fees in connection with the loan of such Portfolio Securities and related costs including securities movement, settlement of trades involving cash received as collateral, custody of collateral and marking to market loans.
The Distributor
          Foreside Fund Services, LLC (“Distributor”) is the principal underwriter and distributor of Shares of the Trust. Its principal address is 2 Portland Square — 1st Floor, Portland, Maine 04101. The Distributor has entered into an agreement with the Trust pursuant to which it distributes Shares of each Fund (the “Distribution Agreement”). The Distributor continually distributes Shares of the Fund on a best effort basis. The Distributor has no obligation to sell any specific quantity of Fund Shares. The Distribution Agreement will continue for two years from its effective date and is renewable annually. Shares are continuously offered for sale by the Funds through the Distributor only in Creation Units, as described in the Prospectus and below under “Creation and Redemption of Creation Units — Procedures for Creation of Creation Units.” Shares in less than Creation Units are not distributed by the Distributor. The Distributor will deliver the applicable Prospectus and, upon request, this SAI to persons purchasing Creation Units and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor is a broker-dealer registered under the 1934 Act and a member of the Financial Industry Regulatory Authority (“FINRA”) (the successor organization to the National Association of Securities Dealers, Inc.). The Distributor, its affiliates and officers have no role in determining the investment policies or which securities are to be purchased or sold by the Trust or its Funds. The Distributor is not affiliated with the Trust, the Advisor, the Sub-Advisor or any stock exchange. Mr. Simon Collier, the Funds’ Treasurer and Chief Financial Officer, is an affiliate of the Trust and the Distributor as he serves as an officer of the Trust and has an ownership interest in the Distributor.
          The Distribution Agreement for each Fund will provide that it may be terminated at any time, without the payment of any penalty, on at least sixty (60) days prior written notice to the other party (i) by vote of a majority of the Independent Trustees or (ii) by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the relevant Fund. The Distribution Agreement will terminate automatically in the event of its “assignment” (as defined in the 1940 Act). Pursuant to the Investment Advisory Agreement, the Advisor has agreed to pay the Distributor’s fees and expenses that do not arise under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act.
          The Distributor may also enter into sales and investor services agreements with broker-dealers or other persons that are Participating Parties and DTC Participants (as defined below) to provide distribution assistance, including broker-dealer and shareholder support and educational and promotional services.
Other Service Providers
          Under a Compliance Services Agreement (“Compliance Agreement”) with the Trust, Foreside Compliance Services, LLC (“FCS”), an affiliate of the Distributor, provides a Chief Compliance Officer (“CCO”) and an Anti-

22

Money Laundering Officer as well as certain additional compliance support functions (“Compliance Services”). Under a PFO/Treasurer Agreement (“PFO Agreement”) with the Trust, Foreside Management Services, LLC (“FMS”), an affiliate of the Distributor, provides a Principal Financial Officer to the Trust. As compensation for the foregoing services, FCS and FMS receive certain out of pocket costs and fixed and asset-based fees which are accrued daily and paid monthly by the Trust.
          The Compliance and PFO Agreements with respect to the Funds continue in effect until terminated. The Compliance and PFO Agreements are terminable with or without cause and without penalty by the Board of the Trust or by FCS or FMS with respect to the Fund on 60 days’ written notice to the other party. Notwithstanding the foregoing, the provisions of the Compliance Agreement related to CCO services, may be terminated at any time by the Board, effective upon written notice to the CCO, without the payment of any penalty.
          Under the Compliance and PFO Agreements, FCS and FMS, respectively, are not liable to the Trust or the Trust’s shareholders for any act or omission, except for willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the Compliance and PFO Agreements. In addition, FCS and FMS and certain related parties (such as officers of FCS, FMS or certain officers of the Distributor and persons who control FCS, FMS or the Distributor) are indemnified by the Trust against any and all claims and expenses related to FCS’s or FMS’s actions or omissions, except for any act or omission resulting from FCS’s or FMS’s willful misfeasance, bad faith or negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the Compliance and PFO Agreements.
Portfolio Managers
          Other Accounts Managed. The following tables provide additional information about other portfolios or accounts managed by the Fund’s portfolio manager primarily responsible for the day-to-day management of the Fund, as of August 31, 2007.
          Total number of other accounts managed by the Portfolio Manager within each category below and the total assets in the accounts managed within each category below.

	Registered		Other Pooled
Portfolio Manager	Investment Companies		Investment Vehicles		Other Accounts
	Number of	Total Assets	Number of	Total Assets	Number of	Total Assets
	Accounts	($mm)	Accounts	($mm)	Accounts	($mm)
Brent Reeder	18	$15,045	30	$72,544	74	$48,056
          For other accounts managed by the Portfolio Manager within each category below, number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account.

	Registered		Other Pooled
Portfolio Manager	Investment Companies		Investment Vehicles		Other Accounts
	Number of	Total Assets	Number of	Total Assets	Number of	Total Assets
	Accounts	($mm)	Accounts	($mm)	Accounts	($mm)
Brent Reeder	0	$ N/A	0	$ N/A	0	$ N/A
          Conflicts of Interest. NTI’s portfolio managers are often responsible for managing one or more portfolio, as well as other accounts, including separate accounts and other pooled investment vehicles. A portfolio manager may manage a separate account or other pooled investment vehicle that may have a materially higher or lower fee arrangement. The side-by-side management of these accounts may raise potential conflicts of interest relating to cross trading, the allocation of investment opportunities and the aggregation and allocation of trades. In addition, while portfolio managers generally only manage accounts with similar investment strategies, it is possible that due to varying investment restrictions among accounts that certain investments are made for some accounts and not others or conflict investment positions are taken among accounts. The portfolio managers have a fiduciary responsibility to manage all client accounts in a fair and equitable manner. NTI seeks to provide best execution of all securities transactions and aggregate and then allocate securities to client accounts in a fair and timely manner. To this end, NTI has developed policies and procedures designed to mitigate and manage the potential conflicts of

23

interest that may arise from side-by-side management. In addition, NTI has adopted policies limiting the circumstances under which cross-trades may be effected. NTI conducts periodic reviews of trades for consistency with these policies.
          Compensation. Compensation for NTI index portfolio managers is based on the competitive marketplace and consists of a fixed base salary plus a variable annual cash incentive award. In addition, non-cash incentives, such as stock options or restricted stock of Northern Trust Corporation, may be awarded from time to time. The annual incentive award is discretionary and is based on the overall financial performance of Northern Trust Corporation, the overall performance of the investment management unit plus a qualitative evaluation of each portfolio manager’s performance and contribution to his or her respective team. For NTI index portfolio managers, the annual incentive award is not based on performance of the portfolios or the amount of assets held in the portfolios. Moreover, no material differences exist between the compensation structure for mutual fund accounts and other types of accounts.
          Ownership of Securities. No portfolio manager beneficially owned any equity securities of the Fund. There are various reasons why a Portfolio Manager may not own shares of the Fund he or she manages. One reason is that the Fund’s investment objectives and strategies may not match those of the Portfolio Manager. Administrative reasons (such as facilitating compliance with the adviser’s or sub-adviser’s code of ethics) may also explain why a Portfolio Manager has chosen not to invest in the Fund.
BROKERAGE TRANSACTIONS
          When selecting brokers and dealers to handle the purchase and sale of Portfolio Securities, the Advisor looks for prompt execution of the order at a favorable price. Generally, the Advisor works with recognized dealers in these securities, except when a better price and execution of the order can be obtained elsewhere. The Funds will not deal with affiliates in principal transactions unless permitted by exemptive order or applicable rule or regulation. The Advisor owes a duty to its clients to provide best execution on trades effected. Since the investment objective of each Fund is investment performance that corresponds to that of its Underlying Index, the Advisor does not intend to select brokers and dealers for the purpose of receiving research services in addition to a favorable price and prompt execution either from that broker or an unaffiliated third party.
          The Advisor assumes general supervision over placing orders on behalf of the Trust for the purchase or sale of Portfolio Securities. If purchases or sales of Portfolio Securities of the Trust and one or more other investment companies or clients supervised by the Advisor are considered at or about the same time, transactions in such securities are allocated among the several investment companies and clients in a manner deemed equitable to all by the Advisor. In some cases, this procedure could have a detrimental effect on the price or volume of the security so far as the Trust is concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Trust. The primary consideration is best execution.
          Portfolio turnover may vary from year to year, as well as within a year. High turnover rates are likely to result in comparatively greater brokerage expenses. The portfolio turnover rate for each Fund is expected to be under 30%. See “ISE Homebuilders Index Fund — Principal Investment Objective and Strategies,” “ISE SINdex Fund — Principal Investment Objective and Strategies,” “ISE-CCM Homeland Security Index Fund — Principal Investment Objective and Strategies” and “ISE-Revere Wal-Mart Supplier Index Fund — Principal Investment Objective and Strategies” in the Funds’ Prospectus. The overall reasonableness of brokerage commissions is evaluated by the Advisor based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services.
BOOK ENTRY ONLY SYSTEM
          The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Shareholder Information — Buying and Selling Exchange-Traded Shares.”
          DTC acts as securities depositary for the Shares. Shares of the Funds are represented by one or more global securities, registered in the name of Cede & Co., or Cede & Co., DTC as “Nominee” for DTC and deposited with, or on behalf of, DTC. Certificates will not be issued for Shares.

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          DTC,* a limited-purpose trust company, was created to hold securities of its participants (“DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the “Indirect Participants”).
          Beneficial ownership of Shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of Shares.
          The laws of some jurisdictions may require that certain purchasers take physical delivery of shares in definitive form. Such laws may impair the ability of certain investors to acquire beneficial interests in shares.
          As long as Cede & Co., as nominee of DTC, is the registered owner of Shares, references to the registered or record owner of Shares shall mean Cede & Co. and shall not mean the Beneficial Owners of Shares. Beneficial Owners of Shares are not entitled to have Shares registered in their names, will not receive or be entitled to receive physical delivery of certificates in definitive form and will not be considered the record or registered holders thereof under the Trust Agreement. Accordingly, each Beneficial Owner must rely on the procedures of DTC, the DTC Participant and any Indirect Participant through which such Beneficial Owner holds its interests, to exercise any rights under the Trust Agreement.
          The Trustee recognizes DTC or its nominee as the owner of all Shares for all purposes except as expressly set forth in the Trust Agreement. Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the agreement between the Trustee and DTC (‘‘Depository Agreement’’), DTC is required to make available to the Trustee upon request and for a fee to be charged to the Trust a listing of the Shares holdings of each DTC Participant. The Trustee inquires of each such DTC Participant as to the number of Beneficial Owners holding Shares, directly or indirectly, through the DTC Participant. The Trustee provides each such DTC Participant with copies of such notice, statement or other communication, in the form, number and at the place as the DTC Participant may reasonably request, in order that said notice, statement or communication may be transmitted by the DTC Participant, directly or indirectly, to the Beneficial Owners. In addition, the Trust pays to each such DTC Participant a fair and reasonable amount as reimbursement for the expense attendant to such transmittal, all subject to applicable statutory and regulatory requirements.
          Share distributions shall be made to DTC or its Nominee, as the registered holder of all Shares. DTC or its Nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in Shares as shown on the records of DTC or its Nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.
          The Trust has no responsibility or liability for any aspects of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such Shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.
          DTC may determine to discontinue providing its service with respect to the Shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action either to find a replacement for DTC to perform its functions at a comparable cost or, if such a replacement is unavailable, to issue and deliver printed certificates representing ownership of Shares, unless the Trust makes other arrangements with respect thereto satisfactory to the Exchange.

*	As of December 31, 2006, Depository Trust and Clearing Corporation (“DTCC”) owned 100% of the issued and outstanding shares of the common stock of DTC.

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CREATION AND REDEMPTION OF CREATION UNITS
General
           The Trust issues and sells Shares only in whole Creation Units on a continuous basis through the Distributor, without an initial sales load, at their NAV next determined after receipt, on any Business Day (as defined herein), of an order in proper form.
           A “Business Day” with respect to the Funds is any day on which NYSE Arca is open for business. As of the date of the Prospectus, NYSE Arca observes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day (Washington’s Birthday), Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day.
Fund Deposit
           The consideration for a purchase of Creation Units generally consists of the in-kind deposit of a designated portfolio of equity securities (“Deposit Securities”) constituting a replication of each Fund’s respective Underlying Index and an amount of cash computed as described below (“Cash Component”). Together, the Deposit Securities and the Cash Component constitute the “Fund Deposit,” which represents the minimum initial and subsequent investment amount for Shares. The Cash Component represents the difference between the NAV of a Creation Unit and the market value of Deposit Securities and may include a Dividend Equivalent Payment. The “Dividend Equivalent Payment” enables each Fund to make a complete distribution of dividends on the next dividend payment date, and is an amount equal, on a per Creation Unit basis, to the dividends on all the securities held by the Fund (“Fund Securities”) with ex-dividend dates within the accumulation period for such distribution (“Accumulation Period”), net of expenses and liabilities for such period, as if all of the Portfolio Securities had been held by the Trust for the entire Accumulation Period. The Accumulation Period begins on the ex-dividend date for each Fund and ends on the next ex-dividend date.
           The Administrator, through the NSCC, makes available on each Business Day, immediately prior to the opening of business on NYSE Arca (currently 9:30 a.m. New York time), the list of the names and the required number of shares of each Deposit Security to be included in the current Fund Deposit (based on information at the end of the previous Business Day) as well as the Cash Component for each Fund. Such Fund Deposit is applicable, subject to any adjustments as described below, in order to effect creations of Creation Units of each Fund until such time as the next-announced Fund Deposit composition is made available.
           The identity and number of shares of the Deposit Securities required for a Fund Deposit for each Fund are determined daily and change as rebalancing adjustments and corporate action events are reflected from time to time by the Advisor with a view to the investment objective of the Fund. The composition of the Deposit Securities may also change in response to adjustments to the weighting or composition of the component securities of each Fund’s respective Underlying Index. In addition, the Trust reserves the right to permit or require the substitution of an amount of cash (i.e., a “cash in lieu” amount) to be added to the Cash Component to replace any Deposit Security which may, among other reasons, not be available in sufficient quantity for delivery, not be permitted to be re-registered in the name of the Trust as a result of an in-kind creation order pursuant to local law or market convention or which may not be eligible for transfer through the Clearing Process (described below), or which may not be eligible for trading by a Participating Party (defined below). In light of the foregoing, in order to seek to replicate the in-kind creation order process, the Trust expects to purchase the Deposit Securities represented by the cash in lieu amount in the secondary market (“Market Purchases”). In such cases where the Trust makes Market Purchases because a Deposit Security may not be permitted to be re-registered in the name of the Trust as a result of an in-kind creation order pursuant to local law or market convention, or for other reasons, the Authorized Participant will reimburse the Trust for, among other things, any difference between the market value at which such Deposit Securities were purchased by the Trust and the cash in lieu amount (which amount, at the Advisor’s discretion, may be capped), applicable registration fees and taxes. Brokerage commissions incurred in connection with the Trust’s acquisition of Deposit Securities by Market Purchases will be at the expense of each Fund and will affect the value of all Shares of the Fund; but the Advisor may adjust such Fund’s Transaction Fee to the extent the composition of the Deposit Securities changes or cash in lieu is added to the Cash Component to protect ongoing shareholders. The adjustments described above will reflect changes, known to the Advisor on the date of announcement to be in effect by the time of delivery of the Fund Deposit, in the composition of the Fund’s Underlying Index or resulting from stock splits and other corporate actions.
           In addition to the list of names and numbers of securities constituting the current Deposit Securities of a Fund Deposit, the Administrator, through the NSCC (as discussed below) also makes available (i) on each Business Day, the Dividend Equivalent Payment, if any, effective through and including the previous Business Day, per

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outstanding Shares of the Fund, and (ii) on a continuous basis throughout the day, the Indicative Per Share Portfolio Value.
Procedures for Creation of Creation Units
          To be eligible to place orders with the Distributor to create whole Creation Units of the Funds, an entity or person either must be (1) a “Participating Party,” i.e., a broker-dealer or other participant in the Clearing Process through the Continuous Net Settlement System of the NSCC; or (2) a DTC Participant (see “Book Entry Only System”); and, in either case, must have executed an agreement with the Trust and with the Distributor with respect to creations and redemptions of Creation Units outside the Clearing Process (as may be amended from time to time in accordance with its terms) (“Participant Agreement”) (discussed below) (“Authorized Participant”). All Creation Units of the Funds, however created, will be entered on the records of the Depository in the Nominee name for the account of a DTC Participant.
          All orders to create Creation Units must be placed in whole multiples of 50,000 Shares (i.e. a Creation Unit). All orders to create Creation Units, whether through the Clearing Process or outside the Clearing Process, must be received by the Distributor no later than the closing time of the regular trading session on NYSE Arca (“Closing Time”) (ordinarily 4:00 p.m. New York time) (3:00 p.m. for Custom Orders) in each case on the date such order is placed in order for creation of Creation Units to be effected based on the NAV of the Funds as determined on such date. The date on which a creation order (or order to redeem as discussed below) is placed is herein referred to as the “Transmittal Date.” Orders must be transmitted by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement, as described below (see “—Placement of Creation Orders Using Clearing Process”).  Severe economic or market disruptions or changes, or telephone or other communication failure, may impede the ability to reach the Distributor or an Authorized Participant.
          Creation Units may be created in advance of the receipt by the Trust of all or a portion of the Fund Deposit. In such cases, the Authorized Participant will remain liable for the full deposit of the missing portion(s) of the Fund Deposit and will be required to post collateral with the Trust consisting of cash at least equal to a percentage of the marked-to-market value of such missing portion(s) that is specified in the Participant Agreement.  The Participant Agreement for any Authorized Participant intending to follow such procedures will contain terms and conditions permitting the Trust to use such collateral to buy the missing portion(s) of the Fund Deposit at any time and will subject such Authorized Participant to liability for any shortfall between the cost to the Trust of purchasing such securities and the value of such collateral. The Trust will have no liability for any such shortfall. The Trust will return any unused portion of the collateral to the Authorized Participant once the entire Fund Deposit has been properly received by the Distributor and deposited into the Trust.
          Orders to create Creation Units of the Funds may be placed through the Clearing Process utilizing the procedures described below under the heading “—Placement of Creation Orders Using Clearing Process” or outside the Clearing Process utilizing the procedures described below under the heading “ —Placement of Creation Orders Outside Clearing Process”.
          Investors placing orders to create Creation Units of the Funds must place them with an Authorized Participant, in the form required by such Authorized Participant. Investors should be aware that their particular broker may not have executed a Participant Agreement, and that, therefore, orders to create Creation Units of the Funds may have to be placed by the investor’s broker through an Authorized Participant. At any given time there may be only a limited number of broker-dealers that are Authorized Participants. Those placing orders to create Creation Units of the Funds through the Clearing Process should afford sufficient time to permit proper submission of the order to the Distributor prior to the Closing Time on the Transmittal Date.
          Investors placing orders to create Creation Units of the Funds that are effected outside the Clearing Process are likely to require transmittal by the DTC Participant earlier on the Transmittal Date than orders effected using the Clearing Process. Those persons placing orders outside the Clearing Process should ascertain the deadlines applicable to DTC and the Federal Reserve Bank wire system by contacting the operations department of the broker or depository institution effectuating such transfer of Deposit Securities and Cash Component.
Placement of Creation Orders Using Clearing Process
          Fund Deposits created through the Clearing Process must be delivered through an Authorized Participant that is a Participating Party. The Participant Agreement for each Participating Party authorizes the Distributor to transmit to NSCC on behalf of the Participating Party such trade instructions as are necessary to effect the

27

Participating Party’s creation order. Pursuant to such trade instructions from the Distributor to NSCC, the Participating Party agrees to transfer the requisite Deposit Securities (or contracts to purchase such Deposit Securities that are expected to be delivered in a “regular way” manner by the third (3rd) NSCC Business Day) and the Cash Component to the Trust, together with such additional information as may be required by the Distributor. An order to create Creation Units of the Funds through the Clearing Process is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Distributor not later than the Closing Time on such Transmittal Date and (ii) all other procedures set forth in the Participant Agreement are properly followed.
Placement of Creation Orders Outside Clearing Process
          Fund Deposits created outside the Clearing Process must be delivered through an Authorized Participant that is a DTC Participant. A DTC Participant who wishes to place an order creating Creation Units of the Funds to be effected outside the Clearing Process need not be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that the creation of Creation Units will instead be effected through a transfer of Deposit Securities and cash. The Fund Deposit transfer must be ordered by the DTC Participant in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities through DTC to the account of the Trust by no later than 11:00 a.m. (New York time) of the next Business Day immediately following the Transmittal Date. All questions as to the number of Deposit Securities to be delivered, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities, will be determined by the Trust, whose determination shall be final and binding. The cash equal to the Cash Component must be transferred directly to the Distributor through the Federal Reserve wire system in a timely manner so as to be received by the Distributor no later than 2:00 p.m. (New York time) on the next Business Day immediately following the Transmittal Date. An order to create Creation Units of the Fund outside the Clearing Process is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Distributor not later than the Closing Time on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed. However, if the Distributor does not receive both the requisite Deposit Securities and the Cash Component in a timely fashion on the next Business Day immediately following the Transmittal Date, such order will be cancelled. Upon written notice to the Distributor, such cancelled order may be resubmitted the following Business Day using a Fund Deposit as newly constituted to reflect the current NAV of the Funds. The delivery of Creation Units so created will occur no later than the third (3rd) Business Day following the day on which the creation order is deemed received by the Distributor.
Acceptance of Creation Order
          The Trust reserves the absolute right to reject a creation order transmitted to it by the Distributor if, for any reason, (a) the order is not in proper form; (b) the creator or creators, upon obtaining the Shares ordered, would own 80% or more of the currently outstanding Shares of the Funds; (c) the Deposit Securities delivered are not as specified by the Administrator, as described above; (d) acceptance of the Deposit Securities would have certain adverse tax consequences to the Funds; (e) the acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (f) the acceptance of the Fund Deposit would otherwise, in the discretion of the Trust or the Advisor, have an adverse effect on the Trust or the rights of beneficial owners; or (g) in the event that circumstances outside the control of the Trust, the Distributor and the Advisor make it for all practical purposes impossible to process creation orders. Examples of such circumstances include acts of God or public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Advisor, the Distributor, DTC, NSCC or any other participant in the creation process, and similar extraordinary events. The Trust shall notify a prospective creator of its rejection of the order of such person. The Trust and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall either of them incur any liability for the failure to give any such notification.
          All questions as to the number of shares of each Deposit Security and the validity, form, eligibility and acceptance for deposit of any Deposit Securities to be delivered shall be determined by the Trust, and the Trust’s determination shall be final and binding.
Creation Transaction Fee
          A fixed creation Transaction Fee of $1,000 payable to the Custodian is imposed on each purchaser of Creation Units using the Clearing Process. The creation Transaction Fee is the same regardless of the number of Creation Units purchased by an Authorized Participant on the same day. In addition, a variable charge for cash

28

creations or for creations outside the Clearing Process currently of up to four times the basic creation Transaction Fee will be imposed. Where the Trust permits a creator to substitute cash in lieu of depositing a portion of the Deposit Securities, the creator will be assessed the additional variable Transaction Fee for cash creations on the “cash in lieu” portion of its investment. Creators of Creation Units are responsible for the costs of transferring the securities constituting the Deposit Securities to the account of the Trust.
Redemption of Creation Units
          Shares may be redeemed only in whole Creation Units at their NAV next determined after receipt of a redemption request in proper form by the Distributor, only on a Business Day and only through an Authorized Participant. The Trust will not redeem Shares in amounts less than whole Creation Units. Beneficial Owners also may sell Shares in the secondary market, but must accumulate enough Shares to constitute a whole Creation Unit in order to have such Shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a whole Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of Shares to constitute a redeemable Creation Unit. See “ISE Homebuilders Index Fund — Principal Risks of Investing in the Fund,” “ISE SINdex Fund — Principal Risks of Investing in the Fund,” “ISE-CCM Homeland Security Index Fund — Principal Risks of Investing in the Fund” and “ISE-Revere Wal-Mart Supplier Index Fund — Principal Risks of Investing in the Fund” in the Prospectus.
          The Administrator, through NSCC, makes available immediately prior to the opening of business on the NYSE (currently 9:30 a.m., Eastern time) on each day that NYSE Arca is open for business, the Portfolio Securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day. Unless cash redemptions are available or specified for the Funds, the redemption proceeds for a Creation Unit generally consist of Portfolio Securities as announced by the Administrator on the Business Day of the request for redemption, plus cash in an amount equal to the difference between the NAV of the Shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities, less the redemption Transaction Fee described below. The redemption Transaction Fee of $1,000 is deducted from such redemption proceeds. Should the Portfolio Securities have a value greater than the NAV of the Shares being redeemed, a compensating cash payment to the Trust equal to the differential plus the applicable redemption Transaction Fee will be required to be arranged for by or on behalf of the redeeming shareholder.
          The basic redemption Transaction Fees are the same no matter how many Creation Units are being redeemed pursuant to any one redemption request. The Funds may adjust these Transaction Fees from time to time based upon actual experience. An additional charge up to four times the redemption Transaction Fee may be charged with respect to redemptions outside of the Clearing Process. An additional variable charge for cash redemptions or partial cash redemptions (when cash redemptions are available) may also be imposed. Investors who use the services of a broker or other such intermediary may be charged a fee for such services.
Placement of Redemption Orders Using Clearing Process
          Orders to redeem Creation Units of the Funds through the Clearing Process must be delivered through an Authorized Participant that is a Participating Party. An order to redeem Creation Units of the Funds using the Clearing Process is deemed received on the Transmittal Date if (i) such order is received by the Distributor not later than 4:00 p.m., Eastern time, (3:00 p.m. for Custom Orders) on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed; such order will be effected based on the NAV of the Fund as next determined. An order to redeem Creation Units of the Funds using the Clearing Process made in proper form but received by the Fund after 4:00 p.m., Eastern time, will be deemed received on the next Business Day immediately following the Transmittal Date. The requisite Portfolio Securities (or contracts to purchase such Portfolio Securities which are expected to be delivered in a “regular way” manner) will be transferred by the third (3rd) NSCC Business Day following the date on which such request for redemption is deemed received, and the applicable cash payment.
Placement of Redemption Orders Outside Clearing Process
          Orders to redeem Creation Units of the Funds outside the Clearing Process must be delivered through an Authorized Participant that is a DTC Participant. A DTC Participant who wishes to place an order for redemption of Creation Units of the Funds to be effected outside the Clearing Process need not be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that redemption of Creation Units of the Funds will instead be effected through transfer of Creation Units of the Funds directly through DTC. An order to

29

redeem Creation Units of the Funds outside the Clearing Process is deemed received by the Administrator on the Transmittal Date if (i) such order is received by the Administrator not later than 4:00 p.m., Eastern time, (3:00 p.m. for Custom Orders) on such Transmittal Date; (ii) such order is preceded or accompanied by the requisite number of Shares of Creation Units specified in such order, which delivery must be made through DTC to the Administrator no later than 11:00 a.m. on such Transmittal Date (the “DTC Cut-Off-Time”); and (iii) all other procedures set forth in the Participant Agreement are properly followed.
          After the Administrator has deemed an order for redemption outside the Clearing Process received, the Administrator will initiate procedures to transfer the requisite Portfolio Securities(or contracts to purchase such Fund Securities) which are expected to be delivered within three Business Days and the cash redemption payment to the redeeming Beneficial Owner by the third Business Day following the Transmittal Date on which such redemption order is deemed received by the Administrator. An additional variable redemption Transaction Fee of up to four times the basic redemption Transaction Fee is applicable to redemptions outside the Clearing Process.
DETERMINATION OF NET ASSET VALUE
          The following information supplements and should be read in conjunction with the section in the Funds’ Prospectus entitled “Shareholder Information — Determination of Net Asset Value.”
          The NAV per Share for each Fund is computed by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of Shares outstanding, rounded to the nearest cent. Expenses and fees, including the management fee, are accrued daily and taken into account for purposes of determining NAV. The NAV of each Fund is determined as of the close of the regular trading session on NYSE (ordinarily 4:00 p.m., Eastern time) on each day that such exchange is open. Any assets or liabilities denominated in currencies other than the U.S. dollar are converted into U.S. dollars at the current market rates on the date of valuation as quoted by one or more sources.
          In computing each Fund’s NAV, the Fund’s Portfolio Securities are valued based on market quotations. When market quotations are not readily available for a Portfolio Security a Fund must use such security’s fair value as determined in good faith in accordance with the Fund’s Fair Value Pricing Procedures which are approved by the Board of Trustees.
          The value of each Fund’s Portfolio Securities is based on such securities’ closing price on local markets when available. If a Portfolio Security’s market price is not readily available or does not otherwise accurately reflect the fair value of such security, the Portfolio Security will be valued by another method that the Advisor believes will better reflect fair value in accordance with the Trust’s valuation policies and procedures approved by the Board of Trustees. Each Fund may use fair value pricing in a variety of circumstances, including but not limited to, situations when the value of a Fund’s Portfolio Security has been materially affected by events occurring after the close of the market on which such security is principally traded (such as a corporate action or other news that may materially affect the price of such security) or trading in such security has been suspended or halted. In addition, each Fund may fair value foreign equity Portfolio Securities each day the Fund calculates its NAV. Accordingly, a Fund’s NAV may reflect certain Portfolio Securities’ fair values rather than their market prices. Fair value pricing involves subjective judgments and it is possible that a fair value determination for a Portfolio Security is materially different than the value that could be realized upon the sale of such security. In addition, fair value pricing could result in a difference between the prices used to calculate a Fund’s NAV and the prices used by the Fund’s Underlying Index. This may adversely affect a Fund’s ability to track its Underlying Index. With respect to securities that are primarily listed on foreign exchanges, the value of a Fund’s Portfolio Securities may change on days when you will not be able to purchase or sell your Shares.
DIVIDENDS AND DISTRIBUTIONS
          The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Shareholder Information — Distributions.”
General Policies
          Dividends from net investment income are declared and paid at least annually by each Fund. Distributions of net realized capital gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for each Fund to improve its Underlying Index tracking or to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of the 1940 Act. In addition, the

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Trust may distribute at least annually amounts representing the full dividend yield on the underlying Portfolio Securities of the Funds, net of expenses of the Funds, as if each Fund owned such underlying Portfolio Securities for the entire dividend period in which case some portion of each distribution may result in a return of capital for tax purposes for certain shareholders.
     Dividends and other distributions on Shares are distributed, as described below, on a pro rata basis to Beneficial Owners of such Shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from the Trust. The Trust makes additional distributions to the minimum extent necessary (i) to distribute the entire annual taxable income of the Trust, plus any net capital gains and (ii) to avoid imposition of the excise tax imposed by Section 4982 of the Code. Management of the Trust reserves the right to declare special dividends if, in its reasonable discretion, such action is necessary or advisable to preserve the status of each Fund as a regulated investment company (“RIC”) or to avoid imposition of income or excise taxes on undistributed income.
DIVIDEND REINVESTMENT SERVICE
     No reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by Beneficial Owners of the Funds through DTC Participants for reinvestment of their dividend distributions. If this service is used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole Shares of the Funds. Beneficial Owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require Beneficial Owners to adhere to specific procedures and timetables.
CONTROL PERSONS
     As of the date of this SAI, the Advisor is the record owner of 100% of the FocusShares ISE SINdex Fund through the ownership of 2,223 shares. Messrs. Voskian and Liik are the owners, principals and founders of the Advisor and are considered beneficial owners of the shares held by the Advisor, and their and the Advisor’s address is 210 Summit Avenue, Suite C-11, Montvale, New Jersey 07645. No other persons were record owners (or to the knowledge of the Trust, beneficial owners) of 5% or more of the shares of any Fund. Persons owning of record or beneficially 25% or more of the outstanding share class of any Fund may be deemed to be a controlling person of the Fund for purposes of the 1940 Act.
          Other than Messrs. Voskian and Liik, the Trustees and Officers of the Trust collectively owned none of the outstanding shares of the Funds on the date of this SAI.
FEDERAL INCOME TAXES
          The following information also supplements and should be read in conjunction with the section in the Prospectus entitled “Shareholder Information — Federal Income Taxes.”
          The following is a summary of the material U.S. federal income tax considerations applicable to an investment in Fund shares. The summary is based on the laws in effect on the date of this SAI and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect. In addition, this summary assumes that a Fund shareholder holds Fund shares as capital assets within the meaning of the Code, and does not hold Fund shares in connection with a trade or business. This summary does not address all potential U.S. federal income tax considerations possibly applicable to an investment in Fund shares, to Fund shareholders holding Fund shares through a partnership (or other pass-through entity) or to Fund shareholders subject to special tax rules. Prospective Fund shareholders are urged to consult their own tax advisers with respect to the specific federal, state, local and foreign tax consequences of investing in Fund shares.
Tax Treatment of a Fund
          In General. Each Fund intends to qualify and elect to be treated as a separate regulated investment company (a “RIC”) under the Code. To qualify and maintain its tax status as a RIC, each Fund must meet annually certain income and asset diversification requirements and must distribute annually at least ninety percent of its “investment company taxable income” (which includes dividends, interest and net short-term capital gains). As a RIC, a Fund generally will not have to pay corporate-level federal income taxes on any ordinary income or capital gains that it distributes to its shareholders.

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          With respect to some or all of its investments, a Fund may be required to recognize taxable income in advance of receiving the related cash payment. For example, if a Fund invests in original issue discount obligations (such as zero coupon debt instruments or debt instruments with payment-in-kind interest), the Fund will be required to include as interest income a portion of the original issue discount that accrues over the term of the obligation, even if the related cash payment is not received by the Fund until a later year. As a result, the Fund may be required to make an annual income distribution greater than the total cash actually received during the year. Such distribution may be made from the cash assets of the Fund or by selling Portfolio Securities. The Fund may realize gains or losses from such sales, in which event the Fund’s shareholders may receive a larger capital gain distribution than they would in the absence of such transactions.
          A Fund will be subject to a four percent excise tax on certain undistributed income if the Fund does not distribute to its shareholders in each calendar year at least 98% of its ordinary income for the calendar year plus 98% of its capital gain net income for the twelve months ended October 31 of such year. Each Fund intends to make distributions necessary to avoid the 4% excise tax.
          Failure to Maintain RIC Status. If a Fund fails to qualify as a RIC for any year, the Fund will be subject to regular corporate-level income tax in that year on all of its taxable income, regardless of whether the Fund makes any distributions to its shareholders. In addition, distributions will be taxable to a Fund’s shareholders generally as ordinary dividends to the extent of the Fund’s current and accumulated earnings and profits. Distributions from a disqualified Fund’s earnings and profits will be taxable to the Fund’s shareholders as regular dividends, possibly eligible for (i) in the case of an Fund individual shareholder, treatment as a qualifying dividend (as discussed below) subject to tax at preferential capital gains rates or (ii) in the case of a corporate Fund shareholder, a dividends-received deduction.
          PFIC Investments.  The Fund may purchase shares in a foreign corporation treated as a “passive foreign investment company” (a “PFIC”) for federal income tax purposes. As a result, the Fund may be subject to increased federal income tax (plus charges in the nature of interest on previously-deferred income taxes on the PFIC’s income) on “excess distributions” made on or gain from a sale (or other disposition) of the PFIC shares even if the Fund distributes the excess distributions to its shareholders.
          In lieu of the increased income tax and deferred tax interest charges on excess distributions on and dispositions of a PFIC’s shares, the Fund can elect to treat the underlying PFIC as a “qualified electing fund,” provided that the PFIC agrees to provide the Fund with adequate information regarding its annual results and other aspects of its operations. With a “qualified electing fund” election in place, the Fund must include in its income each year its share (whether distributed or not) of the ordinary earnings and net capital gain of a PFIC.
          In the alternative, the Fund can elect, under certain conditions, to mark-to-market at the end of each taxable year its PFIC shares. The Fund would recognize as ordinary income any increase in the value of the PFIC shares and as an ordinary loss (up to any prior income resulting from the mark-to-market election) any decrease in the value of the PFIC shares.
          With a “mark-to-market” or “qualified election fund” election in place on a PFIC, the Fund might be required to recognize in a year income in excess of its actual distributions on and proceeds from dispositions of the PFIC’s shares. Any such income would be subject to the RIC distribution requirements and would be taken into account for purposes of the 4% excise tax (described above).
          Futures Contracts. A Fund may be required to mark-to-market and recognize as income for each taxable year its net unrealized gains and losses on certain futures contracts. In addition, a Fund may be required to defer the recognition of losses on futures contracts to the extent of any unrecognized gains on related positions held by the Fund. Any income from futures contracts would be subject to the RIC distribution requirements and would be taken into account for purposes of the 4% excise tax (described above).
          Foreign Currency Transactions. Gains or losses attributable to fluctuations in exchange rates between the time a Fund accrues income, expenses or other items denominated in a foreign currency and the time the Fund actually collects or pays such items are generally treated as ordinary income or loss. Similarly, gains or losses on foreign currency forward contracts and the disposition of debt securities denominated in a foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.
          Special or Uncertain Tax Consequences. A Fund’s investment or other activities could be subject to special and complex tax rules that may produce differing tax consequences, such as disallowing or limiting the use of losses or deductions, causing the recognition of income or gain without a corresponding receipt of cash, affecting the time

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as to when a purchase or sale of stock or securities is deemed to occur or altering the characterization of certain complex financial transactions. Each Fund will monitor its investment activities for any adverse effects that may result from these special tax rules.
          In addition, a Fund may engage in investment or other activities the treatment of which may not be clear or may be subject to recharacterization by the IRS. If a final determination on the tax treatment of a Fund’s investment or other activities differs from the Fund’s original expectations, the final determination could adversely affect the timing or character of income recognized by the Fund, requiring the Fund to purchase or sell assets, alter its portfolio or take other action in order to comply with the final determination.
Tax Treatment of Fund Shareholders
          Fund Distributions. In general, Fund distributions are subject to federal income tax when paid, regardless of whether they consist of cash or property or are re-invested in Fund shares. However, any Fund distribution declared in October, November or December of any calendar year and payable to shareholders of record on a specified date during such month will be deemed to have been received by each Fund shareholder on December 31 of such calendar year, provided such dividend is actually paid during January of the following calendar year.
          Distributions of a Fund’s net investment income (other than, as discussed below, qualifying dividend income) and net short-term capital gains are taxable as ordinary income to the extent of the Fund’s current or accumulated earnings and profits. Distributions of a Fund’s net long-term capital gains in excess of net short-term capital losses are taxable as long-term capital gain to the extent of the Fund’s current or accumulated earnings and profits, regardless of a Fund shareholder’s holding period in the Fund’s shares. Distributions of qualifying dividend income are taxable as long-term capital gain to the extent of the Fund’s current or accumulated earnings and profits, provided that the Fund shareholder meets certain holding period and other requirements with respect to the distributing Fund’s shares and the distributing Fund meets certain holding period and other requirements with respect to its dividend-paying stocks.
          Each Fund intends to distribute its long-term capital gains at least annually. However, by providing written notice to its shareholders no later than 60 days after its year-end, a Fund may elect to retain some or all of its long-term capital gains and designate the retained amount as a “deemed distribution.” In that event, the Fund pays income tax on the retained long-tem capital gain, and each Fund shareholder recognizes a proportionate share of the Fund’s undistributed long-term capital gain. In addition, each Fund shareholder can claim a refundable tax credit for the shareholder’s proportionate share of the Fund’s income taxes paid on the undistributed long-term capital gain and increase the tax basis of the Fund shares by an amount equal to 65% of the Fund shareholder’s proportionate share of the Fund’s undistributed long-term capital gains.
          Long-term capital gains of non-corporate Fund shareholders (i.e., individuals, trusts and estates) are taxed at a maximum rate of 15% for taxable years beginning on or before December 31, 2010. In addition, for those taxable years, Fund distributions of qualifying dividend income to non-corporate Fund shareholders qualify for taxation at long-term capital gain rates. Under current law, the taxation of qualifying dividend income at long-term capital gain rates will no longer apply for taxable years beginning after December 31, 2010.
          Investors considering buying Fund shares just prior to a distribution should be aware that, although the price of the Fund shares purchased at such time may reflect the forthcoming distribution, such distribution nevertheless may be taxable (as opposed to a non-taxable return of capital).
          REIT/REMIC Investments. A Fund may invest in REITs owning residual interests in real estate mortgage investment conduits (“REMICs”). Income from a REIT to the extent attributable to a REMIC residual interest (known as “excess inclusion” income) is allocated to a Fund’s shareholders in proportion to the dividends received from the Fund, producing the same income tax consequences as if the Fund shareholders directly received the excess inclusion income. In general, excess inclusion income (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) constitutes “unrelated business taxable income” to certain entities (such as a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity), and (iii) in the case of a foreign shareholder, does not qualify for any withholding tax reduction or exemption. In addition, if at any time during any taxable year certain types of entities own Fund shares, the Fund will be subject to a tax equal to the product of (i) the excess inclusion income allocable to such entities and (ii) the highest U.S. federal income tax rate imposed on corporations. A Fund is also subject to information reporting with respect to any excess inclusion income.
          Sales of Fund Shares. Any capital gain or loss realized upon a sale of Fund shares is treated generally as a long-term gain or loss if the Fund shares have been held for more than one year. Any capital gain or loss realized

33

upon a sale of Fund shares held for one year or less is generally treated as a short-term gain or loss, except that any capital loss on the sale of Fund shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such Fund shares.
          Creation Unit Issues and Redemptions. On an issue of Fund shares as part of a Creation Unit, an Authorized Participant recognizes capital gain or loss equal to the difference between (i) the fair market value (at issue) of the issued Fund Shares (plus any cash received by the authorized participant as part of the issue) and (ii) the Authorized Participant’s aggregate basis in the exchanged securities (plus any cash paid by the authorized participant as part of the issue). On a redemption of Fund Shares as part of a Creation Unit, an Authorized Participant recognizes capital gain or loss equal to the difference between (i) the fair market value (at redemption) of the securities received (plus any cash received by the Authorized Participant as part of the redemption) and (ii) the Authorized Participant’s basis in the redeemed Fund Shares (plus any cash paid by the Authorized Participant as part of the redemption). However, the IRS may assert, under the “wash sale” rules or on the basis that there has been no significant change in the Authorized Participant’s economic position, that any loss on an issue or redemption of Creation Units cannot be deducted currently.
          In general, any capital gain or loss recognized upon the issue or redemption of Fund Shares (as components of a Creation Unit) is treated either as long-term capital gain or loss, if the deposited securities (in the case of an issue) or the Fund shares (in the case of a redemption) have been held for more than one year, or otherwise as short-term capital gain or loss. However, any capital loss on a redemption of Fund Shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such Fund Shares.
          Back-Up Withholding. A Fund may be required to report certain information on a Fund shareholder to the IRS and withhold federal income tax (“backup withholding”) at a 28% rate from all taxable distributions and redemption proceeds payable to the Fund shareholder if the Fund shareholder fails to provide the Fund with a correct taxpayer identification number (or, in the case of a U.S. individual, a social security number) or a completed exemption certificate (e.g., an IRS Form W-8BEN in the case of a foreign Fund shareholder) or if the IRS notifies the Fund that the Fund shareholder is otherwise subject to backup withholding. Backup withholding is not an additional tax and any amount withheld may be credited against a Fund shareholder’s federal income tax liability.
          Tax Shelter Reporting Regulations. If a Fund shareholder recognizes a loss with respect to Fund Shares of $2 million or more (for an individual Fund shareholder) or $10 million or more (or a greater loss over a combination of years) for a corporate stockholder in any single taxable year, the Fund shareholder must file a disclosure statement with the IRS. Significant penalties may be imposed upon the failure to comply with these reporting rules.
Special Issues for Foreign Shareholders
          In general. If a Fund shareholder is not a U.S. citizen or resident or if a Fund shareholder is a foreign entity, the Fund’s ordinary income dividends (including distributions of net short-term capital gains and other amounts that would not be subject to U.S. withholding tax if paid directly to foreign Fund shareholders) will be subject, in general, to withholding tax at a rate of 30% (or at a lower rate established under an applicable tax treaty). However, for Fund tax years beginning on or before December 31, 2007, interest-related dividends and short-term capital gain dividends generally will not be subject to withholding tax; provided that the foreign Fund shareholder furnishes the Fund with a completed IRS Form W-8BEN (or acceptable substitute documentation) establishing the Fund shareholder’s status as foreign and that the Fund does not have actual knowledge or reason to know that the foreign Fund shareholder would be subject to withholding tax if the foreign Fund shareholder were to receive the related amounts directly rather than as dividends from the Fund.
          Gain on a sale of Fund Shares or an exchange of such stockholder’s shares of the Fund will be exempt from federal income tax (including withholding at the source) unless (i) in the case of an individual foreign Fund shareholder, the Fund shareholder is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements, or (ii) at any time during the shorter of the period during which the foreign Fund shareholder held such Shares of the Fund and the five-year period ending on the date of the disposition of those shares, the Fund was a “U.S. real property holding corporation” (as defined below) and the foreign Fund shareholder actually or constructively held more than 5% of the Fund Shares of the same class. In the case of a disposition described in clause (ii) of the preceding sentence, the gain would be taxed in the same manner as for a domestic Fund shareholder and collected through withholding at the source in an amount equal to 10% of the sales proceeds.
          To claim a credit or refund for any Fund-level taxes on any undistributed long-term capital gains (as discussed above) or any taxes collected through withholding, a foreign Fund shareholder must obtain a U.S.

34

taxpayer identification number and file a federal income tax return even if the foreign Fund shareholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. income tax return.
          Investments in U.S. Real Property. In general, if a Fund is a “U.S. real property holding corporation,” distributions by the Fund attributable to gains from “U.S. real property interests” (including gain on the sale of shares in certain “non-domestically controlled” REITs and certain capital gain dividends from REITs) will be treated as income effectively connected to a trade or business within the United States, subject generally to tax at the same rates applicable to domestic Fund shareholders and, in the case of the foreign corporate Fund shareholder, a “branch profits” tax at a rate of 30% (or other applicable lower rate). Such distributions will be subject to U.S. withholding tax and will generally give rise to an obligation on the part of the foreign stockholder to file a U.S. federal income tax return.
          Unless treated as a “domestically-controlled” RIC, a Fund will be a “U.S. real property holding corporation” if the fair market value of its U.S. real property interests (which includes shares of U.S. real property holding corporations and certain participating debt securities) equals or exceeds 50% of the fair market value of such interests plus its interests in real property located outside the United States plus any other assets used or held for use in a business. A “domestically controlled” RIC is any RIC in which at all times during the relevant testing period 50% or more in value of the RIC’s stock was owned by U.S. persons. This provision relating to domestically controlled regulated investment companies generally will not apply after December 31, 2007.
          Even if a Fund is treated as a U.S. real property holding company, distributions on and sales of the Fund Shares will not be treated as income effectively connected with a U.S. trade or business in the case of a foreign Fund shareholder owning 5% or less (by class) of the Fund shares. In general, these provisions generally will not apply after December 31, 2007, provided, however, that such provisions will continue to apply thereafter in respect of distributions by a regulated investment company that is a U.S. real property holding corporation or would be so treated for this purpose to the extent such distributions are attributable to certain capital gain dividends from REITs. Investors are advised to consult their own tax advisers with respect to the application to their own circumstances of the above-described rules.
          Under recently enacted legislation, foreign stockholders that engage in certain “wash sale” and/or substitute dividend payment transactions the effect of which is to avoid the receipt of distributions from the Fund that would be treated as gain effectively connected with a United States trade or business will be treated as having received such distributions. All shareholders of the Fund should consult their tax advisers regarding the application of this recently enacted legislation.
CAPITAL STOCK AND SHAREHOLDER REPORTS
          The Trust currently is comprised of four investment funds. The Trust issues Shares of beneficial interest with no par value. The Board may designate additional funds of the Trust.
          Each Share issued by the Trust has a pro rata interest in the assets of the corresponding Fund. Shares have no pre-emptive, exchange, subscription or conversion rights and are freely transferable. Each Share is entitled to participate equally in dividends and distributions declared by the Board with respect to the relevant Fund, and in the net distributable assets of such Fund on liquidation.
          Each Share has one vote with respect to matters upon which a shareholder vote is required consistent with the requirements of the 1940 Act and the rules promulgated thereunder. Shares of all Funds vote together as a single class except that if the matter being voted on affects only a particular Fund it will be voted on only by that Fund, and if a matter affects a particular Fund differently from other Funds, that Fund will vote separately on such matter. Under Delaware law, the Trust is not required to hold an annual meeting of shareholders unless required to do so under the 1940 Act. The policy of the Trust is not to hold an annual meeting of shareholders unless required to do so under the 1940 Act. All Shares of the Trust have noncumulative voting rights for the election of Trustees. Under Delaware law, Trustees of the Trust may be removed by vote of the shareholders.
          Under Delaware law, shareholders of a statutory trust may have similar limitation liabilities as shareholders of a corporation.
          The Trust will issue through DTC Participants to its shareholders semi-annual reports containing unaudited financial statements and annual reports containing financial statements audited by independent auditor approved by the Trust’s Trustees and by the shareholders when meetings are held and such other information as may be required by applicable laws, rules and regulations. Beneficial Owners also receive annually notification as to the tax status of the Trust’s distributions.

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          Shareholder inquiries may be made by writing to the Trust, c/o FocusShares, LLC, 210 Summit Avenue Suite C-11, Montvale, NJ 07645.
COUNSEL AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
          Katten Muchin Rosenman LLP is counsel to the Trust and have passed upon the validity of each Fund’s Shares.
          Grant Thornton LLP serves as the Trust’s independent registered public accounting firm.

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FINANCIAL STATEMENTS
FocusShares ISE SINdex Fund
(f/k/a MyShares ISE SINdex Fund)
(a portfolio of FocusShares Trust (f/k/a MyShares Trust))
STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 26, 2007

ASSETS:

Cash	$100,035

TOTAL ASSETS	$100,035

Net assets	$100,035

Components of Net Assets:
Paid-in Capital	$100,035

Shares of beneficial interest outstanding (unlimited amount authorized, no par value)	2,223

Net asset value per share	$45.00

See accompanying notes to financial statements.

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FocusShares ISE SINdex Fund
(f/k/a MyShares ISE SINdex Fund)
(a portfolio of FocusShares Trust (f/k/a MyShares Trust))
NOTES TO FINANCIAL STATEMENTS
1. Organization
FocusShares Trust (f/k/a MyShares Trust, the “Trust”), a Delaware statutory trust, was formed on July 10, 2007. The Trust currently consists of the following four investment portfolios: the FocusShares ISE Homebuilders Index Fund, FocusShares ISE SINdex Fund (f/k/a MyShares ISE SINdex Fund), FocusShares ISE-CCM Homeland Security Index Fund, FocusShares ISE-REVERE Wal-Mart Supplier Index Fund. The Trust has had no operations to date other than matters relating to the Funds’ registration as diversified, open-end management investment companies under the Investment Company Act of 1940 (the “1940 Act”), as amended, and the sale and issuance to FocusShares LLC, of 2,223 shares of beneficial interest at an aggregate purchase price of $100,035 in the FocusShares ISE SINdex Fund (the “Fund”). The Fund’s investment objective is to provide investment results that correspond, before fees and expenses, generally to the price and yield performance of the International Securities Exchange SINdex (“ISE SINdex” or the “Index”).
2. Summary of Significant Accounting Policies
Use of Estimates:
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts and disclosures in these financial statements. Actual results could differ from those estimates.
Federal Income Tax:
The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute substantially all of its net investment income and capital gains to its shareholders. Therefore, no federal income tax provision is required.
3. Agreements
Management Agreement:
Under the terms of a Management Agreement, FocusShares, LLC (the “Advisor”) serves as the Advisor to the Funds and, subject to the supervision of the Board of Trustees, will be responsible for the day-to-day investment management of the Funds. Upon commencement of operations of the Fund, the Advisor’s management fees of 0.65% of average daily net assets are accrued daily and paid monthly by the Fund.
Sub-Advisory Agreement:
Northern Trust Investment, N.A., pursuant to the terms of a Sub-Advisory Agreement with respect to each of the Funds, acts as Sub-Advisor to manage the assets of each Fund according to its investment objective. Pursuant to the Sub-Advisory Agreement, the Sub-Advisor is paid for its services directly by the Advisor.
Expense Limitation Agreement:
The Advisor has agreed, pursuant to an Expense Limitation Agreement with the Trust, to waive or reduce its fees and to assume other expenses of the Funds, if necessary, to prevent the total annual operating expenses (exclusive of brokerage costs, interest, taxes, dividends, litigation, indemnification, and extraordinary expenses as determined under generally accepted accounting principles) and organizational costs of each Fund from exceeding 0.60% of the Fund’s average daily net assets until January 31, 2009.
The Advisor currently expects that the Expense Limitation Agreement will continue from year-to-year provided such continuance is approved by the Board. The Trust may terminate the Expense Limitation Agreement at any time. The Advisor may also terminate the Expense Limitation Agreement at the end of the then-current term upon prior written notice to the Trust as set forth in the Expense Limitation Agreement.

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FocusShares ISE SINdex Fund
(f/k/a MyShares ISE SINdex Fund)
(a portfolio of FocusShares Trust (f/k/a MyShares Trust))
NOTES TO FINANCIAL STATEMENTS
Administrator, Custodian, and Transfer, Index Receipt and Dividend Disbursing Agent:
J.P. Morgan Investor Services Co. will serve as the Fund’s Administrator.
JPMorgan Chase Bank, N.A., will serve as the Fund’s custodian, transfer agent, index receipt agent and dividend disbursing agent.
4. Capital
The Trust issues and redeems Shares at NAV only in blocks of 50,000 Shares or whole multiples thereof. As a practical matter, only certain persons or entities known as “Authorized Participants” may purchase or redeem these Creation Units. A standard creation “Transaction Fee” of $1,000 is charged to each purchaser of Creation Units. The creation Transaction Fee is the same regardless of the number of Creation Units purchased by an Authorized Participant on the same day. An Authorized Participant who holds Creation Units and wishes to redeem at NAV would also pay a standard redemption Transaction Fee of $1,000 on the date of such redemption(s), regardless of the number of Creation Units redeemed that day.
It is anticipated that the individual Shares of each of the Funds will be listed on NYSE Arca. Most investors will buy and sell individual Shares of the Funds in the secondary market through brokers. Individual Shares of the Funds trade on national securities exchanges and elsewhere during the trading day and can be bought and sold throughout the trading day like other shares of publicly-traded securities. If you buy or sell Shares in the secondary market, you will incur customary brokerage commissions and charges and may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction. It is anticipated that the individual Shares of the Funds will trade in the secondary market at prices that may differ to varying degrees from the closing NAVs of the Shares. Given, however, that Shares can be created and redeemed daily in whole Creation Units, the Advisor believes that large discounts and premiums to NAV should not be sustained for very long.
5. Related Parties
At October 26, 2007, certain officers of the Trust were also employees of the Advisor.
6. Cash
Cash at October 26, 2007, is on deposit at JPMorgan Chase Bank, N.A. in a non-interest bearing account.
7. Subsequent Event
On November 16, 2007, the Board of Trustees approved changing the name of the Trust from MyShares Trust to FocusShares Trust and the names of the Trust’s funds from MyShares ISE Homebuilders Index Fund, MyShares ISE SINdex Fund, MyShares ISE-CCM Homeland Security Index Fund, and MyShares ISE-REVERE Wal-Mart Supplier Index Fund to FocusShares ISE Homebuilders Index Fund, FocusShares ISE SINdex Fund, FocusShares ISE-CCM Homeland Security Index Fund, and FocusShares ISE-REVERE Wal-Mart Supplier Index Fund, respectively.

39

Appendix A
FocusShares Trust
Proxy Voting
Policies and Procedures
As of September 12, 2007
These policies and procedures (and the guidelines that follow) apply to the voting of proxies by FocusShares Trust with respect to all Portfolio Securities held by each of its Funds.
SECTION 1. PROXY VOTING GUIDELINES
The fundamental precept followed by FocusShares Trust in voting proxies is to ensure that the manner in which shares are voted is in the best interest of Beneficial Owners and the value of the investment. As used in these policies and procedures the term “Beneficial Owners” and all other defined terms used herein shall have the meanings ascribed to it in the current prospectus for the Funds.
Absent special circumstances of the types described in these policies and procedures, FocusShares Trust will generally exercise its proxy voting discretion in accordance with the guidelines set forth below. In situations where the application of FocusShares Trust’s guidelines would be inappropriate for particular proxy issues of non-U.S. companies due to local market standards, customs and best practices, FocusShares Trust will instruct its Proxy Voting Service (defined below in Section 3) to provide a vote recommendation based on the Proxy Voting Service’s relevant global guidelines. Examples of such issues include “poison pill” defenses, which are allowed to be approved by a company’s board of directors without shareholder approval in a number of countries, and definitions of director independence, which vary significantly from country to country.
The foregoing domestic and global proxy voting guidelines are collectively referred to in these policies and procedures as the “Proxy Guidelines”.
SECTION 2. PROXY COMMITTEE
FocusShares Trust’s Proxy Committee has responsibility for the content, interpretation and application of the Proxy Guidelines. Membership of the Proxy Committee consists of a group of FocusShares Trust investment and compliance personnel. Meetings of the Proxy Committee may be called by the Chairperson or, in his or her absence, by any two committee members. Meetings may be conducted in person or telephonically. Except as otherwise provided in Section 5, a majority of committee members present (in person or by proxy) will constitute a quorum for the transacting of business at any meeting. The approval of proxy votes or changes to these policies and procedures or the Proxy Guidelines may be made by majority vote of those present (in person or by proxy) at a meeting called for that purpose.
SECTION 3. PROXY VOTING SERVICE
FocusShares Trust on behalf of the Funds, has delegated to an independent third party proxy voting service (“Proxy Voting Service”), the responsibility to review proxy proposals and to make voting recommendations to the Proxy Committee in a manner consistent with the Proxy Guidelines. In the event that the Proxy Voting Service does not or will not provide recommendations with respect to proxy proposals for securities over which FocusShares Trust or its affiliates have voting discretion, the Proxy Committee shall request the relevant proxy analyst at the Sub-Advisor responsible for the issuer or its business sector to review the proxy proposal and make a voting recommendation to the Proxy Committee consistent with the Proxy Guidelines.
SECTION 4. APPLICATION OF PROXY GUIDELINES
It is intended that the Proxy Guidelines will be applied with a measure of flexibility. Accordingly, except as otherwise provided in these policies and procedures, the Proxy Committee may vote proxies contrary to the recommendations of the Proxy Voting Service, or, in the circumstances described in Section 3 above, a Sub-Advisor proxy analyst, if it determines such action to be in the best interests of FocusShares Trust Beneficial Owners. In the exercise of such discretion the Proxy Committee may take into account a wide array of factors relating to the matter under consideration, the nature of the proposal, and the company involved. As a result, a proxy may be voted in one manner in the case of one company and in a different manner in the case of another where, for example, the past history of the company, the character and integrity of its management, the role of outside directors, and the company’s record of producing performance for investors justifies a high degree of confidence in the company and the effect of the proposal on the value of the investment. Similarly, poor past performance, uncertainties about management and future directions, and other factors may lead to a conclusion that particular proposals present unacceptable investment risks and should not be supported. In addition, the proposals should be evaluated in context. For example, a particular proposal may be acceptable standing alone, but objectionable when part of an existing or proposed package, such as where the effect may be to entrench management. Special circumstances may also justify casting different votes for different Beneficial Owners with respect to the same proxy vote.
The Proxy Committee will document the rationale for any proxy voted contrary to the recommendation of the Proxy Voting Service or, in the circumstances described in Section 3 above, a Sub-Advisor proxy analyst.
SECTION 5. CONFLICTS OF INTEREST
FocusShares Trust may occasionally be subject to conflicts of interest in the voting of proxies due to business or personal relationships it maintains with persons having an interest in the outcome of certain votes.
FocusShares Trust may also occasionally have business or personal relationships with other proponents of proxy proposals, participants in proxy contests, corporate directors or candidates for directorships.
FocusShares Trust seeks to address such conflicts of interest in various ways, including the following:
I.	The establishment, composition and authority of the Proxy Committee

II.	The delegation of primary responsibility for proxy review and vote recommendation functions to the Proxy Voting Service,

III.	Subject to paragraph IV below, if the Proxy Committee determines that a particular proxy vote involves a potential conflict of interest between FocusShares Trust and a person having an interest in the outcome of that vote, it will follow the vote recommendations of the Proxy Voting Service, provided pursuant to these policies and procedures, with respect to such proxy issue unless the Proxy Committee determines, consistent with its duty of loyalty and care, that the interests of Beneficial Owners would be better served by voting contrary to such vote recommendations. Any determination by the Proxy Committee under this paragraph III to vote a proxy issue in a manner contrary to such vote recommendations must be made by a vote of at least 70% of the then current members of the Proxy Committee.

IV.	If the Proxy Committee determines that a particular proxy issue involves a conflict of interest so severe that the Proxy Committee is unable to exercise independent judgment on the voting of such proxy issue, the Proxy Committee may resolve the conflict of interest in any of the following ways:
•	Following the vote recommendation of the Proxy Voting Service provided pursuant to these policies and procedures

•	Following the vote recommendation of an independent fiduciary appointed for that purpose

•	Abstaining

•	Voting pursuant to a “mirror voting” arrangement (under which shares are voted in the same manner and proportion as some or all of the other shares not voted by the Proxy Committee)
The method selected by the Proxy Committee may vary, consistent with its duty of loyalty and care, depending upon the facts and circumstances of each situation and the requirements of applicable law. Examples of proxy votes referred to in this paragraph IV include, without limitation, voting proxies on securities issued by FocusShares Trust or its affiliates, and proxy votes on matters in which FocusShares Trust has a direct financial interest.
SECTION 6. PROXY VOTING RECORDS; DISCLOSURES TO BENEFICIAL OWNERS
FocusShares Trust will maintain the following records relating to proxy votes cast under these policies and procedures:
I.	A copy of these policies and procedures.

II.	A copy of each proxy statement FocusShares Trust receives regarding Portfolio Securities.

III.	A record of each vote cast by FocusShares Trust.

IV.	A copy of any document created by the Proxy Committee that was material to making a decision how to vote proxies or that memorialized the basis for that decision.

V.	A copy of each written Beneficial Owners request for information on how FocusShares Trust voted proxies and a copy of any written response by FocusShares Trust to any written or oral request for information on how FocusShares Trust voted proxies on behalf of the requesting Beneficial Owners.
The foregoing records will be retained for such period of time as is required to comply with applicable laws and regulations. FocusShares Trust may rely on one or more third parties to make and retain the records referred to in items II. and III. above.
The Proxy Committee will cause copies of the foregoing records, to be provided to those Beneficial Owners upon request. It is generally the policy of FocusShares Trust not to disclose its proxy voting records to third parties, except as may be required by applicable laws and regulations.
SECTION 7. REGISTERED MANAGEMENT INVESTMENT COMPANIES
Proxies of registered management investment companies will be voted subject to any applicable investment restrictions of the fund and, to the extent applicable, in accordance with any resolutions or other instructions approved by authorized persons of the fund.
SECTION 8. OTHER SPECIAL SITUATIONS
Proxies of funds that specify the use of proxy guidelines other than the Proxy Guidelines will be voted in accordance with these other guidelines. FocusShares Trust may choose not to vote proxies in certain situations or for certain accounts either where it deems the cost of doing so to be prohibitive or where the exercise of voting rights could restrict the ability of the Fund’s Sub-Advisor to freely trade the security in question. For example, in accordance with local law or business practices, many foreign companies prevent the sales of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting (“share blocking”). Due to these restrictions, FocusShares Trust must balance the benefits to its Beneficial Owners of voting proxies against the potentially serious portfolio management consequences of a reduced flexibility to sell the underlying shares at the most advantageous time. For companies in countries with share blocking periods, the disadvantage of being unable to sell the stock regardless of changing conditions generally outweighs the advantages of voting at the shareholder meeting for routine items. Accordingly, FocusShares Trust will not vote those proxies in the absence of an unusual, significant vote. FocusShares Trust has proxy voting discretion over Portfolio Securities that may be loaned under securities lending programs. Because title to loaned securities passes to the borrower, FocusShares Trust will be unable to vote any Portfolio Security that is out on loan to a borrower on a proxy record date. Under certain circumstances, FocusShares Trust may be able to reserve the right of the Sub-Advisor to instruct the lending agent to terminate a loan in situations where the matter to be voted upon is deemed to be material to the investment and the benefits of voting the security are deemed to outweigh the costs of terminating the loan.

FocusShares Trust
Proxy Voting Guidelines
1. The Board of Directors
A. Voting on Director Nominees in Uncontested Elections
FocusShares Trust generally votes for director nominees in uncontested elections absent countervailing factors such as a lack of director independence (see below) or chronic, unjustified absenteeism.
B. Director Independence
For any situations not already covered by a rule or regulation, FocusShares Trust will generally vote for shareholder proposals requesting that the board of a company be comprised of a majority of independent directors and will generally vote against shareholder proposals requesting that the board of a company be comprised of a supermajority of independent directors. FocusShares Trust generally votes against shareholder proposals that would require the appointment of a lead or presiding director unless the audit, compensation and nominating committees are not composed of independent persons. FocusShares Trust generally votes for shareholder proposals that request that the board audit, compensation and/or nominating committees include independent directors exclusively and withholds votes for the election of non-independent directors serving on an audit, compensation or nominating committee or board. In addition, FocusShares Trust generally leaves the choice of chairman to the board’s discretion as FocusShares Trust’s support for proposals that principal committees consist exclusively of independent directors and that the board be comprised of a majority of independent directors provides sufficient checks and balances.
For all situations that involve an AMEX, NASDAQ or a NYSE listed company, FocusShares Trust will use the an AMEX, NASDAQ’s or the NYSE’s definition, respectively, of an independent director to determine a board candidate’s status. In any other situation, FocusShares Trust will consider a board candidate or member to lack independence if the proposed director:
a) Receives, or one of the proposed director’s immediate family members receives, more than $100,000 per year in direct compensation from the listed company, other than director and committee fees and pension or other forms of deferred compensation for prior service (provided such compensation is not contingent in any way on continued service); such person is presumed not to be independent until three years after he or she ceases to receive more than $100,000 per year in such compensation.
b) Is affiliated with or employed by, or if one of the proposed director’s immediate family members is affiliated with or employed in a professional capacity by, a present or former auditor of the company; the proposed director will not be considered “independent” until three years after the end of either the affiliation or the auditing relationship.
c) Is employed, or one of the proposed director’s immediate family members is employed, as an executive officer of another company where any of the listed company’s present executives serves on that company’s compensation committee; the proposed director will not be considered “independent” until three years after the end of such service or the employment relationship.
d) Is an executive officer or an employee, or one of the proposed director’s immediate family members is an executive officer, of another company (A) that accounts for at least 2% or $1 million, whichever is greater, of the listed company’s consolidated gross revenues, or (B) for which the listed company accounts for at least 2% or $1 million, whichever is greater, of such other company’s consolidated gross revenues; in each case, the proposed director is not considered “independent” until three years after consolidated gross revenues fall below that threshold.
C. Stock Ownership Requirements
FocusShares Trust generally votes against shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director, or to remain on the board.
D. Term of Office
FocusShares Trust generally votes against shareholder proposals to limit the tenure of outside directors.

E. Director and Officer Indemnification and Liability Protection
Proposals concerning director and officer indemnification and liability protection will be evaluated by FocusShares Trust on a case by case basis. FocusShares Trust generally votes for proposals providing indemnification protection to officers and directors, and for proposals limiting the liability of officers and directors for monetary damages, provided such proposals do not appear to conflict with applicable law and cover only future actions.
F. Charitable Contributions
FocusShares Trust votes against shareholder proposals to eliminate, direct or otherwise restrict charitable contributions.
II. Proxy Contests
A. Voting for Director Nominees in Contested Elections
Votes in a contested election of directors will be evaluated by FocusShares Trust on a case-by-case basis, considering the following factors:
•	long-term financial performance of the target company relative to its industry;

•	management’s track record;

•	background to the proxy contest;

•	qualifications of director nominees (both slates);

•	evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and

•	stock ownership positions.
B. Reimburse Proxy Solicitation Expenses
Decisions to provide full reimbursement for dissidents waging a proxy contest will be made on a case-by-case basis. FocusShares Trust will generally support such proposals in cases where (i) FocusShares Trust votes in favor the dissidents and (ii) the proposal is voted on the same proxy as the dissident slate and, as such, is specifically related to the contested proxy at issue.
FocusShares Trust generally votes for proposals allowing shareholders to elect replacements and fill vacancies.
III. Auditors
Ratifying Auditors
FocusShares Trust generally votes for proposals to ratify auditors, unless: an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position.
FocusShares Trust generally votes against shareholder proposals that seek to restrict management’s ability to utilize selected auditors, subject to the qualifications set forth above.
IV. Proxy Contest Defenses
A. Board Structure; Staggered vs. Annual Elections
FocusShares Trust generally votes against proposals to classify the board and for proposals to repeal classified boards and to elect all directors annually.
B. Shareholder Ability to Remove Directors
FocusShares Trust generally votes for proposals that provide that directors may be removed only for cause.
FocusShares Trust generally votes for proposals allowing shareholders to elect replacements and fill vacancies.

C. Cumulative Voting
FocusShares Trust generally votes against proposals to eliminate cumulative voting, unless such proposals are intended to effectuate a majority voting policy.
FocusShares Trust generally votes for proposals to institute cumulative voting, unless the company has previously adopted a majority voting policy, or a majority voting shareholder proposal, consistent with FocusShares Trust’s majority voting guidelines, is on the ballot at the same time as the cumulative voting proposal, in which case FocusShares Trust generally votes against such cumulative voting proposals.
D. Majority Voting
In analyzing shareholder proposals calling for directors in uncontested elections to be elected by an affirmative majority of votes cast, FocusShares Trust focuses on whether or not the company has adopted a written majority voting (or majority withhold) policy that provides for a meaningful alternative to affirmative majority voting.
In cases where companies have not adopted a written majority voting (or majority withhold) policy, FocusShares Trust generally votes for shareholder majority voting proposals.
In cases where companies have adopted a written majority voting (or majority withhold) policy, FocusShares Trust generally votes against shareholder majority voting proposals, provided that the policy is set forth in the company’s annual proxy statement and either:
•	requires nominees who receive majority withhold votes to tender their resignation to the board;

•	sets forth a clear and reasonable timetable for decision-making regarding the nominee’s status; and

•	does not contain any specific infirmities that would render it an ineffective alternative to an affirmative majority voting standard or otherwise provides a meaningful alternative to affirmative majority voting.
In determining the adequacy of a company’s majority voting (or majority withhold) policy, FocusShares Trust may also consider, without limitation, any factors set forth in the policy that are to be taken into account by the board in considering a nominee’s resignation and the range of actions open to the board in responding to the resignation (e.g., acceptance of the resignation, maintaining the director but curing the underling causes of the withheld votes, etc.).
E. Shareholder Ability to Call Special Meetings
FocusShares Trust generally votes for proposals to restrict or prohibit shareholder ability to call special meetings, but will vote against such proposals and in favor of shareholder proposals to allow shareholders to call special meetings if the minimum ownership requirement is at least 15% of outstanding shares.
F. Shareholder Ability to Act by Written Consent
FocusShares Trust generally votes against proposals allowing shareholders to take action by written consent.
G. Shareholder Ability to Alter the Size of the Board
FocusShares Trust generally votes against proposals limiting management’s ability to alter the size of the board.
V. Tender Offer Defenses
A. Poison Pills
FocusShares Trust generally votes against shareholder proposals that ask a company to submit its poison pill for shareholder ratification.
FocusShares Trust will review on a case-by-case basis management proposals to ratify a poison pill.

B. Fair Price Provisions
FocusShares Trust will review votes case-by-case on fair price proposals, taking into consideration whether the shareholder vote requirement embedded in the provision is no more than a majority of disinterested shares.
FocusShares Trust generally votes for shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.
C. Greenmail
FocusShares Trust generally votes for proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.
FocusShares Trust votes on a case-by-case basis anti-greenmail proposals when they are bundled with other charter or bylaw amendments.
D. Pale Greenmail
FocusShares Trust votes on a case-by-case basis restructuring plans that involve the payment of pale greenmail.
E. Unequal Voting Rights
FocusShares Trust generally votes against dual class exchange offers.
FocusShares Trust generally votes against dual class recapitalizations.
F. Supermajority Shareholder Vote Requirement to Amend the Charter or Bylaws
FocusShares Trust generally votes against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.
FocusShares Trust generally votes for shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.
G. Supermajority Shareholder Vote Requirement to Approve Mergers
FocusShares Trust generally votes against management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.
FocusShares Trust generally votes for shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.
H. White Squire Placements
FocusShares Trust generally votes for shareholder proposals to require shareholder approval of blank check preferred stock issues for other than general corporate purposes, unless the company has committed to issuing such shares with no more than one vote per share.
VI. Miscellaneous Governance Provisions
A. Confidential Voting
FocusShares Trust generally votes for proposals requiring confidential voting and independent vote tabulators.
B. Equal Access
FocusShares Trust generally votes against shareholder proposals that would allow significant company shareholders equal access to management’s proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.

C. Bundled Proposals
FocusShares Trust votes on a case-by-case basis bundled or “conditioned” proxy proposals. In the case of items that are conditioned upon each other, we examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders’ best interests, we vote against the proposals. If the combined effect is positive, we support such proposals.
D. Shareholder Advisory Committees
FocusShares Trust votes on a case-by-case basis, proposals to establish a shareholder advisory committee.
VII. Capital Structure
A. Common Stock Authorization
FocusShares Trust votes on a case-by-case basis, proposals to increase the number of shares of common stock authorized for issue.
B. Stock Distributions: Splits and Dividends
FocusShares Trust generally votes for management proposals to increase common share authorization for a stock split, provided that the split does not result in an increase of authorized but unissued shares of more than 100% after giving effect to the shares needed for the split.
C. Reverse Stock Splits
FocusShares Trust generally votes for management proposals to implement a reverse stock split, provided that the reverse split does not result in an increase of authorized but unissued shares of more than 100% after giving effect to the shares needed for the reverse split.
D. Blank Check Preferred Authorization
Absent special circumstances (e.g., actions taken in the context of a hostile takeover attempt) indicating an abusive purpose, FocusShares Trust generally votes against proposals that would authorize the creation of new classes of preferred stock with unspecified voting, conversion, dividend and distribution, and other rights, stock unless the voting, conversion, dividend and distribution, and other rights are specified and the voting rights are limited to one vote per share.
E. Shareholder Proposals Regarding Blank Check Preferred Stock
FocusShares Trust generally votes for shareholder proposals requiring blank check preferred stock placements to be submitted for shareholder ratification unless the shares are to be issued for the purpose of raising capital or making acquisitions.
F. Adjust Par Value of Common Stock
FocusShares Trust generally votes for management proposals to reduce the par value of common stock.
G. Preemptive Rights
FocusShares Trust reviews on a case-by-case basis, proposals to create or abolish preemptive rights. In evaluating proposals on preemptive rights, FocusShares Trust looks at the size of a company and the characteristics of its shareholder base. FocusShares Trust generally opposes preemptive rights for publicly-held companies with a broad stockholder base.
H. Debt Restructurings
FocusShares Trust reviews on a case-by-case basis, proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan. FocusShares Trust considers the following issues:
•	Dilution – How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be?

•	Change in Control – Will the transaction result in a change in control of the company?

•	Bankruptcy – Is the threat of bankruptcy, which would result in severe losses in shareholder value, the main factor driving the debt restructuring?
Generally, we approve proposals that facilitate debt restructurings unless there are clear signs of self-dealing or other abuses.
l. Share Repurchase Programs
FocusShares Trust generally votes for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.
VIII. Executive and Director Compensation
FocusShares Trust votes on a case-by-case basis on executive and director compensation plans. FocusShares Trust generally votes against compensation plans if
a.	The exercise price is less than 100% of fair market value at the time of grant; or

b.	The company has repriced underwater stock options during the past three years; or

c.	The company fails the following described burn rate test.
A company will generally fail FocusShares Trust ‘s burn rate test if its three year average burn rate exceeds 2% AND exceeds an amount that is one standard deviation in excess of its GICS industry mean (segmented by Russell 3000 and non-Russell 3000 companies). A company that exceeds both of the foregoing three year average burn rates amounts can avoid a negative vote if it commits in a public filing to maintain a burn rate over the next three fiscal years that is no higher than one standard deviation in excess of its industry mean as calculated at the time of the proposal. Restricted shares or other “full-value” awards granted will be counted against the burn rate based on the following multiplier that varies based on a company’s annual stock price volatility:

Company Characteristics	Annual Stock Price Volatility	Multiplier
High Volatility	53% or greater	1.5 to 1
Medium Volatility	25% to 52.99%	2.0 to 1
Low Volatility	25% or lower	4.0 to 1
A. OBRA-Related Compensation Proposals
• Amendments that Place a Cap on Annual Grant or Amend Administrative Features
FocusShares Trust generally votes for plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of OBRA.
• Amendments to Added Performance-Based Goals
FocusShares Trust generally votes for amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of OBRA.
• Amendments to Increase Shares and Retain Tax Deductions Under OBRA
Votes on amendments to existing plans that would both increase shares reserved AND qualify the plan-for favorable tax treatment under the provisions of Section 162(m) will be evaluated by FocusShares Trust on a case-by-case basis.
• Approval of Cash or Cash-and-Stock Bonus Plans
FocusShares Trust generally votes for cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of OBRA.
B. Shareholder Proposals to Limit Executive and Director Pay
FocusShares Trust generally votes against shareholder proposals that seek additional disclosure of executive and director pay information.

FocusShares Trust votes on a case-by-case basis all other shareholder proposals that seek to limit executive and director pay.
C. Golden and Tin Parachutes
FocusShares Trust generally votes against shareholder proposals to have golden and tin parachutes submitted for shareholder ratification.
D. Employee Stock Ownership Plans (ESOPs) and Other Broad-Based Employee Stock Plans
FocusShares Trust generally votes for proposals to approve an ESOP or other broad-based employee stock purchase or ownership plan, or to increase authorized shares for such existing plans, except in cases when the number of shares allocated to such plans is “excessive” (i.e., generally greater than ten percent (10%) of outstanding shares).
E. 401(k) Employee Benefit Plans
FocusShares Trust generally votes for proposals to implement a 401 (k) savings plan for employees.
F. Director Retirement Benefits
FocusShares Trust generally votes for shareholder proposals requesting companies cease to pay retirement benefits to directors.
IX. State of Incorporation
A. Voting on State Takeover Statutes
FocusShares Trust votes on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).
B. Voting on Reincorporation Proposals
Proposals to change a company’s state of incorporation will be examined by FocusShares Trust on a case-by-case basis.
X. Mergers and Corporate Restructurings
A. Mergers and Acquisitions
Votes on mergers and acquisitions will considered by FocusShares Trust on a case-by-case basis, taking into account at least the following:
•	anticipated financial and operating benefits;

•	offer price (cost vs. premium);

•	prospects of the combined companies;

•	how the deal was negotiated; and

•	changes in corporate governance and their impact on shareholder rights.
B. Corporate Restructuring
Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, spin-offs, liquidations, and asset sales will be considered by FocusShares Trust on a case-by-case basis.
C. Spin-offs
Votes on spin-offs will be considered by FocusShares Trust on a case-by-case basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

D. Asset Sales
Votes on asset sales will be made by FocusShares Trust on a case-by-case basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.
E. Liquidations
Votes on liquidations will be made by FocusShares Trust on a case-by-case basis after reviewing management’s efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.
F. Appraisal Rights
FocusShares Trust generally votes for proposals to restore, or provide shareholders with, rights of appraisal.
G. Changing Corporate Name
FocusShares Trust generally votes for changing the corporate name.
H. Adjourn Meeting
FocusShares Trust generally votes against proposals giving management discretion to adjourn a meeting of shareholders in order to solicit additional votes.
XI. Mutual Funds
A. Election of Trustees
Votes on trustee nominees will be evaluated by FocusShares Trust on a case-by-case basis.
B. Investment Advisory Agreement
Votes on investment advisory agreements will be evaluated by FocusShares Trust on a case-by-case basis.
C. Fundamental Investment Restrictions
Votes on amendments to a fund’s fundamental investment restrictions will be evaluated by FocusShares Trust on a case-by-case basis.
D. Distribution Agreements
Votes on distribution agreements will be evaluated by FocusShares Trust on a case-lay-case basis.
XII. Social and Environmental Issues
FocusShares Trust generally supports the position of a company’s board of directors when voting on shareholder initiated social and environmental proposals. Although FocusShares Trust acknowledges that the economic and social considerations underlying such proposals are often closely intertwined, we believe that in most cases the management group and elected directors are best positioned to make corporate decisions on these proposals.

PART C: OTHER INFORMATION
Item 23. Exhibits:

(a)	Second Amended & Restated Declaration of Trust.

(b)	Second Amended & Restated Bylaws of the Trust.

(c)	Not applicable.

(d)(1)	Investment Advisory Agreement between the Registrant and FocusShares, LLC (the “Advisor”).

(d)(2)	Sub-Advisory Agreement between the Advisor and Northern Trust Investments, N.A. (the “Sub-Advisor”).

(e)(1)	Distribution Agreement between the Registrant and Foreside Fund Services, LLC (the “Distributor”).

(e)(2)	Form of Authorized Participant Agreement.

(f)	Not applicable.

(g)	Domestic Custodian Agreement between the Advisor, on behalf of the Registrant, and JPMorgan Chase Bank, N.A. (“JPMorgan Chase”).

(h)(1)	Mutual Fund Services Agreement between the Advisor, on behalf of the Registrant, Registrant and JPMorgan Investor Services Co.

(h)(2)	Agency Services Agreement between the Registrant and JPMorgan Chase Bank, N.A.

(h)(3)	Sub-License Agreement between the Registrant and the International Securities Exchange, LLC (“ISE”) with regard to the ISE-Revere Wal-Mart Suppliers Index.

(h)(4)	Sub-License Agreement between the Registrant and ISE with regard to the ISE SINdex and the ISE Homebuilders Index.

(h)(5)	Sub-License Agreement between the Registrant and ISE with regard to the ISE-CCM Homeland Security Index.

(h)(6)	Expense Limitation Agreement between the Registrant and the Advisor with regard to the FocusShares ISE Homebuilders Index Fund, the FocusShares ISE SINdex Fund, the FocusShares ISE-CCM Homeland Security Index Fund and the FocusShares ISE-Revere Wal-Mart Supplier Index Fund.

(h)(7)	PFO/Treasurer Agreement between the Registrant and Foreside Management Services, LLC.

(h)(8)	Compliance Services Agreement between the Registrant and Foreside Management Compliance Services, LLC.

(i)	Opinion and consent of Katten Muchin Rosenman LLP.

(j)	Consent of Grant Thornton LLP, independent registered public accounting firm.

(k)	Not applicable.

(l)	Letter of Investment Intent.

(m)	Not applicable.

(n)	Not applicable.

(o)	Not applicable.

(p)(1)	Code of Ethics of the Registrant.

(p)(2)	Code of Ethics of the Advisor.

(p)(3)	Code of Ethics of the Sub-Advisor.

(p)(4)	Code of Ethics of the Distributor.

Other:

(a)	Powers of Attorney
Item 24. Persons Controlled by or Under Common Control with Registrant
None.

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Item 25. Indemnification
Reference is made to Section 8.5 of Article 8 of the Registrant’s Declaration of Trust which is incorporated herein:
The Registrant (also the “Trust”), organized as a Delaware statutory trust, operates pursuant to a Declaration of Trust dated June 20, 2007 (the “Declaration of Trust”) that permits the Registrant to indemnify every person who is, or has been, a Trustee, officer, employee or agent of the Trust, including persons who serve at the request of the Trust as directors, trustees, officers, employees or agents of another organization in which the Trust has an interest as a shareholder, creditor or otherwise (hereinafter referred to as a “Covered Person”), shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been such a Trustee, director, officer, employee or agent and against amounts paid or incurred by him in settlement thereof.
This indemnification is subject to the following conditions:
No indemnification shall be provided hereunder to a Covered Person:
(a) For any liability to the Trust or its Shareholders arising out of a final adjudication by the court or other body before which the proceeding was brought that the Covered Person engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office;
(b) With respect to any matter as to which the Covered Person shall have been finally adjudicated not to have acted in good faith in the reasonable belief that his or her action was in the best interests of the Trust; or
(c) In the event of a settlement or other disposition not involving a final adjudication (as provided in paragraph (a) or (b) above and resulting in a payment by a Covered Person, unless there has been either a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office by the court or other body approving the settlement or other disposition, or a reasonable determination, based on a review of readily available facts (as opposed to a full trial-type inquiry), that he or she did not engage in such conduct, such determination being made by: (i) a vote of a majority of the Disinterested Trustees (as such term is defined in Section 8.5.5 of the Declaration of Trust) acting on the matter (provided that a majority of Disinterested Trustees then in office act on the matter); or (ii) a written opinion of independent legal counsel.
The rights of indemnification under the Declaration of Trust may be insured against by policies maintained by the Trust, and shall be severable, shall not affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be a Covered Person, and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained in the Declaration of Trust shall affect any rights to indemnification to which Trust personnel other than Covered Persons may be entitled by contract or otherwise under law.
Expenses of preparation and presentation of a defense to any claim, action, suit or proceeding subject to a claim for indemnification under Section 8.5 of the Declaration of Trust shall be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he or she is not entitled to indemnification under Section 8.5 of the Declaration of Trust, provided that either:

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(a) Such undertaking is secured by a surety bond or some other appropriate security or the Trust shall be insured against losses arising out of any such advances; or
(b) A majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter) or independent legal counsel in a written opinion shall determine, based upon a review of the readily available facts (as opposed to the facts available upon a full trial), that there is reason to believe that the recipient ultimately will be found entitled to indemnification.
As used in Section 8.5.5 of the Declaration of Trust, the following words have the meanings set forth below:
(a) A “Disinterested Trustee” is one (i) who is not an Interested Person of the Trust (including anyone, as such Disinterested Trustee, who has been exempted from being an Interested Person by any rule, regulation or order of the SEC), and (ii) against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or has been pending;
(b) “Claim,” “action,” “suit” or “proceeding” shall apply to all claims, actions, suits, proceedings (civil, criminal, administrative or other, including appeals), actual or threatened; and
(c) “Liability” and “expenses” shall include without limitation, attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.
The Distribution Agreement provides that Foreside and the Trust agree to indemnify and hold harmless each other and each of their trustees/directors and officers and any person who controls the Trust or Foreside within the meaning of Section 15 of the 1933 Act against any loss, liability, claim, damages or expense (including the reasonable cost of investigating or defending any alleged loss, liability, claim, damages or expense and reasonable counsel fees incurred in connection therewith) arising out of or based upon (i) the allegation of any wrongful act of the Distributor of the Trust or any of their trustees/directors, officers or employees, (ii) the breach of any obligation, representation or warranty pursuant to the distribution agreement by the Trust or the Distributor, (iii) either party’s failure to comply in any material respect with applicable securities laws, or (iv) allegation that the Registration Statement, Prospectus, Statement of Additional Information, Product Description, shareholder reports, any information or materials relating to the Trust included an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements not misleading, insofar as the statement or omission was made in reliance upon, and in conformity with information furnished by Foreside to the Trust or by the Trust to Foreside. In no case (i) is the indemnity of either party in favor of any Trust/Foreside affiliate to be deemed to protect any Trust/Foreside affiliate against any liability to the Trust or Foreside or its security holders to which such Trust/Foreside affiliate would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the distribution agreement.
Item 26. Business and Other Connections of Investment Manager
See “Management” in the Statement of Additional Information. Information as to the directors and officers of the Advisor is included in its Form ADV filed with the SEC and is incorporated herein by reference thereto.
Item 27. Principal Underwriters
(a)	Foreside Fund Services, LLC, Registrant’s underwriter, serves as underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended:

American Beacon Funds
American Beacon Mileage Funds
American Beacon Select Funds
Bridgeway Funds
Century Capital Management Trust
Forum Funds
Central Park Group Multi-Event Fund
Wintergreen Fund, Inc.
Henderson Global Funds
ICM Series Trust
Monarch Funds
Sound Shore Fund, Inc.
Hirtle Callahan Trust
PMC Funds, Series of the Trust for Professional Managers
(b)	The following are officers of Foreside Fund Services, LLC, the Registrant’s underwriter. Their business address is Two Portland Square, Portland, Maine 04101.

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NAME	POSITION WITH UNDERWRITER	POSITION WITH REGISTRANT
Carl A. Bright	President & Treasurer	None
Nanette K. Chern	Vice President, Secretary & Chief Compliance Officer	None
Richard J. Berthy	Vice President & Assistant Treasurer	None
Mark A. Fairbanks	Vice President, Assistant Secretary & Deputy Chief Compliance Officer	None
(c)	Not Applicable.
Item 28. Location of Accounts and Records
All accounts, books and other documents required by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules thereunder are maintained at:
FocusShares, LLC
210 Summit Avenue — Suite C-11
Montvale, NJ 07645
JPMorgan Chase Bank, N.A.
One Chase Manhattan Plaza
New York, NY 10005
J.P. Morgan Investor Services Co.
73 Tremont Street
Boston, MA 02108
Foreside Fund Services, LLC
Two Portland Square
Portland, ME 04101
Item 29. Management Services
Not applicable.
Item 30. Undertakings
Not applicable.

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SIGNATURES
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of New York and State of New York on the 26th day of November, 2007.

FOCUSSHARES TRUST
By:	/s/ Michael Voskian
Michael Voskian
President and Principal Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following person in the capacities and on the date indicated.

Name	Title	Date

*
Robert M. Steele	Chairman and Trustee	November 26, 2007

*
Gregory Maroukian	Trustee	November 26, 2007

/s/ Michael Voskian
Michael Voskian	Trustee, President and Principal Executive Officer	November 26, 2007

/s/ Simon D. Collier
Simon D. Collier	Chief Financial Officer, Treasurer and Principal Financial Officer	November 26, 2007

*By:	/s/ Erik Liik Eric Liik
Attorney-In-Fact

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EXHIBIT INDEX

23(a)	Second Amended & Restated Declaration of Trust.

23(b)	Second Amended & Restated Bylaws of the Trust.

23(d)(1)	Investment Advisory Agreement between the Registrant and FocusShares, LLC (the “Advisor”).

23(d)(2)	Sub-Advisory Agreement between the Advisor and Northern Trust Investments, N.A. (the “Sub-Advisor”).

23(e)(1)	Distribution Agreement between the Registrant and Foreside Fund Services, LLC (the “Distributor”).

23(e)(2)	Form of Authorized Participant Agreement.

23(g)	Domestic Custodian Agreement between the Advisor, on behalf of the Registrant, and JPMorgan Chase Bank, N.A. (“JPMorgan Chase”).

23(h)(1)	Mutual Fund Services Agreement between the Advisor, on behalf of the Registrant, Registrant and JPMorgan Investor Services Co.

23(h)(2)	Agency Services Agreement between the Registrant and JPMorgan Chase Bank, N.A.

23(h)(3)	Sub-License Agreement between the Registrant and the International Securities Exchange, LLC (“ISE”) with regard to the ISE-Revere Wal-Mart Suppliers Index.

23(h)(4)	Sub-License Agreement between the Registrant and ISE with regard to the ISE SINdex and the ISE Homebuilders Index.

23(h)(5)	Sub-License Agreement between the Registrant and ISE with regard to the ISE-CCM Homeland Security Index.

23(h)(6)	Expense Limitation Agreement between the Registrant and the Advisor with regard to the FocusShares ISE Homebuilders Index Fund, the FocusShares ISE SINdex Fund, the FocusShares ISE-CCM Homeland Security Index Fund and the FocusShares ISE-Revere Wal-Mart Supplier Index Fund.

23(h)(7)	PFO/Treasurer Agreement between the Registrant and Foreside Management Services, LLC.

23(h)(8)	Compliance Services Agreement between the Registrant and Foreside Management Compliance Services, LLC.

23(i)	Opinion and consent of Katten Muchin Rosenman LLP.

23(j)	Opinion and Consent of Grant Thornton LLP, independent registered public accounting firm.

23(l)	Letter of Investment Intent.

23(p)(1)	Code of Ethics of the Registrant.

23(p)(2)	Code of Ethics of the Advisor.

23(p)(3)	Code of Ethics of the Sub-Advisor.

23(p)(4)	Code of Ethics of the Distributor.

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